U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]


                    Pre-Effective Amendment No.
                    Post-Effective Amendment No.                 35
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]
                    Amendment No.                                38


                        (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)


                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400


                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)


                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246


It is proposed that this filing will become effective (check appropriate box):


/ /  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/X/  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                  NoLoad Funds


                          The Jamestown Balanced Fund
                           The Jamestown Equity Fund
                    The Jamestown International Equity Fund
                        The Jamestown Fixed Income Fund
                     The Jamestown Tax Exempt Virginia Fund


                                   PROSPECTUS


                                 August 1, 2001


                               Investment Advisor
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

These securities have not been approved nor disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

================================================================================

                               TABLE OF CONTENTS
================================================================================

Risk/Return Summary ........................................................   3

Synopsis of Costs and Expenses .............................................  11

Investment Objectives, Principal Investment Strategies and Related Risks ...  12

How to Purchase Shares .....................................................  24

How to Redeem Shares .......................................................  26

How Net Asset Value is Determined ..........................................  28

Management of the Funds ....................................................  29


Dividends, Distributions and Taxes .........................................  31

Tax Status of Tax Exempt Virginia Fund .....................................  32


Financial Highlights .......................................................  35

PORTFOLIO MANAGERS
THE JAMESTOWN BALANCED FUND
   Henry C. Spalding, Jr.
   Charles M. Caravati III, CFA
   Joseph A. Jennings III, CFA
THE JAMESTOWN EQUITY FUND
   Henry C. Spalding, Jr.
   Charles M. Caravati III, CFA
THE JAMESTOWN INTERNATIONAL EQUITY FUND
   Kathleen Harris, CFA

THE JAMESTOWN FIXED INCOME FUND
   Joseph A. Jennings III , CFA

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
   Beth Ann Walk, CFA

RISK/RETURN SUMMARY
================================================================================


The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund, The Jamestown Fixed Income Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each represents a separate mutual fund with its own investment objectives and policies.


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The JAMESTOWN BALANCED FUND'S investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The JAMESTOWN EQUITY FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The JAMESTOWN INTERNATIONAL EQUITY FUND'S investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.


The JAMESTOWN FIXED INCOME FUND'S investment objective is to provide current income through investment in a diversified portfolio of fixed income securities. Capital protection and low volatility are important investment goals.


The JAMESTOWN TAX EXEMPT VIRGINIA FUND'S investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

JAMESTOWN BALANCED FUND
The percentage of assets of the Balanced Fund invested in equities and fixed income securities is varied according to the Advisor's judgment of market and economic conditions. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, including corporate debt obligations and U.S. Government Securities, are acquired for income and secondarily for capital appreciation.

JAMESTOWN EQUITY FUND

The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


JAMESTOWN INTERNATIONAL EQUITY FUND

The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of issuers located outside the United States, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


The Fund will seek to control risk by diversifying its assets among 12 or more countries and approximately 80 stocks, and by possibly purchasing forward currency exchange contracts to hedge against anticipated currency fluctuations.

JAMESTOWN FIXED INCOME

Fund The Advisor seeks to achieve the Fixed Income Fund's objective through investment in a diversified portfolio of investment grade fixed income securities, including corporate debt obligations and U.S. Government securities of varying maturities and mortgage-related and other asset-backed securities. Investment decisions are made based on an analysis of a security's risk-adjusted yield relative to yields available on the same maturity of U.S. Treasury obligations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in fixed income securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The average maturity of the Fund's portfolio will vary from 3 to 12 years and will be adjusted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate. The Fund intends to concentrate its investments in "high quality" securities by maintaining at least 80% of its assets in fixed income securities rated A or better.


JAMESTOWN TAX EXEMPT VIRGINIA FUND

At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.


The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 15 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 75% of its assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

JAMESTOWN BALANCED FUND
The value of the portion of the Balanced Fund's portfolio invested in equity securities will fluctuate in response to stock market movements, and the value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN EQUITY FUND
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN INTERNATIONAL EQUITY FUND
Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to overall stock market risk and credit risks relative to specific issuers, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. As a result, there is a risk that you could lose money by investing in the Fund.


JAMESTOWN FIXED INCOME FUND
The return on and value of an investment in the Fixed Income Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities. As a result, there is a risk that you could lose money by investing in the Fund.


JAMESTOWN TAX EXEMPT VIRGINIA FUND

Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.


As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual returns of the Funds compare to those of a broad measure of market performance. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future. The Jamestown Fixed Income Fund is new and therefore does not have a performance history for a full calendar year.

                            JAMESTOWN BALANCED FUND

                               [GRAPHIC OMITTED]

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
 22.52%   8.32%   4.35%   0.11%  29.22%  15.75%  19.89%  18.27%  11.47%   0.85%

During the period shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -8.80% during the quarter ended September 30, 1998.

The year-to-date return through June 30, 2001 is ____%.

                             JAMESTOWN EQUITY FUND

                               [GRAPHIC OMITTED]

         1993    1994    1995    1996    1997    1998    1999    2000
         2.06%   1.12%  34.27%  21.06%  25.53%  23.97%  16.65%  -1.71%


During the period shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a quarter was -14.56% during the quarter ended September 30, 1998.


The year-to-date return through June 30, 2001 is _____%.

                      JAMESTOWN INTERNATIONAL EQUITY FUND

                               [GRAPHIC OMITTED]

                          1997    1998    1999    2000
                         12.43%  23.95%  39.61% -20.41%

During the period shown in the bar chart, the highest return for a quarter was 23.70% during the quarter ended December 31, 1999 and the lowest return for a quarter was -15.84% during the quarter ended June 30, 2000.

The year-to-date return through June 30, 2001 is ____%.

                       JAMESTOWN TAX EXEMPT VIRGINIA FUND

                               [GRAPHIC OMITTED]

             1994    1995    1996    1997    1998    1999    2000
            -3.69%  12.21%   3.87%   7.07%   5.40%  -1.74%   8.98%


During the period shown in the bar chart, the highest return for a quarter was 4.73% during the quarter ended March 31, 1995 and the lowest return for a quarter was -4.37% during the quarter ended March 31, 1994.


The year-to-date return through June 30, 2001 is ____%.

        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

JAMESTOWN BALANCED FUND
                                      1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Balanced Fund .....................    0.85%   13.03%   12.70%
Standard & Poor's
   500 Index(1) ...................   -9.09%   18.34%   17.46%


JAMESTOWN EQUITY FUND
                                                        SINCE      INCEPTION
                                      1 YEAR  5 YEARS INCEPTION       DATE
--------------------------------------------------------------------------------
Equity Fund .......................   -1.71%   16.65%   14.75%  December 1, 1992
Standard & Poor's
   500 Index(1) ...................   -9.09%   18.34%   17.20%

JAMESTOWN INTERNATIONAL EQUITY FUND
                                                SINCE    INCEPTION
                                      1 YEAR  INCEPTION     DATE
--------------------------------------------------------------------------------
International Equity Fund .........  -20.41%    9.18%  April 16, 1996
Morgan Stanley Europe,
   Australia and Far East
   ("EAFE") Index(2) ..............  -14.16%    6.36%

JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                        SINCE      INCEPTION
                                      1 YEAR  5 YEARS INCEPTION       DATE
--------------------------------------------------------------------------------
Tax Exempt Virginia Fund ..........    8.98%    4.65%   4.63%  September 1, 1993
Lehman Municipal
   Bond Index(3) ..................   11.69%    5.84%   5.85%


(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of common stock prices.
(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.
(3) The Lehman Municipal Bond Index is an unmanaged index of bonds widely recognized as a broad measure of the municipal bond market.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (fees paid directly from your investment):  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                INTERNATIONAL  FIXED  TAX EXEMPT
                               BALANCED   EQUITY    EQUITY    INCOME   VIRGINIA
                                 FUND      FUND      FUND      FUND      FUND
--------------------------------------------------------------------------------
Investment Advisory Fees ...     0.65%     0.65%     1.00%     0.38%     0.40%

Administrator's Fees* ......     0.12%     0.13%     0.18%     0.12%     0.15%
Other Expenses .............     0.09%     0.10%     0.21%     0.25%**   0.14%
                                 -----     -----     -----     -----     -----
Total Fund Operating
   Expenses ................     0.86%     0.88%     1.39%     0.75%     0.69%
                                 =====     =====     =====     =====     =====

*    Administrator's Fees have been restated to reflect current fees.
** Other Expenses for the Fixed Income Fund are based on estimated amounts for the current fiscal year.


EXAMPLE: This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                INTERNATIONAL  FIXED  TAX EXEMPT
                               BALANCED   EQUITY    EQUITY    INCOME   VIRGINIA
                                 FUND      FUND      FUND      FUND      FUND
--------------------------------------------------------------------------------

1 Year .....................    $   88    $   90    $  142    $   77    $   70
3 Years ....................       274       281       440       240       221
5 Years ....................       477       488       761                 384
10 Years ...................     1,061     1,084     1,669                 859


The footnotes to the Financial Highlights table contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS
================================================================================

The investment objectives of the JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of the JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.


The investment objective of the JAMESTOWN FIXED INCOME FUND is to provide current income through investment in a diversified portfolio of fixed income securities. Capital protection and low volatility are important investment goals.


The investment objectives of the JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

Any investment involves risk, and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                         EQUITY FUND AND BALANCED FUND

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions and projected earnings growth. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income sucurities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.


PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor analyzes the projected total return relationships between 4 year stock market total returns (using the S&P 500 as a proxy for the market) and U.S. Treasury Notes with a 4-year maturity. A 4-year time frame is used in the Advisor's total return projections because the Advisor believes 4 years is a sufficiently long time period to assess the potential total return of competing investments without being unduly influenced by short term economic and market factors. The Advisor uses a dividend discount model, based upon historical S&P 500 price to dividend relationships, to project 4-year stock market total returns. This model compares the Advisor's projected S&P 500 4-year dividend streams and resulting computer generated fourth year S&P 500 Index values the current S&P 500 Index value to derive estimates of the total return potential from stocks.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equi-ty investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result,
in  the  Advisor's   opinion,   in  the  Balanced  Fund  and  its  shareholders
experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                           INTERNATIONAL EQUITY FUND

Concentrated positions will be established in countries and regions that look most attractive. In choosing a country or region for the portfolio, the International Equity Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. In general, the country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified.

Oechsle International Advisors, LLC (the "Sub-Advisor") believes that investors must scan the world for investment opportunities. International diversification is important because:

     (1) non-U.S. stocks now account for more than 50 percent of the world's stock market capitalization; and

     (2) the Sub-Advisor believes that international investing meaningfully reduces risk while potentially improving returns.


In 1970, the United States represented 66 percent of the world's stock market capitalization, thus providing U.S. investors with ample choices at home. However, by 2000 rapid growth in the economies of other countries and the development of their equity markets reduced the U.S. percentage to approximately 26% of a much larger world market. Non-U.S. stocks represent a large, significant pool presenting opportunities which investors can no longer ignore. Furthermore, the Sub-Advisor believes that the inclusion of international stocks to an existing portfolio of U.S. securities results in lower risk mainly due to the fact that foreign economies and markets are not synchronized with the U.S. economy or the U.S. equity market.

Recognition of the enhanced risk/reward characteristics of international investing on the part of institutional investors is demonstrated by their rapidly increasing exposure to international equity markets. By the end of 1999, U.S. pension funds had invested more than 10% of their equity portfolios in international equities. This percentage is expected to significantly increase over the next 5 years.


The Sub-Advisor combines top-down country selection with bottom-up stock selection in order to exploit the inefficiencies within and between international equity markets. Various academic studies have shown that 60 to 70 percent of a portfolio's returns are determined by the asset allocation mix, while the remainder is the result of stock selection.

The Sub-Advisor believes that to consistently provide investors with superior returns, it is imperative to focus on both country selection as well as stock selection. Three primary factors are reviewed in the country selection process in order to rank all the countries for potential returns in U.S. dollars:

     (1) A positive monetary environment that is likely to stimulate economic growth;

     (2) Accelerating corporate earnings in countries selling at reasonable valuation levels given the expected growth; and

     (3)  The demand and supply relationship for equities in each country.

The Sub-Advisor seeks to control risk by diversifying across a number of foreign markets. The Fund will generally have investments in 12 or more countries, and the Fund will never be completely out of any major market in the Morgan Stanley Europe, Australia and Far East ("EAFE") Index. The Fund will be further diversified by holding, on average, 80 stocks in the portfolio. A quantitative review of the portfolio serves to identify the risk and return parameters of the investments.

Once the macro-economic framework is developed, the Sub-Advisor seeks to add value through security selection. The Sub-Advisor focuses on medium and large capitalization stocks, but the Fund may hold up to 25% of the Fund's assets in companies that have a market capitalization of less than $1 billion. The minimum market capitalization for an investment is $50 million. Turnover in the portfolio will generally average between 25% and 50%.

The stock selection process is earnings driven with a particular focus on cash earnings. In international markets where the accounting and reporting standards are not as standardized as in the United States, the Sub-Advisor believes that cash earnings are the best reflection of the true earnings power of a corporation. The Sub-Advisor analyzes accounting and legal differences in order to compare investments among different countries. The core of the equity research process is driven by fundamental research. The Sub-Advisor's investment research professionals annually visit more than 700 companies around the globe that are potential investments. The Sub-Advisor feels that these company visits are an essential part of understanding the cash generation capabilities of the companies. The Sub-Advisor is headquartered in Boston and has offices and investment professionals in Frankfurt, London and Tokyo.

When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.

The Fund will use currency hedges only as a defensive measure. Given its outlook for the various currencies, the Sub-Advisor first seeks beneficial currency exposure through country allocation. Secondly, the Sub-Advisor will concentrate investments in securities that are likely to benefit from the currency outlook. Finally, as a defensive measure, the Sub-Advisor may hedge some of the Fund's currency position to protect the portfolio against a rise in the dollar of the United States. The Fund may hedge up to 50% of its investments in international markets.

CERTAIN RISK CONSIDERATIONS

Investing in foreign securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including the instability of some governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or elsewhere) or changed circumstances in dealings between nations. The application of non-U.S. tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in such securities. Higher expenses may result from investment in non-U.S. securities than would result from investment in U.S. securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than those in the United States. Securities markets located outside the United States also may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Investments in countries other than the United States could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


                               FIXED INCOME FUND

Fixed income securities include U.S. Government obligations, corporate debt obligations and mortgage-related and other asset-backed securities. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

The Fixed Income Fund may invest in mortgage-related and other asset-backed securities. Mortgage-related securities directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property. Other asset-backed securities are created by the grouping of certain private loans, receivables and other lender assets, such as automobile receivables and credit card receivables, into pools.

The Fixed Income Fund may also invest up to 10% of its net assets in U.S. dollar denominated fixed income securities issued by foreign corporations, foreign governments and supranational organizations.

Investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds ("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

RISK CONSIDERATIONS. The value of the Fixed Income Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value.

The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates are declining, the value of such securities may not increase as much as other fixed income securities. The rate of repayments on underlying mortgages or other lender assets will affect the price and volatility of such securities, and may have the effect of shortening or extending the effective maturity of such securities.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                            TAX EXEMPT VIRGINIA FUND


The Tax Exempt Virginia Fund is designed primarily to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.


Although the Fund seeks to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 15 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its investment purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

The Fund requires that 75% of its assets must be rated at least A by Moody's, S&P, Fitch or D&P. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 75% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax.

The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which are unrated but which are considered to have essentially the same characteristics and qualities as commercial paper having such ratings).

RISK CONSIDERATIONS. Because of the concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1126, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.


Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

     The Jamestown Funds
     c/o Shareholder Services
     P.O. Box 46707
     Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1126 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed account application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

     Firstar Bank, N.A.
     ABA# 042000013
     For The Jamestown Funds #19945-6716
     For the [name of Fund]
     For [Shareholder name and account number or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-866-738-1126 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investment in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the 15th day and/or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.


The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, and not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.


If you are uncertain of the requirements for redemption, please contact the Funds, at 1-866-738-1126, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Jamestown Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce such delay (which may take up to 15 days) if you purchase by certified check, government check or wire transfer. In such cases, the NAV next determined after receipt by the Administrator of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE  GUARANTEES.  To  protect  your  account  and the  Funds  from  fraud, signature guarantees are required to be sure that you are the person who has authorized a redemption in an amount over $25,000 or a change in registration or standing instructions for your account. Signature guarantees are required for
(1) requests to redeem shares having a value of greater than $25,000, (2) change of registration requests, (3) requests to establish or change redemption services other than through your initial account application and (4) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current offering price, you may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
================================================================================


INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc., (the "Advisor"), provides the Balanced Fund, the Equity Fund, the Fixed Income Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.

BALANCED FUND--Henry C. Spalding, Jr. and Charles M. Caravati III, CFA, are primarily responsible for managing that portion of the Balanced Fund invested in equity securities. Mr. Spalding joined the Advisor in 1988 and has been a Managing Director since 1998. Mr. Caravati is a Vice President of the Advisor and has been with the firm since 1992. Joseph A. Jennings III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Prior to joining the Advisor in 1999, Mr. Jennings was a Senior Vice President at Crestar Bank from 1998 to 1999 and at Central Fidelity Bank from 1985 to 1998.


Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%.

EQUITY FUND--Henry C. Spalding, Jr. and Charles M. Caravati III, CFA, are primarily responsible for managing the portfolio of the Equity Fund.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.55%.

INTERNATIONAL EQUITY FUND--Compensation of the Advisor with respect to the International Equity Fund is at the annual rate of 1.00% of the Fund's average daily net assets.

Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC (the "Sub-Advisor") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor.

Walter Oechsle, who has 38 years experience in the international investment arena, began his career at Arnhold and S. Bleichroeder before moving to Putnam to become the President and Chief Investment Officer of Putnam International
Advisors. In 1986, Mr. Oechsle left with most of the team from Putnam International Advisors and established the Sub-Advisor. The founding partners of the Sub-Advisor have an average tenure of 18 years with the current investment team. The Sub-Advisor has 18 investment professionals located in offices in Boston, Frankfurt, London and Tokyo. The Sub-Advisor manages over $20 billion in international assets in separately managed and commingled accounts for private and institutional investors. The Sub-Advisor's address is One International Place, Boston, Massachusetts 02110.

Since January 1997, Kathleen Harris, CFA has primary responsibility for the day-to-day management of the International Equity Fund's portfolio. Ms. Harris has been employed by the Sub-Advisor since January 1995. Prior to her employment with the Sub-Advisor, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. Walter Oechsle participates in the management of the Fund particularly with respect to country asset allocation decisions, which are made by both Mr. Oechsle and Ms. Harris.

Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

FIXED INCOME FUND--Joseph A. Jennings III, CFA is primarily responsible for managing the portfolio of the Fixed Income Fund. Prior to joining the Advisor in 1999, Mr. Jennings was a Senior Vice President at Crestar Bank from 1998 to 1999 and at Central Fidelity Bank from 1985 to 1998.

Compensation of the Advisor with respect to the Fixed Income Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.375%; and on assets over $500 million, 0.30%.


TAX EXEMPT VIRGINIA FUND--Beth Ann Walk, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since the Fund's inception. Ms. Walk is a Vice President of the Advisor and has been with the firm since 1983.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================


Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Fixed Income Fund and the Tax Exempt Virginia Fund intends to declare dividends on each business day and to pay such dividends monthly. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gain or ordinary income.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

TAX STATUS OF TAX EXEMPT VIRGINIA FUND
================================================================================

FEDERAL INCOME TAXES. Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the taxexempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction).

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. The tax discussion in this Prospectus is for general information only. Prospective investors should consult their own tax advisors as to the tax consequences of an investment in the Fund.

STATE INCOME TAXES. The Trust is organized as a Massachusetts business trust and, under current law, the Fund is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code. The Fund will have a business location in Virginia and will be subject to the income tax laws of that state. A regulated investment company generally will not be required to pay any Virginia income tax so long as it (1) does not have to pay any federal income tax and (2) receives no interest income that is exempt from federal income tax but is not exempt from Virginia income tax, such as federally tax-exempt interest on obligations of a state other than Virginia.

Set forth below is a brief description of the personal income tax status of an investment in the Fund under Virginia tax laws currently in effect. A statement setting forth the state income tax status of all distributions made during each calendar year will be sent to shareholders annually.

The Virginia Department of Taxation has ruled that, under existing Virginia law, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code and 50% or more of the value of the total assets of the Fund consists of obligations whose interest is exempt from federal income tax, dividends received from the Fund will not be subject to Virginia personal income taxes to the extent that such dividends are either (1) excludable from gross income for federal income tax purposes and attributable to interest on obligations issued by the Commonwealth of Virginia or any of its political subdivisions or instrumentalities or obligations issued by Guam, Puerto Rico or the United States Virgin Islands or (2) attributable to interest on obligations issued by the United States or any authority, commission, or instrumentality of the United States in the exercise of borrowing power, and backed by the full faith and credit of the United States. For shareholders who are subject to Virginia income tax, dividends received from the Fund (whether paid in cash or reinvested in additional shares) generally will be includable in Virginia taxable income to the extent not described in the preceding sentence. Thus, for example, the portion of dividends excludable from gross income for federal income tax purposes and attributable to interest on obligations of a state other than Virginia will not be exempt from Virginia income tax.

Capital gains distributed by the Fund and gain recognized on the sale or other disposition of shares of the Fund generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund (1) will not be deductible for Virginia income tax purposes to the extent that such interest expense relates to the portions of dividends received from the Fund exempt from Virginia income tax and (2) will be deductible for Virginia income tax purposes as an offset against the portions of the dividends received from the Fund attributable to interest income not exempt from Virginia income taxation to the extent that such interest expense is not deducted in determining federal taxable income and is related to such non-exempt portions.

The maximum marginal Virginia personal income tax rate is 5.75%. The same rate applies to capital gains as to other taxable income.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations, and Virginia tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder, and the applicable Virginia tax laws. The Code, Treasury regulations, and Virginia tax laws are subject to change by legislative, judicial or administrative action either prospectively or retroactively. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request. Information is not provided for The Jamestown Fixed Income Fund because the public offering of shares of that Fund has not commenced as of the date of this Prospectus.

                          THE JAMESTOWN BALANCED FUND

                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================================================
                                                                                   YEARS ENDED MARCH 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ...........................          0.35            0.35            0.34            0.37            0.35
   Net realized and unrealized gains (losses)
      on investments ...............................         (2.82)           2.49            0.95            4.31            1.45
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................         (2.47)           2.84            1.29            4.68            1.80
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment
      income .......................................         (0.35)          (0.35)          (0.34)          (0.37)          (0.35)
   Distributions from net realized
      gains ........................................         (0.23)          (0.78)          (0.21)          (2.10)          (1.05)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.58)          (1.13)          (0.55)          (2.47)          (1.40)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    16.78      $    19.83      $    18.12      $    17.38      $    15.17
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................       (12.65%)         15.90%           7.56%          32.42%          12.29%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  109,333      $  128,201      $  112,804      $  101,408      $   70,654
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average
   net assets ......................................         0.87%           0.88%           0.88%           0.90%           0.91%

Ratio of net expenses to average
   net assets(a) ...................................         0.85%           0.86%           0.86%           0.87%           0.87%

Ratio of net investment income
   to average net assets ...........................         1.84%           1.85%           1.95%           2.21%           2.31%

Portfolio turnover rate ............................           64%             62%             69%             90%             58%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                           THE JAMESTOWN EQUITY FUND

                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                            YEARS ENDED MARCH 31,
                                                  --------------------------------------------------------------------------
                                                     2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $    26.02      $    21.76      $    20.16      $    15.66      $    13.96
                                                  ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         (0.00)           0.03            0.07            0.11            0.13
   Net realized and unrealized
      gains (losses) on investments ..........         (5.51)           5.18            1.60            6.47            2.00
                                                  ----------      ----------      ----------      ----------      ----------
Total from investment operations .............         (5.51)           5.21            1.67            6.58            2.13
                                                  ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net
      investment income ......................            --           (0.03)          (0.07)          (0.11)          (0.13)
   Distributions from net
      realized gains .........................         (0.57)          (0.92)             --           (1.97)          (0.30)
                                                  ----------      ----------      ----------      ----------      ----------
Total distributions ..........................         (0.57)          (0.95)          (0.07)          (2.08)          (0.43)
                                                  ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ...............    $    19.94      $    26.02      $    21.76      $    20.16      $    15.66
                                                  ==========      ==========      ==========      ==========      ==========

Total return .................................       (21.49%)         24.04%           8.33%          43.74%          15.27%
                                                  ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ............    $   60,914      $   77,809      $   63,416      $   52,214      $   31,180
                                                  ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to
   average net assets ........................         0.90%           0.91%           0.92%           0.93%           0.98%

Ratio of net expenses to average
   net assets(a) .............................         0.88%           0.88%           0.89%           0.90%           0.92%

Ratio of net investment income (loss) to
   average net assets ........................        (0.01%)          0.14%           0.35%           0.60%           0.85%

Portfolio turnover rate ......................           83%             67%             66%             59%             44%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

                                                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================================
                                                                                                                      PERIOD
                                                                       YEARS ENDED MARCH 31,                           ENDED
                                                    ----------------------------------------------------------       MARCH 31,
                                                       2001            2000            1999            1998           1997(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........    $    17.99      $    13.63      $    12.61      $     9.81      $    10.00
                                                    ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ................         (0.03)          (0.00)           0.05           (0.01)          (0.01)
   Net realized and unrealized
      gains (losses) on investments
      and foreign currencies ...................         (5.48)           5.19            1.04            2.91           (0.14)
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         (5.51)           5.19            1.09            2.90           (0.15)
                                                    ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net
      investment income ........................         (0.05)          (0.04)          (0.07)          (0.10)          (0.04)
   Distributions from net
      realized gains ...........................         (1.87)          (0.79)             --              --              --
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ............................         (1.92)          (0.83)          (0.07)          (0.10)          (0.04)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of period ...............    $    10.56      $    17.99      $    13.63      $    12.61      $     9.81
                                                    ==========      ==========      ==========      ==========      ==========

Total return ...................................       (33.29%)         39.35%           8.67%          29.67%          (1.56%)(c)
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of period (000's) ............    $   59,664      $   85,849      $   54,019      $   42,543      $   29,290
                                                    ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to
   average net assets(b) .......................         1.41%           1.56%           1.51%           1.56%           1.60%(d)

Ratio of net investment income
   (loss) to average net assets ................        (0.24%)         (0.01%)          0.38%          (0.05%)         (0.15%)(d)

Portfolio turnover rate ........................           48%             52%             39%             47%             70%(d)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                                   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================================================
                                                                                  YEARS ENDED MARCH 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning
   of year .........................................    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.43            0.42            0.43            0.44            0.45
   Net realized and unrealized gains
      (losses) on investments ......................          0.43           (0.42)           0.07            0.33           (0.02)
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.86            0.00            0.50            0.77            0.43
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment
      income .......................................         (0.43)          (0.42)          (0.43)          (0.44)          (0.45)
   Distributions from net
      realized gains ...............................            --           (0.01)          (0.01)             --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.43)          (0.44)          (0.44)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    10.22      $     9.79      $    10.22      $    10.16      $     9.83
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         8.97%           0.04%           4.92%           8.00%           4.39%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   30,182      $   29,138      $   25,626      $   18,213      $   11,197
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average
   net assets(a) ...................................         0.68%           0.69%           0.73%           0.75%           0.75%

Ratio of net investment income
   to average net assets ...........................         4.31%           4.27%           4.17%           4.40%           4.51%

Portfolio turnover rate ............................           47%             47%             31%             33%             24%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.78% and 0.88% for the years ended March 31, 1998 and 1997, respectively.

                       THE JAMESTOWN FUNDS


                       INVESTMENT ADVISOR
                       Lowe, Brockenbrough & Company, Inc.
                       1802 Bayberry Court
                       Suite 400
                       Richmond, Virginia 23226
                       www.jamestownfunds.com


                       ADMINISTRATOR
                       Ultimus Fund Solutions, LLC
                       P.O. Box 46707
                       Cincinnati, Ohio 45246-0707
                       (Toll-Free) 1-866-738-1126

                       INDEPENDENT AUDITORS
                       Tait, Weller & Baker
                       Eight Penn Center Plaza, Suite 800
                       Philadelphia, Pennsylvania 19103

                       LEGAL COUNSEL
                       Sullivan & Worcester LLP
                       One Post Office Square
                       Boston, Massachusetts 02109

                       BOARD OF TRUSTEES
                       Austin Brockenbrough, III
                       John T. Bruce
                       Charles M. Caravati, Jr.
                       J. Finley Lee, Jr.
                       Richard Mitchell
                       Richard L. Morrill
                       Harris V. Morrissette
                       Erwin H. Will, Jr.
                       Samuel B. Witt, III

================================================================================

                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1126

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                               File No. 811-5685

================================================================================

                                                         THE JAMESTOWN FUNDS

                                                                                                      Send completed application to:
                                                                                                                 THE JAMESTOWN FUNDS
                                                                                                            c/o Shareholder Services
FUND SHARES APPLICATION                                                                                               P.O. Box 46707
(Please type or print clearly)                                                                             Cincinnati, OH 45246-0707
====================================================================================================================================
ACCOUNT REGISTRATION

| | INDIVIDUAL
                            --------------------------------------------------------------------------------------------------------
                            (First Name)           (Middle Initial)          (Last Name)          (Birthdate)          (SS#)
| | JOINT*
                            --------------------------------------------------------------------------------------------------------
                            (First Name)           (Middle Initial)          (Last Name)          (Birthdate)          (SS#)
                            *Joint accounts will be registered  joint tenants with the right of survivorship unless otherwise indicated.
| | UGMA/UTMA                                                                under the         Uniform Gifts/Transfers to Minors Act
                            ------------------------------------------------           -------
                            (First Name)    (Middle Initial)    (Last Name)            (State)
                                                                                                                        as Custodian
                            -------------------------------------------------------------------------------------------
                            (First Name)                     (Middle Name)                        (Last Name)

                            --------------------------------------------------------------------------------------------------------
                                                         (Birthdate of Minor)                       (SS # of Minor)
| | FOR CORPORATIONS,
    PARTNERSHIPS, TRUSTS,   --------------------------------------------------------------------------------------------------------
    RETIREMENT PLANS AND       Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will
    THIRD PARTY IRAS.          be registered, and the date of the Trust instrument.

                            --------------------------------------------------------------------------------------------------------
                                                               (Taxpayer Identification Number)
====================================================================================================================================
ADDRESS

Street or P.O. Box
                   -----------------------------------------------------------------------------------------------------------------
City                                                                             State                  Zip
     ---------------------------------------------------------------------------       ----------------     ------------------------
Telephone                            U.S. Citizen       Resident Alien       Non Resident (Country of Residence)
          --------------------------              -----                -----                                     -------------------
====================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name
     -------------------------------------------------------------------------------------------------------------------------------
Company
        ----------------------------------------------------------------------------------------------------------------------------
Street or P.O. Box
                   -----------------------------------------------------------------------------------------------------------------
City                                                                             State                  Zip
     ---------------------------------------------------------------------------       ----------------     ------------------------
====================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

| | Enclosed is a check payable to THE JAMESTOWN FUNDS for $                   (Please indicate Fund(s) below)
                                                            ------------------

| | Funds wired to Firstar Bank on                          in the amount of $                       (Please indicate Fund(s) below)
                                   ------------------------                   ----------------------

| | JAMESTOWN BALANCED FUND             $                         | | JAMESTOWN FIXED INCOME FUND        $
                                         -------------------                                              -------------------
| | JAMESTOWN EQUITY FUND               $                         | | JAMESTOWN TAX EXEMPT VIRGINIA FUND $
                                         -------------------                                              -------------------
| | JAMESTOWN INTERNATIONAL EQUITY FUND $
                                         -------------------

By Mail: You  may  purchase  shares  by  mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE,  PLEASE CONTACT THE FUNDS (TOLL-FREE) AT 1-866-738-1126 SO THAT
         YOUR  WIRE  TRANSFER  IS  PROPERLY CREDITED TO YOUR ACCOUNT.  Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               FIRSTAR BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE JAMESTOWN FUNDS #19945-6716
               FOR THE [NAME OF FUND]
               FOR [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]
====================================================================================================================================
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

| | Reinvest all dividends and capital gains distributions
| | Reinvest all capital gain distributions; dividends to be paid in cash
| | Pay all dividends and capital gain distributions in cash
     | | By Check    | | By ACH to my bank checking or savings account. Please attach a voided check.


====================================================================================================================================
SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information  contained in this section will require an
Amendment to this Application Form.

| | New Application | | Amendment to previous Application dated                                     Account No.
                                                                -----------------------------------            ---------------------
Name of Registered Owner
                         -----------------------------------------------------------------------------------------------------------

The following  named person(s) are currently  authorized  signatories of the Registered  Owner.  Any  ______________  of them is/are authorized under the applicable  governing  document to act with full power to sell, assign or transfer  securities of THE JAMESTOWN
FUNDS for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                      Title                                    Signature

     -------------------------------------     -------------------------------------     -------------------------------------

     -------------------------------------     -------------------------------------     -------------------------------------

     -------------------------------------     -------------------------------------     -------------------------------------

THE JAMESTOWN FUNDS, or any agent of the Funds may, without inquiry,  rely upon the instruction of any person(s) purporting to be an authorized  person named above,  or in any  Amendment  received by the Funds or their agent.  The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
====================================================================================================================================
SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.
| | Please mail redemption proceeds to the name and address of record
| | Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below:
(subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $                               beginning the last business day of
                                  ------------------------------                                    --------------------------------

Withdrawals to be made: | | Monthly  | | Quarterly
| | Please DEPOSIT DIRECTLY the proceeds to the bank account below
| | Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE JAMESTOWN FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $                                           Please make my automatic investment on:
                       ----------------------------------
$                     JAMESTOWN BALANCED FUND                     | | the last business day of each month
 --------------------
$                     JAMESTOWN EQUITY FUND                       | | the 15th day of each month
 --------------------
$                     JAMESTOWN INTERNATIONAL EQUITY FUND         | | both the 15th and last business day
 --------------------
$                     JAMESTOWN FIXED INCOME FUND
 --------------------
$                     JAMESTOWN TAX EXEMPT VIRGINIA FUND
 --------------------

------------------------------------------------------------------
                         (Name of Bank)
is hereby authorized to charge to my account the bank draft amount here indicated. I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

------------------------------------------------------------------
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account
                                  --------------------------------------------------------------------------
Commercial bank account #
                          ----------------------------------------------------------------------------------
ABA Routing #
              ----------------------------------------------------------------------------------------------
City, State and Zip in which bank is located
                                             ---------------------------------------------------------------
For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.
====================================================================================================================================
SIGNATURE AND TIN CERTIFICATION


I/We certify that I have full right and power,  and legal capacity to purchase shares of the Funds and affirm that I have received a current  prospectus  and  understand  the  investment  objectives and policies  stated  therein.  The investor  hereby  ratifies any instructions  given pursuant to this  Application  and for himself and his  successors and assigns does hereby release  Ultimus Fund
Solutions, LLC, Williamsburg Investment Trust, Lowe, Brockenbrough & Company, Inc., and their respective officers, employees, agents and  affiliates  from any and all  liability in the  performance  of the acts  instructed  herein  provided  that such entities have exercised due care to determine  that the  instructions  are genuine.  I certify under the penalties of perjury that (1) I am a U.S.
person (including a U.S. resident alien), (2) the Social Security Number or Tax Identification  Number shown is correct and (3) I am not subject to backup  withholding.  The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. I recognize that the
Internal  Revenue  Service does not require my consent to any provision of this document other than the  certifications  required to
avoid backup withholding. (Check here if you are subject to backup withholding) | |.


---------------------------------------------------------------     ----------------------------------------------------------------
APPLICANT                                             DATE          JOINT APPLICANT                                        DATE

---------------------------------------------------------------     ----------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                            DATE          OTHER AUTHORIZED SIGNATORY                             DATE

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND

                         THE JAMESTOWN FIXED INCOME FUND

                                 AUGUST 1, 2001


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126

                                TABLE OF CONTENTS
                                -----------------


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS............................ 2

DESCRIPTION OF BOND RATINGS................................................... 7
INVESTMENT LIMITATIONS........................................................ 9
TRUSTEES AND OFFICERS.........................................................12
INVESTMENT ADVISER............................................................16
ADMINISTRATOR.................................................................18
DISTRIBUTOR...................................................................18
OTHER SERVICES................................................................19
BROKERAGE.....................................................................19
SPECIAL SHAREHOLDER SERVICES..................................................20
PURCHASE OF SHARES............................................................22
REDEMPTION OF SHARES..........................................................23
NET ASSET VALUE DETERMINATION.................................................23
ALLOCATION OF TRUST EXPENSES..................................................23
ADDITIONAL TAX INFORMATION....................................................24
CAPITAL SHARES AND VOTING.....................................................25
CALCULATION OF PERFORMANCE DATA...............................................26
FINANCIAL STATEMENTS AND REPORTS..............................................28


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Balanced Fund (the "Balanced Fund"), The Jamestown Equity Fund (the "Equity Fund") and The Jamestown Fixed Income Fund (the "Fixed Income Fund") are three separate investment portfolios of Williamsburg Investment Trust. All information contained herein applies to each of the Funds unless otherwise noted.


The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Balanced Fund and the Equity Fund will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

The Fixed Income Fund may invest in debt obligations of foreign corporations and banks and of foreign governments, but only when the Adviser believes the risks associated with such investments are minimal and only when such instruments are denominated and payable in United States dollars.


Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.


COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund and the Fixed Income Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the individual Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Funds may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Funds. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the particular Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Funds may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund and the Fixed Income Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanges for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue aero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. The Equity Fund and the Balanced Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Fixed Income Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These cost include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.


DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.


FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Fixed Income Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.


                           DESCRIPTION OF BOND RATINGS


The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund and the Fixed Income Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS


The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Funds. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;


(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or


(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these limitations, the Fixed Income Fund MAY NOT:

(1) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry;

(2) With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies);

(3) Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33-1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof;

(4) Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements;

(5) Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriter under the federal securities laws;

(6)  Purchase securities of companies for the purpose of exercising control;

(7) Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein; or

(8) Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.


Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust or Funds, age and principal occupation during the past 5 years. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Position,                            Principal Occupation
Age  and Address                           During Past 5 Years
------------------                         --------------------
*Austin Brockenbrough III (age 64)         President and Managing Director of
Trustee                                    Lowe, Brockenbrough & Company, Inc.,
President                                  Richmond, Virginia; Director of
The Jamestown Fixed Income Fund            Tredegar Industries, Inc. (plastics
Vice President                             manufacturer) and Wilkinson O'Grady
The Jamestown International Equity Fund    & Co. Inc. (global asset manager);
The Jamestown Tax Exempt Virginia Fund     Trustee of University of Richmond
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

*John T. Bruce (age 47)                    Principal of Flippin, Bruce &
Trustee and Chairman                       Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

*Charles M. Caravati, Jr. (age 64)         Physician Dermatology Associates of
Trustee                                    Virginia, P.C., Richmond, Virginia
931 Broad Street Road
Manakin Sabot, Virginia 23103

J. Finley Lee (age 61)                     Julian Price Professor Emeritus of
Trustee                                    Business Administration University
105 Gristmill Lane                         of North Carolina, Chapel Hill,
Chapel Hill, North Carolina 27514          North Carolina; Director of
                                           Montgomery Indemnity Insurance Co.;
                                           Trustee of Albemarle Investment
                                           Trust (registered investment
                                           company)

*Richard Mitchell (age 52)                 Principal of T. Leavell &
Trustee                                    Associates, Inc., Mobile, Alabama
President
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 62)                Chancellor of University of
Trustee                                    Richmond, Richmond, Virginia;
University of Richmond                     Director of Tredegar Industries,
G19 Boatright Library                      Inc. (plastics manufacturer)
Richmond, Virginia 23173

Harris V. Morrissette (age 41)             President of Marshall Biscuit Co.
Trustee                                    Inc., Mobile, Alabama; Chairman of
100 Jacintopport Boulevard                 Azalea Aviation, Inc. (airplane
Saraland, Alabama   36571                  fueling)

Erwin H. Will, Jr. (age 68)                Chief Investment Officer of Virginia
Trustee                                    Retirement System, Richmond,
1200 East Main Street                      Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 65)                Senior Vice President and General
Trustee                                    Counsel of Stateside Associates,
2300 Clarendon Blvd.                       Inc., Arlington, Virginia; Director
Suite 407                                  of The Swiss Helvetia Fund, Inc.
Arlington, Virginia 22201                  (closed-end investment company)

John P. Ackerly IV (age 38)                Vice President and Portfolio Manager
Vice President                             of Davenport & Company LLC,
The Davenport Equity Fund                  Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Joseph L. Antrim III (age 56)              Executive Vice President of
President                                  Davenport & Company LLC, Richmond,
The Davenport Equity Fund                  Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Charles M. Caravati III (age 35)           Vice President and Portfolio Manager
Vice President                             of Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                Inc., Richmond, Virginia
The Jamestown Equity Fund
President
The Jamestown International Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Robert G. Dorsey (age 44)                  Managing Director of Ultimus Fund
Vice President                             Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230             Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                     Prior to March 1999, President of
                                           Countrywide Fund Services, Inc.

John M. Flippin (age 59)                   Principal of Flippin, Bruce &
President                                  Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 48)                 Principal of T. Leavell &
Vice President                             Associates, Inc., Mobile, Alabama
The Alabama Tax Free Bond Fund
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Joseph A. Jennings III (age 38)            Portfolio Manager of Lowe,
Vice President                             Brockenbrough & Company, Inc.,
The Jamestown Fixed Income Fund            Richmond, Virginia. Senior Vice
1802 Bayberry Court, Suite 400             President of Crestar Bank (1998-99);
Richmond, Virginia 23226                   Senior Vice President of Central
                                           Fidelity Bank (1985-1998)

J. Lee Keiger III (age 46)                 First Vice President and Chief
Vice President                             Financial Officer of Davenport &
The Davenport Equity Fund                  Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

R. Gregory Porter III (age 60)             Principal of Flippin, Bruce &
Vice President                             Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Mark J. Seger (age 39)                     Managing Director of Ultimus Fund
Treasurer                                  Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230             Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                     Prior to March 1999, First Vice
                                           President of Countrywide Fund
                                           Services, Inc.

Henry C. Spalding, Jr. (age 63)            Managing Director of Lowe,
President                                  Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

John F. Splain (age 44)                    Managing Director of Ultimus Fund
Secretary                                  Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230             Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                     Prior to March 1999, First Vice
                                           President and Secretary of
                                           Countrywide Fund Services, Inc. and
                                           affiliated companies

Connie R. Taylor (age 50)                  Administrator of Lowe, Brockenbrough
Vice President                             & Company, Inc., Richmond, Virginia
The Jamestown Balanced Fund
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Beth Ann Walk (age 42)                     Vice President and Portfolio Manager
President                                  of Lowe, Brockenbrough & Company,
The Jamestown Tax Exempt Virginia Fund     Inc., Richmond, Virginia
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Coleman Wortham III (age 55)               President and Chief Executive
Vice President                             Officer of Davenport & Company LLC,
The Davenport Equity Fund                  Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

-----------------------------
*Indicates that Trustee is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Nominating Committee is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                                                                                      Total
                                Aggregate            Pension or           Estimated Annual         Compensation
                               Compensation          Retirement             Benefits Upon         From Trust and
Trustee                       From the Trust      Benefits Accrued           Retirement            Fund Complex
-------                       --------------      ----------------           ----------            ------------
Charles M. Caravati, Jr.        $ 11,200                None                    None                $ 11,200
J. Finley Lee                     16,500                None                    None                  16,500
Richard L. Morrill                16,500                None                    None                  16,500
Harris V. Morrissette             16,500                None                    None                  16,500
Erwin H. Will, Jr.                16,500                None                    None                  16,500
Samuel B. Witt III                18,300                None                    None                  18,300

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of May 14, 2001, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Balanced Fund and less than 1% of the then-outstanding shares of the Equity Fund. As of that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 12.1% of the then-outstanding shares of the Balanced Fund and 15.7% of the then-outstanding shares of the Equity Fund; Wachovia Bank, N.A., as trustee for the Halifax Regional Hospital, 301 North Main Street, Winston-Salem, North Carolina 27150, owned of record 7.7% of the then-outstanding shares of the Balanced Fund; Suntrust Bank, as trustee for the S&K Brands Inc. Employees Savings and Profit Sharing Plan, 8515 East Orchard Road, Englewood, Colorado 80111, owned of record 5.1% of the then-outstanding shares of the Balanced Fund; and John M. Street and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 5.2% of the then-outstanding shares of the Equity Fund.


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the

Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Balanced Fund paid the Adviser advisory fees of $810,659, $759,276 and $680,064, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Equity Fund paid the Adviser advisory fees of $463,181, $436,091 and $361,874, respectively.

Compensation of the Adviser with respect to the Fixed Income Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.375%; and on assets over $500 million, 0.30%.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Funds, the Adviser serves as investment adviser to two additional investment companies, the subjects of separate statements of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

Prior to December 1, 1998, Tattersall Advisory Group, Inc. (the "Sub-Adviser") was responsible for supervising the Balanced Fund's fixed income investments pursuant to a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust. Compensation of the Sub-Adviser was paid by the Adviser (not the Balanced
Fund) in the amount of $5,000 per year.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these services, each of the Balanced Fund and the Equity Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 million; and the Fixed Income Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million, subject to a minimum fee of $2,500 per month. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 13, 2000, Integrated Fund Services, Inc. ("Integrated") provided the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

For the fiscal years ended March 31, 2001, 2000 and 1999, the Balanced Fund paid fees to the Administrator and/or Integrated of $172,509, $193,587 and $175,782, respectively, and the Equity Fund paid fees to the Administrator and/or Integrated of $107,183, $119,167 and $102,461, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Adviser from effecting Fund portfolio transactions with broker-dealers which may be interested persons of the Trust, any Trustee, officer or director of the Trust or its investment advisers or principal underwriter, or any interested person of such persons.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2001, 2000 and 1999, the total amount of brokerage commissions paid by the Balanced Fund was $124,937, $101,739 and $150,621, respectively. For the fiscal years ended March 31, 2001, 2000 and 1999, the total amount of brokerage commissions paid by the Equity Fund was $127,326, $93,495 and $129,714, respectively.


While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Funds' brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the

Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

In order to reduce the total operating expenses of the Funds, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2001 were $24,000 for the Balanced Fund and $18,000 for the Equity Fund.


As of March 31, 2001, the Balanced Fund held debt securities issued by the parent companies of Merrill Lynch, Pierce, Fenner & Smith, Inc. (the market value of which was $265,132) and Goldman, Sachs & Co. (the market value of which was $947,967). Merrill Lynch, Pierce, Fenner & Smith, Inc. and Goldman, Sachs & Co. are two of the Trust's "regular broker-dealers" (as defined in the 1940
Act).


CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

                           The Jamestown Balanced Fund
                                       or
                            The Jamestown Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


                            CAPITAL SHARES AND VOTING


The Funds are diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)^n=ERV. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001, for the ten year period ended March 31, 2001 and for the period since inception (July 3, 1989) to March 31, 2001 are -12.65%, 10.12%, 10.54% and 10.11%,
respectively. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001, and for the period since inception (December 1, 1992) to March 31, 2001 are -21.49%, 11.81% and 12.07%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 2001 were 2.04% and 0.16%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2001, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                                 ANNUAL REPORT
                                 MARCH 31, 2001

                               Investment Adviser
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

================================================================================
THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-866-738-1126

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                               MAY 9, 2001
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2001.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2001, the Jamestown Balanced Fund had a negative return of -12.65%. With our heavier weighting in stocks (61.9%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, down -5.54%. The S&P 500 Index declined -21.67% during the past fiscal year, with the technology and communication services sectors leading the way on the downside. These were the same two sectors that had propelled the stock market higher in the previous three years, but fears of a slowing economy and declining profits were too large a concern to overcome. The Federal Reserve had raised the Federal Funds rate five times during the previous fiscal year (ending March 31, 2000), putting brakes on the then fast growing economy. Today, with four rate reductions since the end of calendar year 2000, we expect to see a better stock market going forward.

The Jamestown Balanced Fund returned 2.88% on an annualized basis for the three years ending March 31, 2001, compared to 4.18% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 10.12% versus 10.17% for the comparable Lipper Balanced Index.

The total assets of The Jamestown Balanced Fund were over $109 million as of March 31, 2001.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2001, the Jamestown Equity Fund declined in value -21.49%, outperforming the negative return of -22.5% for the Lipper Large Cap Core Index. The S&P 500 Index for the same twelve-month period was -21.67%. For the past fiscal year, the technology and communication services sectors were the dominant culprits. The NASDAQ itself was down -59.75% during the past fiscal year, reflecting the weakness of those two sectors. Interestingly, technology stocks had generated a return of 78.2% in the first year prior to the one just ended. What helped us two years ago, therefore, hurt us badly this past year. Fears of declining corporate profits and a slowing economy were too great a hurdle for the stock market to overcome.

The Jamestown Equity Fund returned 1.80% on an annualized basis for the past three years versus 2.67% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 11.81% compared to 12.59% for the Lipper Large Cap Core Index.

Recent interest rate cuts by the Federal Reserve Bank should help stimulate the slowing economy and give us positive returns in the coming year. Certainly we see very little inflation worries, and with the hope of some income tax relief, we are quite sanguine about the next twelve months.

The Jamestown Equity Fund had just under $61 million in assets as of March 31, 2001.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2001, the Jamestown Tax Exempt Virginia Fund had a total return of 8.97% compared to 9.20% for the Lipper Intermediate Municipal Fund Index and 10.93% for the Lehman Municipal Bond Index. Municipal bonds portrayed competitive returns relative to the equity markets for the past one and three year time periods. As a result of this strong performance, municipal bond yields are currently much lower from that of a year ago. As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had an average maturity of 7.3 years and a SEC yield of 3.88%.

The Jamestown Tax Exempt Virginia Fund returned 4.58% on an annualized basis for the three years ended March 31, 2001, versus 4.67% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.22%, as compared to the 5.38% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just over $30 million in assets as of March 31, 2001.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2001, the Jamestown International Equity Fund had a return of -33.29% compared to -26.31% for the Lipper International Index and -25.88% for the Morgan Stanley EAFE Index. During the past year, most global equity markets were pressured by higher interest rates, slowing economic growth, and decelerating earnings growth. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned 0.34% on an annualized basis for the past three years, comparing favorably to the 0.09% return for the Lipper International Index and the -0.56% return of the Morgan Stanley EAFE Index.

The Fund had over $59 million in assets as of March 31, 2001.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                                        /s/ Beth Ann Walk

                                        Beth Ann Walk, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown International Equity Fund
2

                          THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Balanced Fund                                 $27,242
Standard & Poor's 500 Index                                 $38,454
Consumer Price Index                                        $12,991
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2001)

                       1 Year        5 Years       10 Years
                      (-12.65)%       10.12%        10.54%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Equity Fund                                   $25,864
Standard & Poor's 500 Index                                 $31,757
Consumer Price Index                                        $12,394
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                       1 Year    5 Years   Since Inception*
                      (-21.49)%   11.81%        12.07%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,238
Lipper Intermediate Municipal Fund Index                    $14,404
Lehman Municipal Bond Index                                 $15,508
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                      1 Year    5 Years    Since Inception*
                       8.97%     5.22%          4.77%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown International Equity Fund                     $12,902
Europe, Australia and Far East Index (EAFE Index)           $11,510
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                           1 Year     Since Inception*
                          (-33.29)%         5.27%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001
=================================================================================================================================
                                                                                                  Jamestown          Jamestown
                                                            Jamestown          Jamestown          Tax Exempt       International
                                                             Balanced            Equity            Virginia            Equity
                                                               Fund               Fund               Fund               Fund
                                                          --------------     --------------     --------------     --------------
ASSETS
   Investments in securities:
      At acquisition cost ............................    $   87,959,975     $   47,065,715     $   28,667,251     $   62,398,612
                                                          ==============     ==============     ==============     ==============
      At value (Note 1) ..............................    $  109,618,137     $   61,757,613     $   29,839,534     $   55,642,515
   Cash ..............................................                --                 --                 --          3,101,501
   Cash denominated in foreign currency (Note 5) .....                --                 --                 --                360
   Dividends receivable ..............................            40,316             42,073                 --            245,501
   Interest receivable ...............................           630,547                 --            402,575             18,400
   Receivable for securities sold ....................                --                 --                 --            660,966
   Receivable for capital shares sold ................                --             27,500                 --                 --
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) ...........                --                 --                 --            319,195
   Other assets ......................................            10,307             10,208              3,117             14,755
                                                          --------------     --------------     --------------     --------------
      TOTAL ASSETS ...................................       110,299,307         61,837,394         30,245,226         60,003,193
                                                          --------------     --------------     --------------     --------------
LIABILITIES
   Dividends payable .................................            34,277                 --             35,347              8,529
   Distributions payable .............................            28,761             19,383                 --              3,563
   Payable for securities purchased ..................           692,989            643,490                 --             76,438
   Payable for capital shares redeemed ...............            41,782            155,694             13,558            167,597
   Accrued investment advisory fees (Note 3) .........            61,693             34,705             10,243             53,972
   Accrued administration fees (Note 3) ..............            11,071              6,927              3,722              9,725
   Other accrued expenses and liabilities ............            16,956              4,279                 --             19,109
   Covered call options, at value (Notes 1 and 7)
      (premiums received $318,599 and $223,224,
      respectively) ..................................            78,800             58,540                 --                 --
                                                          --------------     --------------     --------------     --------------
      TOTAL LIABILITIES ..............................           966,329            923,018             62,870            338,933
                                                          --------------     --------------     --------------     --------------
NET ASSETS ...........................................    $  109,332,978     $   60,914,376     $   30,182,356     $   59,664,260
                                                          ==============     ==============     ==============     ==============
Net assets consist of:
   Paid-in capital ...................................    $   87,671,689     $   46,253,884     $   29,379,498     $   65,823,103
   Undistributed net investment income ...............            27,638                 --                 --                 --
   Accumulated net realized gains (losses) from
      security and foreign currency transactions .....                --                 --           (369,425)           294,320
   Distributions in excess of net realized gains .....          (264,310)          (196,090)                --                 --
   Net unrealized appreciation (depreciation)
      on investments and options .....................        21,897,961         14,856,582          1,172,283         (6,756,097)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies ...                --                 --                 --            302,934
                                                          --------------     --------------     --------------     --------------
Net assets ...........................................    $  109,332,978     $   60,914,376     $   30,182,356     $   59,664,260
                                                          ==============     ==============     ==============     ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ........         6,515,804          3,054,537          2,953,742          5,651,988
                                                          ==============     ==============     ==============     ==============
Net asset value, offering price and redemption
   price per share (Note 1) ..........................    $        16.78     $        19.94     $        10.22     $        10.56
                                                          ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
===================================================================================================================================
                                                                                                    Jamestown          Jamestown
                                                              Jamestown          Jamestown          Tax Exempt       International
                                                               Balanced            Equity            Virginia            Equity
                                                                 Fund               Fund               Fund               Fund
                                                            --------------     --------------     --------------     --------------
INVESTMENT INCOME
   Dividends ...........................................    $      784,089     $      620,794     $           --     $      831,326
   Foreign withholding taxes on dividends ..............                --                 --                 --            (71,888)
   Interest ............................................         2,571,578                 --          1,484,340            108,192
                                                            --------------     --------------     --------------     --------------
      TOTAL INVESTMENT INCOME ..........................         3,355,667            620,794          1,484,340            867,630
                                                            --------------     --------------     --------------     --------------

EXPENSES
   Investment advisory fees (Note 3) ...................           810,659            463,181            118,754            739,110
   Administration fees (Note 3) ........................           172,509            107,183             42,865            150,456
   Custodian fees ......................................            19,818             13,191              4,618             81,393
   Professional fees ...................................            16,856             11,015             11,015             14,896
   Registration fees ...................................            12,730             13,702              1,538             19,020
   Trustees' fees and expenses .........................            11,096             11,096             11,096             11,096
   Printing of shareholder reports .....................             6,573             10,534              5,533              8,604
   Pricing costs .......................................             9,787              1,135              6,218             13,962
   Other expenses ......................................            21,833             11,539                244              8,252
                                                            --------------     --------------     --------------     --------------
      TOTAL EXPENSES ...................................         1,081,861            642,576            201,881          1,046,789
   Expenses reimbursed through a directed
           brokerage arrangement (Note 4) ..............           (24,000)           (18,000)                --                 --
                                                            --------------     --------------     --------------     --------------
      NET EXPENSES .....................................         1,057,861            624,576            201,881          1,046,789
                                                            --------------     --------------     --------------     --------------

NET INVESTMENT INCOME (LOSS) ...........................         2,297,806             (3,782)         1,282,459           (179,159)
                                                            --------------     --------------     --------------     --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS AND FOREIGN CURRENCIES (Note 5)
   Net realized gains (losses) from:
      Security transactions ............................           826,412          1,209,659            (96,246)         2,853,745
      Option contracts written .........................           570,452            396,486                 --                 --
      Foreign currency transactions ....................                --                 --                 --            293,713
   Net change in unrealized appreciation/depreciation on:
      Investments ......................................       (19,715,958)       (18,110,576)         1,351,174        (32,130,835)
      Foreign currency translation .....................                --                 --                 --            346,332
                                                            --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ..............................       (18,319,094)       (16,504,431)         1,254,928        (28,637,045)
                                                            --------------     --------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .....................................    $  (16,021,288)    $  (16,508,213)    $    2,537,387     $  (28,816,204)
                                                            ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================================
                                                                       Jamestown                             Jamestown
                                                                     Balanced Fund                          Equity Fund
                                                           -----------------------------------------------------------------------
                                                                Year               Year               Year               Year
                                                               Ended              Ended              Ended              Ended
                                                              March 31,          March 31,          March 31,          March 31,
                                                                2001               2000               2001               2000
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .......................    $    2,297,806     $    2,152,434     $       (3,782)    $       91,302
   Net realized gains on:
      Security transactions ...........................           826,412          4,813,070          1,209,659          2,953,963
      Option contracts written ........................           570,452                 --            396,486                 --
   Net change in unrealized appreciation/depreciation
      on investments ..................................       (19,715,958)        10,736,573        (18,110,576)        12,102,255
                                                           --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from operations .       (16,021,288)        17,702,077        (16,508,213)        15,147,520
                                                           --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................        (2,270,168)        (2,152,434)                --            (91,302)
   From net realized gains from security transactions .        (1,513,422)        (4,880,959)        (1,691,982)        (2,680,161)
                                                           --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ....................................        (3,783,590)        (7,033,393)        (1,691,982)        (2,771,463)
                                                           --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................        10,123,514          8,830,494         25,402,296          8,147,118
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................         3,591,406          6,724,517          1,565,938          2,521,395
   Payments for shares redeemed .......................       (12,778,149)       (10,826,415)       (25,662,392)        (8,651,809)
                                                           --------------     --------------     --------------     --------------
Net increase in net assets from capital share
   transactions .......................................           936,771          4,728,596          1,305,842          2,016,704
                                                           --------------     --------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .........................................       (18,868,107)        15,397,280        (16,894,353)        14,392,761

NET ASSETS
   Beginning of year ..................................       128,201,085        112,803,805         77,808,729         63,415,968
                                                           --------------     --------------     --------------     --------------
   End of year ........................................    $  109,332,978     $  128,201,085     $   60,914,376     $   77,808,729
                                                           ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...............................................           523,914            472,789            999,711            349,898
   Reinvested .........................................           196,103            346,587             66,617             98,084
   Redeemed ...........................................          (670,295)          (579,486)        (1,002,327)          (372,354)
                                                           --------------     --------------     --------------     --------------
   Net increase in shares outstanding .................            49,722            239,890             64,001             75,628
   Shares outstanding, beginning of year ..............         6,466,082          6,226,192          2,990,536          2,914,908
                                                           --------------     --------------     --------------     --------------
   Shares outstanding, end of year ....................         6,515,804          6,466,082          3,054,537          2,990,536
                                                           ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                                    Jamestown Tax Exempt                     Jamestown
                                                                       Virginia Fund                 International Equity Fund
                                                               -------------------------------------------------------------------
                                                                   Year              Year              Year              Year
                                                                  Ended             Ended             Ended             Ended
                                                                 March 31,         March 31,         March 31,         March 31,
                                                                   2001              2000              2001              2000
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $   1,282,459     $   1,177,406     $    (179,159)    $      (7,957)
   Net realized gains (losses) from:
      Security transactions ...............................          (96,246)         (273,179)        2,853,745         9,161,355
      Foreign currency transactions .......................               --                --           293,713            59,241
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................        1,351,174          (842,700)      (32,130,835)       13,892,377
      Foreign currency translation ........................               --                --           346,332           (48,490)
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) in net assets from operations .....        2,537,387            61,527       (28,816,204)       23,056,526
                                                               -------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (1,282,459)       (1,177,406)         (279,944)         (176,037)
   From net realized gains from security transactions .....               --           (26,368)       (9,244,751)       (3,331,220)
                                                               -------------     -------------     -------------     -------------
Decrease in net assets from distributions
   to shareholders ........................................       (1,282,459)       (1,203,774)       (9,524,695)       (3,507,257)
                                                               -------------     -------------     -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................        3,967,154         8,385,959       116,498,477        90,812,642
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................          830,720           782,744         9,315,209         3,459,170
   Payments for shares redeemed ...........................       (5,008,689)       (4,514,008)     (113,657,807)      (81,991,058)
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) in net assets from
   capital share transactions .............................         (210,815)        4,654,695        12,155,879        12,280,754
                                                               -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .............................................        1,044,113         3,512,448       (26,185,020)       31,830,023

NET ASSETS
   Beginning of year ......................................       29,138,243        25,625,795        85,849,280        54,019,257
                                                               -------------     -------------     -------------     -------------
   End of year ............................................    $  30,182,356     $  29,138,243     $  59,664,260     $  85,849,280
                                                               =============     =============     =============     =============

CAPITAL SHARE ACTIVITY
   Sold ...................................................          401,676           851,453         8,768,230         5,427,637
   Reinvested .............................................           83,553            79,693           646,128           230,579
   Redeemed ...............................................         (506,756)         (462,080)       (8,535,150)       (4,847,275)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in shares outstanding ..........          (21,527)          469,066           879,208           810,941
   Shares outstanding, beginning of year ..................        2,975,269         2,506,203         4,772,780         3,961,839
                                                               -------------     -------------     -------------     -------------
   Shares outstanding, end of year ........................        2,953,742         2,975,269         5,651,988         4,772,780
                                                               =============     =============     =============     =============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ...........................          0.35            0.35            0.34            0.37            0.35
   Net realized and unrealized gains (losses)
      on investments ...............................         (2.82)           2.49            0.95            4.31            1.45
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................         (2.47)           2.84            1.29            4.68            1.80
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.35)          (0.35)          (0.34)          (0.37)          (0.35)
   Distributions from net realized gains ...........         (0.23)          (0.78)          (0.21)          (2.10)          (1.05)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.58)          (1.13)          (0.55)          (2.47)          (1.40)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    16.78      $    19.83      $    18.12      $    17.38      $    15.17
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................       (12.65%)         15.90%           7.56%          32.42%          12.29%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  109,333      $  128,201      $  112,804      $  101,408      $   70,654
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......         0.87%           0.88%           0.88%           0.90%           0.91%

Ratio of net expenses to average net assets(a) .....         0.85%           0.86%           0.86%           0.87%           0.87%

Ratio of net investment income to average net assets         1.84%           1.85%           1.95%           2.21%           2.31%

Portfolio turnover rate ............................           64%             62%             69%             90%             58%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------
                                                                            Years Ended March 31,
                                                  --------------------------------------------------------------------------
                                                     2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $    26.02      $    21.76      $    20.16      $    15.66      $    13.96
                                                  ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         (0.00)           0.03            0.07            0.11            0.13
   Net realized and unrealized gains (losses)
      on investments .........................         (5.51)           5.18            1.60            6.47            2.00
                                                  ----------      ----------      ----------      ----------      ----------
Total from investment operations .............         (5.51)           5.21            1.67            6.58            2.13
                                                  ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ......            --           (0.03)          (0.07)          (0.11)          (0.13)
   Distributions from net realized gains .....         (0.57)          (0.92)             --           (1.97)          (0.30)
                                                  ----------      ----------      ----------      ----------      ----------
Total distributions ..........................         (0.57)          (0.95)          (0.07)          (2.08)          (0.43)
                                                  ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ...............    $    19.94      $    26.02      $    21.76      $    20.16      $    15.66
                                                  ==========      ==========      ==========      ==========      ==========

Total return .................................       (21.49%)         24.04%           8.33%          43.74%          15.27%
                                                  ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ............    $   60,914      $   77,809      $   63,416      $   52,214      $   31,180
                                                  ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets          0.90%           0.91%           0.92%           0.93%           0.98%

Ratio of net expenses to average net assets(a)         0.88%           0.88%           0.89%           0.90%           0.92%

Ratio of net investment income (loss) to
   average net assets ........................        (0.01%)          0.14%           0.35%           0.60%           0.85%

Portfolio turnover rate ......................           83%             67%             66%             59%             44%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.43            0.42            0.43            0.44            0.45
   Net realized and unrealized gains (losses)
      on investments ...............................          0.43           (0.42)           0.07            0.33           (0.02)
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.86            0.00            0.50            0.77            0.43
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.43)          (0.42)          (0.43)          (0.44)          (0.45)
   Distributions from net realized gains ...........            --           (0.01)          (0.01)             --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.43)          (0.44)          (0.44)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    10.22      $     9.79      $    10.22      $    10.16      $     9.83
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         8.97%           0.04%           4.92%           8.00%           4.39%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   30,182      $   29,138      $   25,626      $   18,213      $   11,197
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(a) .....         0.68%           0.69%           0.73%           0.75%           0.75%

Ratio of net investment income to average net assets         4.31%           4.27%           4.17%           4.40%           4.51%

Portfolio turnover rate ............................           47%             47%             31%             33%             24%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.78% and 0.88% for the years ended March 31, 1998 and 1997, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                             Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------------------
                                                       Year            Year            Year            Year          Period
                                                      Ended           Ended           Ended           Ended           Ended
                                                     March 31,       March 31,       March 31,       March 31,       March 31,
                                                       2001            2000            1999            1998           1997(a)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........    $    17.99      $    13.63      $    12.61      $     9.81      $    10.00
                                                    ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ................         (0.03)          (0.00)           0.05           (0.01)          (0.01)
   Net realized and unrealized gains (losses)
           on investments and foreign currencies         (5.48)           5.19            1.04            2.91           (0.14)
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         (5.51)           5.19            1.09            2.90           (0.15)
                                                    ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ........         (0.05)          (0.04)          (0.07)          (0.10)          (0.04)
   Distributions from net realized gains .......         (1.87)          (0.79)             --              --              --
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ............................         (1.92)          (0.83)          (0.07)          (0.10)          (0.04)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of period ...............    $    10.56      $    17.99      $    13.63      $    12.61      $     9.81
                                                    ==========      ==========      ==========      ==========      ==========

Total return ...................................       (33.29%)         39.35%           8.67%          29.67%          (1.56%)(c)
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of period (000's) ............    $   59,664      $   85,849      $   54,019      $   42,543      $   29,290
                                                    ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.41%           1.56%           1.51%           1.56%           1.60%(d)

Ratio of net investment income (loss) to
   average net assets ..........................        (0.24%)         (0.01%)          0.38%          (0.05%)         (0.15%)(d)

Portfolio turnover rate ........................           48%             52%             39%             47%             70%(d)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements - The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders - Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions - The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Securities traded on a "to-be-announced" basis - The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Adoption of new accounting principle - In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1,2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2001:

----------------------------------------------------------------------------------------------------------------
                                                  Jamestown        Jamestown        Jamestown        Jamestown
                                                   Balanced          Equity         Tax Exempt     International
                                                     Fund             Fund        Virginia Fund     Equity Fund
----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ...............    $ 24,061,303     $ 16,905,525     $  1,209,695     $  6,653,108
Gross unrealized depreciation ...............      (2,427,914)      (2,245,118)         (37,412)     (13,409,205)
                                                 ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation) ..    $ 21,633,389     $ 14,660,407     $  1,172,283     $ (6,756,097)
                                                 ============     ============     ============     ============
Federal income tax cost .....................    $ 87,905,948     $ 47,038,666     $ 28,667,251     $ 62,398,612
                                                 ============     ============     ============     ============
----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $366,857, of which $151,518 expire on March 31, 2008 and $215,339 expire March 31, 2009. In addition, the Fund had net realized capital losses of $2,568 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2001, The Jamestown Equity Fund and Jamestown International Equity Fund reclassified undistributed net investment losses of $3,782 and $459,103, respectively, against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2001:

-----------------------------------------------------------------------------------------------------
                                          Jamestown        Jamestown       Jamestown      Jamestown
                                           Balanced         Equity        Tax Exempt    International
                                             Fund            Fund       Virginia Fund    Equity Fund
-----------------------------------------------------------------------------------------------------
Purchases of investment securities ..    $ 78,353,648    $ 57,468,101    $ 12,887,700    $ 36,221,203
                                         ============    ============    ============    ============
Proceeds from sales and maturities
   of investment securities .........    $ 77,526,086    $ 59,920,285    $ 13,365,242    $ 34,488,837
                                         ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus) effective November 13, 2000, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the exclusive underwriter of each Fund's shares and an affiliate of Ultimus.

Prior to November 13, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of theses services, IFS received a monthly fee from The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .18% on its respective average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS received a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS received a monthly fee at an annual rate of .23% on its average daily net assets up to $25 million; .205% on the next $25 million of such net assets; and .18% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2001.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2001, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------------------
                                                                                     Net Unrealized
    Settlement                To Receive            Initial           Market          Appreciation
       Date                   (To Deliver)           Value             Value         (Depreciation)
---------------------------------------------------------------------------------------------------
Contracts To Sell
   04/02/01 ........          (13,904)  EUR      $      12,356     $      12,291     $          65
   04/03/01 ........         (605,850)  EUR            533,027           535,568            (2,541)
   04/04/01 ........           (9,550)  EUR              8,397             8,442               (45)
   04/02/01 ........         (816,290)  HKD            104,652           104,661                (9)
   05/31/01 ........     (272,089,343)  JPY          2,346,265         2,189,801           156,464
   05/31/01 ........     (151,349,750)  JPY          1,303,481         1,218,077            85,404
   05/31/01 ........      (30,670,901)  JPY            260,696           246,842            13,854
   05/31/01 ........     (153,771,618)  JPY          1,303,481         1,237,569            65,912
                                                 -------------     -------------     -------------
Total sell contracts                                 5,872,355         5,553,251           319,104
                                                 -------------     -------------     -------------
Contracts To Buy
   04/02/01 ........           32,044   EUR            (28,477)          (28,327)             (150)
   04/03/01 ........           26,574   EUR            (23,380)          (23,491)              111
   04/04/01 ........           27,851   EUR            (24,490)          (24,620)              130
                                                 -------------     -------------     -------------
Total buy contracts                                    (76,347)          (76,438)               91
                                                 -------------     -------------     -------------

Net contracts ......                             $   5,796,008     $   5,476,813     $     319,195
                                                 =============     =============     =============
---------------------------------------------------------------------------------------------------

EUR - Euro Dollar   HKD - Hong Kong Dollar   JPY - Japanese Yen

7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2001 is as follows:

------------------------------------------------------------------------------------------------------
                                                     The Jamestown                The Jamestown
                                                     Balanced Fund                 Equity Fund
                                               -------------------------------------------------------
                                                 Option         Option         Option         Option
                                               Contracts       Premiums      Contracts       Premiums
------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..            --     $       --             --     $       --
Options written ...........................         1,320        889,051          4,886        619,710
Options expired ...........................          (940)      (570,452)        (4,630)      (396,486)
                                               ----------     ----------     ----------     ----------
Options outstanding at end of year ........           380     $  318,599            256     $  223,224
                                               ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (Unaudited)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2001. On April 13, 2000, The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $1.2843 per share and a short-term capital gain distribution of $0.0686 per share. On October 31, 2000, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1135 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.4659 per share and The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.4578 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. Additionally, on March 30, 2001, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1209 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.1080 and the Jamestown International Fund declared and paid a long-term capital gain distribution of $0.0588 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2001, as "exempt-interest dividends".

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 61.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 2.2%
      35,000    Kimberly-Clark Corporation ...............       $    2,374,050
                                                                 --------------

                CAPITAL GOODS - 6.1%
      68,000    General Electric Company .................            2,846,480
      28,000    Solectron Corporation (a) ................              532,280
      75,000    Tyco International, Ltd. .................            3,242,250
                                                                 --------------
                                                                      6,621,010
                                                                 --------------
                COMMUNICATION SERVICES - 2.9%
      55,000    BellSouth Corporation ....................            2,250,600
      35,000    Vodafone Group PLC ADR ...................              950,250
                                                                 --------------
                                                                      3,200,850
                                                                 --------------
                CONSUMER CYCLICALS - 5.7%
      18,000    Danaher Corporation ......................              982,080
      37,000    Home Depot, Inc. .........................            1,594,700
      56,000    Interpublic Group of Companies, Inc. .....            1,923,600
      48,000    Target Corporation .......................            1,731,840
                                                                 --------------
                                                                      6,232,220
                                                                 --------------
                CONSUMER STAPLES - 7.0%
      50,000    Anheuser-Busch Companies, Inc. ...........            2,296,500
      58,300    Avon Products, Inc. ......................            2,331,417
      54,000    SYSCO Corporation ........................            1,431,540
      58,000    Walt Disney Company ......................            1,658,800
                                                                 --------------
                                                                      7,718,257
                                                                 --------------
                ENERGY - 3.7%
      18,000    Exxon Mobil Corporation ..................            1,458,000
      37,000    Halliburton Company ......................            1,359,750
      19,000    Texaco, Inc. .............................            1,261,600
                                                                 --------------
                                                                      4,079,350
                                                                 --------------
                FINANCIAL SERVICES - 9.7%
      15,000    American Express Company .................              619,500
      26,000    American International Group .............            2,093,000
      13,000    Bank of America Corporation ..............              711,750
      27,000    Capital One Financial Corporation ........            1,498,500
      40,000    Citigroup, Inc. ..........................            1,799,200
      24,000    Fannie Mae ...............................            1,910,400
      13,000    Freddie Mac ..............................              842,790
      23,000    Wells Fargo & Company ....................            1,137,810
                                                                 --------------
                                                                     10,612,950
                                                                 --------------
                HEALTHCARE - 9.3 %
      42,000    Bristol-Myers Squibb Company .............            2,494,800
      23,000    Johnson & Johnson ........................            2,011,810
      30,000    Merck & Company ..........................            2,277,000
      42,075    Pfizer, Inc. .............................            1,722,971
      45,000    Schering-Plough Corporation ..............            1,643,850
                                                                 --------------
                                                                     10,150,431
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 61.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 10.4%
      22,000    Agilent Technologies, Inc. (a) ...........       $      676,060
      75,000    Cisco Systems, Inc. (a) (b) ..............            1,185,938
      25,000    Computer Sciences Corporation (a) ........              808,750
      22,000    Dell Computer Corporation (a) ............              565,125
      42,000    EMC Corporation (a) (b) ..................            1,234,800
      20,000    Hewlett-Packard Company (b) ..............              625,400
      56,000    Intel Corporation ........................            1,473,500
      32,000    Microsoft Corporation (a) ................            1,750,000
      60,000    Oracle Corporation (a) ...................              898,800
      38,000    Tellabs, Inc. (a) ........................            1,546,125
      20,000    Texas Instruments, Inc. ..................              619,600
                                                                 --------------
                                                                     11,384,098
                                                                 --------------
                UTILITIES - 4.5%
      14,000    AES Corporation (a) ......................              699,440
      28,290    El Paso Energy Corporation ...............            1,847,337
      55,000    Williams Companies, Inc. .................            2,356,750
                                                                 --------------
                                                                      4,903,527
                                                                 --------------

                TOTAL COMMON STOCK (Cost $46,638,783)            $   67,276,743
                                                                 --------------

================================================================================
   PAR
  VALUE         U.S. TREASURY OBLIGATIONS - 6.7%                       VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES - 6.1%
$  1,500,000    6.50%, due 03/31/2002 ....................       $    1,533,510
     400,000    6.375%, due 08/15/2002 ...................              411,624
   1,500,000    5.75%, due 08/15/2003 ....................            1,548,510
   1,000,000    6.75%, due 05/15/2005 ....................            1,080,780
   1,865,000    7.00%, due 07/15/2006 ....................            2,066,644
                                                                 --------------
                                                                      6,641,068
                                                                 --------------
                U.S. TREASURY INFLATION-PROTECTION NOTES - 0.6%
     426,309    3.625%, due 07/15/2002 ...................              434,567
     226,517    3.375%, due 01/15/2007 ...................              228,922
                                                                 --------------
                                                                        663,489
                                                                 --------------

                TOTAL TREASURY NOTES (Cost $7,017,211)           $    7,304,557
                                                                 --------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.8%              VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN BANK - 1.8%
$  1,000,000    6.00%, due 11/15/2001 ....................       $    1,008,910
   1,000,000    5.375%, due 01/05/2004 ...................            1,013,750
                                                                 --------------
                                                                      2,022,660

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
   1,500,000    6.625%, due 09/15/2009 ...................            1,593,750
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.5%
   2,500,000    7.00%, due 07/15/2005 ....................            2,672,650
   1,400,000    6.00%, due 12/15/2005 ....................            1,445,066
   1,250,000    7.25%, due 01/15/2010 ....................            1,381,637
     500,000    6.25%, due 05/15/2029 ....................              497,345
                                                                 --------------
                                                                      5,996,698
                                                                 --------------

                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $9,129,466) ........................       $    9,613,108
                                                                 --------------

================================================================================
   PAR
  VALUE         MORTGAGE-BACKED SECURITIES - 2.6%                      VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    475,000    Pool #1471, 7.00%, due 03/15/2008 ........       $      490,732
     175,000    Pool #1655, 6.50%, due 10/15/2008 ........              180,194
     997,982    Pool #E00616, 6.00%, due 01/01/2014 ......              997,483
                                                                 --------------
                                                                      1,668,409
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.1%
     425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..              434,295
     791,653    Pool #380512, 6.15%, due 08/01/2008 ......              797,590
                                                                 --------------
                                                                      1,231,885
                                                                 --------------

                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $2,856,409) ........................       $    2,900,294
                                                                 --------------

================================================================================
   PAR
  VALUE         ASSET-BACKED SECURITIES - 1.2%                         VALUE
--------------------------------------------------------------------------------
                STUDENT LOAN MARKETING ASSOCIATION - 0.6%
$    257,343    Series #97-3-A1, 4.905%, adjustable rate,
                  due 04/25/2006 .........................       $      255,413
     435,846    Series #98-1-A1, 5.015%, adjustable rate,
                  due 01/25/2007 .........................              434,922
                                                                 --------------
                                                                        690,335
                                                                 --------------
                OTHER ASSET-BACKED SECURITIES - 0.6%
     173,958    Fleetwood Credit Corporation Grantor Trust #95-A-A,
                  8.45%, due 11/15/2010 ..................              179,013
     500,000    MBNA Master Credit Card Trust #98-J-A,
                  5.25%, due 02/15/2006 ..................              503,905
                                                                 --------------
                                                                        682,918
                                                                 --------------

                TOTAL ASSET-BACKED SECURITIES
                (Cost $1,342,339) ........................       $    1,373,253
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7%                                VALUE
--------------------------------------------------------------------------------
                American Home Products Corporation,
$    500,000      7.90%, due 02/15/2005 ..................       $      535,020
                Associates Corporation, N.A.,
     375,000      5.75%, due 11/01/2003 ..................              379,620
                Beneficial Corporation Medium Term Notes,
     230,000      6.35%, due 12/03/2001 ..................              232,259
                Boeing Capital Corporation,
     300,000      7.10%, due 09/27/2005 ..................              319,809
                Burlington Resources, Inc.,
     450,000      6.68%, due 02/15/2011 ..................              459,855
                Citigroup, Inc.,
     700,000      7.45%, due 06/06/2002 ..................              720,139
                Coca-Cola Enterprises,
     385,000      5.75%, due 11/01/2008 ..................              379,194
                Conoco, Inc.,
     750,000      5.90%, due 04/15/2004 ..................              758,880
                Deutsche Telekom,
     500,000      8.00%, due 06/15/2010 ..................              507,925
                Donaldson Lufkin Jenrette, Inc.,
     500,000      6.875%, due 11/1/2005 ..................              518,430
                Dover Corporation,
     345,000      6.50%, due 02/15/2011 ..................              349,140
                Duke Realty L.P. Medium Term Notes,
     390,000      6.75%, due 05/30/2008 ..................              389,505
                Enron Corporation,
     750,000      6.45%, due 11/15/2001 ..................              754,327
                ERP Operating L.P.,
     875,000      6.65%, due 11/15/2003 ..................              894,022
                Ford Motor Credit Company,
     250,000      8.00%, due 06/15/2002 ..................              257,512
                FPL Group Capital, Inc.,
     500,000      7.375%, due 06/01/2009 .................              524,625
                General Electric Capital Corporation,
     420,000      6.52%, due 10/08/2002 ..................              430,403
                Goldman Sachs Group,
     950,000      6.65%, due 05/15/2009 ..................              947,967
                GTE Northwest, Inc.,
     750,000      6.30%, due 06/01/2010 ..................              740,700
                Hewlett-Packard Company,
     140,000      7.15%, due 06/15/2005 ..................              147,360
                International Paper Company,
     735,000      8.68%, due 09/14/2001 ..................              746,459
                J.P. Morgan Chase & Company,
     450,000      6.75%, due 02/01/2011 ..................              459,230
                KeyCorp Medium Term Notes,
     675,000      6.75%, due 05/29/2001 ..................              676,721
                Manitoba (Province of) Medium Term Notes,
     205,000      5.50%, due 10/01/2008 ..................              201,296
                May Department Stores,
     510,000      5.95%, due 11/01/2008 ..................              495,083
                Merrill Lynch & Company Medium Term Notes,
     265,000      7.26%, due 03/25/2002 ..................              265,132

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                National City Corporation,
$    575,000      7.20%, due 05/15/2005 ..................       $      601,473
                Nortel Networks Ltd.,
     500,000      6.125%, due 02/15/2006 .................              482,755
                Norwest Financial, Inc.,
     615,000      5.375%, 09/30/2003 .....................              616,876
                Prologis Trust,
     225,000      7.00%, due 10/01/2003 ..................              230,191
                SBC Communciations, Inc. Medium Term Notes,
     400,000      6.875%, due 08/15/2006 .................              417,896
                SBC Communciations, Inc.,
     435,000      6.625%, due 11/01/2009 .................              443,974
                Sears Roebuck Acceptance Corporation,
     465,000      6.99%, due 09/30/2002 ..................              473,286
                Sherwin-Williams Company,
     500,000      6.85%, due 02/01/2007 ..................              499,155
                Union Camp Corporation,
     630,000      6.50%, due 11/15/2007 ..................              620,607
                Worldcom, Inc.,
     772,000      6.125%, due 08/15/2001 .................              772,610
                                                                 --------------

                TOTAL CORPORATE BONDS (Cost $18,075,021) .       $   18,249,436
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 2.7%                                    VALUE
--------------------------------------------------------------------------------
   2,900,746    Firstar Stellar Treasury Fund (Cost $2,900,746)  $    2,900,746
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 100.2%
                (Cost $87,959,975) .......................       $  109,618,137

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)         (285,159)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $  109,332,978
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
       100    Cisco Systems, Inc.,
                04/21/2001, at $45.................     $      --    $   40,949
        80    EMC Corporation,
                01/19/2002, at $80 ................         2,800       140,755
       200    Hewlett-Packard Company,
                  01/19/2002, at $37.5 ..............      76,000       136,895
                                                        ---------    ----------
                                                        $  78,800    $  318,599
                                                        =========    ==========

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                      MARKET
  SHARES        COMMON STOCKS - 94.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 3.3%
      30,000    Kimberly-Clark Corporation ...............       $    2,034,900
                                                                 --------------

                CAPITAL GOODS - 9.3%
      61,000    General Electric Company .................            2,553,460
      17,000    Solectron Corporation (a) ................              323,170
      65,000    Tyco International Ltd. ..................            2,809,950
                                                                 --------------
                                                                      5,686,580
                                                                 --------------
                COMMUNICATION SERVICES - 4.6%
      48,000    BellSouth Corporation ....................            1,964,160
      30,000    Vodafone Group PLC ADR ...................              814,500
                                                                 --------------
                                                                      2,778,660
                                                                 --------------
                CONSUMER CYCLICALS - 9.0%
      18,000    Danaher Corporation ......................              982,080
      33,000    Home Depot, Inc. .........................            1,422,300
      50,000    Interpublic Group of Companies, Inc. .....            1,717,500
      38,000    Target Corporation .......................            1,371,040
                                                                 --------------
                                                                      5,492,920
                                                                 --------------
                CONSUMER STAPLES - 10.7%
      43,000    Anheuser-Busch Companies, Inc. ...........            1,974,990
      50,400    Avon Products, Inc. ......................            2,015,496
      40,000    SYSCO Corporation ........................            1,060,400
      50,000    Walt Disney Company ......................            1,430,000
                                                                 --------------
                                                                      6,480,886
                                                                 --------------
                ENERGY - 6.0%
      16,000    Exxon Mobil Corporation ..................            1,296,000
      33,000    Halliburton Company ......................            1,212,750
      17,000    Texaco, Inc. .............................            1,128,800
                                                                 --------------
                                                                      3,637,550
                                                                 --------------
                FINANCIAL - 14.1%
      14,000    American Express Company .................              578,200
      18,000    American International Group, Inc. .......            1,449,000
      24,000    Capital One Financial Corporation ........            1,332,000
      43,000    Citigroup, Inc. ..........................            1,934,140
      17,000    Fannie Mae ...............................            1,353,200
      15,000    Freddie Mac ..............................              972,450
      20,000    Wells Fargo & Company ....................              989,400
                                                                 --------------
                                                                      8,608,390
                                                                 --------------
                HEALTHCARE - 14.4%
      36,000    Bristol-Myers Squibb Company .............            2,138,400
      20,000    Johnson & Johnson ........................            1,749,400
      26,000    Merck & Co., Inc. ........................            1,973,400
      37,000    Pfizer, Inc. .............................            1,515,150
      38,000    Schering-Plough Corporation ..............            1,388,140
                                                                 --------------
                                                                      8,764,490
                                                                 --------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      MARKET
  SHARES        COMMON STOCKS - 94.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 15.9%
      19,000    Agilent Technologies, Inc. (a) ...........       $      583,870
      60,000    Cisco Systems, Inc. (a) (b) ..............              948,750
      19,000    Computer Sciences Corporation (a) ........              614,650
      20,000    Dell Computer Corporation (a) ............              513,750
      37,000    EMC Corporation (a) (b) ..................            1,087,800
      13,600    Hewlett-Packard Company (b) ..............              425,272
      45,000    Intel Corporation ........................            1,184,063
      28,000    Microsoft Corporation (a) ................            1,531,250
      50,000    Oracle Corporation (a) ...................              749,000
      34,000    Tellabs, Inc. (a) ........................            1,383,375
      21,000    Texas Instruments, Inc. ..................              650,580
                                                                 --------------
                                                                      9,672,360
                                                                 --------------
                UTILITIES - 7.2%
      13,000    AES Corporation (a) ......................              649,480
      24,600    El Paso Energy Corporation ...............            1,606,380
      50,000    Williams Companies, Inc. .................            2,142,500
                                                                 --------------
                                                                      4,398,360
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $42,863,198) ...       $   57,555,096
                                                                 --------------

================================================================================
  SHARES        MONEY MARKETS - 6.9%                                   VALUE
--------------------------------------------------------------------------------
   4,202,517    Firstar Treasury Money Market Fund
                (Cost $4,202,517) ........................       $    4,202,517
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 101.4%
                (Cost $47,065,715) .......................       $   61,757,613

                LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4%)         (843,237)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   60,914,376
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF OPEN OPTIONS CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
        60    Cisco Systems, Inc.,
                04/21/2001, at $45                      $      --    $   24,569
        60    EMC Corporation,
                01/19/2002, at $80                          2,100       105,566
       136    Hewlett-Packard Company,
                01/19/2002, at $37.5                       56,440        93,089
                                                        ---------    ----------
                                                        $  58,540    $  223,224
                                                        =========    ==========

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6%                          VALUE
--------------------------------------------------------------------------------
                Chesapeake Bay Bridge and Tunnel,
$  1,000,000      5.70%, due 07/01/2008 ..................       $    1,082,300
                Chesterfield Co., Virginia, GO,
     350,000      6.25%, due 07/15/2005, partially
                  prerefunded 07/15/2001 .................              359,926
                Chesterfield Co., Virginia, Water and Sewer,
                 Revenue,
   1,000,000      0.00%, due 11/01/2004 ..................              875,260
                Fairfax Co., Virginia, GO,
     500,000      5.20%, due 10/01/2001 ..................              502,110
     210,000      5.60%, due 05/01/2003 ..................              211,953
                Fairfax Co., Virginia, Park Authority, Revenue,
     300,000      6.25%, due 07/15/2005 ..................              318,870
                Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000      5.50%, due 06/15/2008 ..................              595,100
                Hampton, Virginia, GO,
   1,000,000      5.50%, due 02/01/2012 ..................            1,105,010
                Hanover Co., Virginia, GO,
   1,000,000      5.125%, due 07/15/2013 .................            1,052,610
                Hanover Co., Virginia, Industrial Dev.
                 Authority Medical Facilities, Revenue,
     225,000      6.25%, due 10/01/2011 ..................              232,653
                Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 08/15/2009 ..................            1,158,630
                Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000      5.50%, due 11/01/2008 ..................            1,093,860
                Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000      5.00%, due 07/01/2013 ..................              724,591
                Norfolk, Virginia, GO,
     500,000      5.25%, due 06/01/2008, prerefunded 06/01/2005         522,660
     300,000      5.75%, due 06/01/2011 ..................              320,832
                Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 11/01/2013, prerefunded 11/01/2006       1,080,130
                Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     900,000      5.00%, due 08/15/2005 ..................              874,152
                Portsmouth, Virginia, GO,
     800,000      5.00%, due 08/01/2017 ..................              808,096
                Prince William Co., Virginia, Park Authority,
                 Revenue,
     250,000      6.10%, due 10/15/2004 ..................              270,690
                Richmond, Virginia, GO,
   1,000,000      5.45%, due 01/15/2008 ..................            1,084,810
                Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000      6.05%, due 07/15/2005 ..................              524,570
                Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
   1,250,000      3.90%, due 04/01/2029, weekly floating rate         1,250,000
                Riverside, Virginia, Regional Jail
                 Authority, Revenue,
     545,000      5.625%, due 07/01/2007, prerefunded 07/01/2005        596,584
     455,000      5.625%, due 07/01/2007 .................              493,361
                Roanoke, Virginia, GO,
   1,000,000      5.00%, due 08/01/2009, prerefunded 08/01/2008       1,059,720
                Suffolk, Virginia, GO,
   1,000,000      5.00%, due 12/01/2015, prerefunded 12/01/2009       1,021,810
     350,000      5.80%, due 06/01/2011 ..................              382,501

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                University of Richmond, Revenue,
$  1,000,000      5.25%, due 06/01/2012 ..................       $    1,066,880
                Upper Occoquan, Virginia, Sewer Authority,
                 Revenue,
     700,000      5.00%, due 07/01/2015 ..................              711,438
                Virginia Beach, Virginia, GO,
     325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004         358,699
   1,000,000      5.25%, due 08/01/2010 ..................            1,077,620
                Virginia Commonwealth Transportation Board,
                 Revenue,
   1,000,000      5.50%, due 05/15/2024 ..................            1,042,410
                Virginia Residential Authority, Revenue,
     500,000      5.50%, due 05/01/2017, prerefunded 05/01/2010         528,110
                Virginia State, GO,
   1,000,000      5.375%, due 06/01/2003 .................            1,042,840
                Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
   1,000,000      6.05%, due 07/01/2013 ..................            1,061,280
                Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000      6.60%, due 11/01/2012 ..................              158,691
     150,000      6.30%, due 11/01/2015 ..................              156,836
                Virginia State Public Building Authority,
                 Revenue,
     900,000      6.00%, due 08/01/2003 ..................              917,037
                Virginia State Public School Authority, Revenue,
   1,000,000      5.25%, due 08/01/2009 ..................            1,080,450
                Virginia State Transportation Board, Revenue,
     350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004         381,272
                York Co., Virginia, Certificate of
                 Participation, Revenue,
     250,000      6.625%, due 03/01/2012 .................              256,585
                                                                 --------------

                TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $28,270,654) .       $   29,442,937
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 1.3%                                    VALUE
--------------------------------------------------------------------------------
     396,597    Firstar Tax-Free Fund (Cost $396,597) ....       $      396,597
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 98.9%
                (Cost $28,667,251) .......................       $   29,839,534

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1 1%            342,822
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   30,182,356
                                                                 ==============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 93.3%                                  VALUE
--------------------------------------------------------------------------------
                BRAZIL - 0.3%
      22,388    Embratel Participacoes SA ................       $      208,208
                                                                 --------------

                CANADA - 0.7%
      30,095    Nortel Networks Corporation ..............              425,063
                                                                 --------------

                FRANCE - 15.0%
      22,700    Alstom ...................................              625,081
      27,428    Aventis SA ...............................            2,131,254
      11,520    Carrefour SA .............................              629,351
      21,199    European Aeronautic Defence and Space Company           393,726
      16,987    Rhodia SA ................................              210,682
      11,280    Sanofi - Synthelabo SA ...................              630,200
       7,460    Suez Lyonnaise des Eaux ..................            1,101,305
      10,070    Total Fina Elf ...........................            1,366,439
      16,333    Valeo SA .................................              740,688
      19,003    Vivendi SA ...............................            1,156,587
                                                                 --------------
                                                                      8,985,313
                                                                 --------------
                GERMANY - 6.6%
       3,373    Allianz AG-REG ...........................              985,462
      14,542    DaimlerChrysler AG-REG ...................              644,042
      10,501    Dresdner Bank AG .........................              475,284
      18,019    E.On AG ..................................              860,155
       3,242    Muenchener Reuckver AG ...................              971,550
                                                                 --------------
                                                                      3,936,493
                                                                 --------------
                HONG KONG - 5.7%
     205,500    China Mobile (Hong Kong) Ltd. ............              903,754
     662,000    China Unicom .............................              712,987
      54,100    Hutchison Whampoa Ltd. ...................              565,326
      90,000    MTR Corporation ..........................              145,975
     110,000    Sun Hung Kai Properties ..................            1,050,735
                                                                 --------------
                                                                      3,378,777
                                                                 --------------
                ITALY - 5.8%
     274,046    Banca Nazionale del Lavoro (BNL) (a) .....              860,011
     204,308    ENI SpA ..................................            1,336,501
      75,113    Mediaset SpA .............................              695,207
      84,978    Telecom Italia SpA .......................              573,921
                                                                 --------------
                                                                      3,465,640
                                                                 --------------
                JAPAN - 17.8%
      59,000    Bridgestone Corporation ..................              598,851
      30,000    Fujitsu Ltd. .............................              399,777
      26,000    Kao Corporation ..........................              655,602
       5,700    Matsushita Communication Industrial Company Ltd.        368,417
         177    Mizuho Holdings, Inc. ....................              995,731
       8,000    Murata Manufacturing Company Ltd. ........              664,539
     183,000    Nissan Motor Company Ltd. ................            1,153,607
      35,000    Nomura Securities Company Ltd. ...........              628,391
          64    NTT DoCoMo, Inc. .........................            1,113,310
       5,400    Rohm Company .............................              904,883

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                JAPAN - 17.8% (CONTINUED)
      73,000    Sharp Corporation ........................       $      929,684
       2,920    Shohkoh Fund & Company Ltd. ..............              344,845
      18,000    Takeda Chemical Industries ...............              868,975
       4,500    Takefuji Corporation .....................              341,845
      19,000    Yamanouchi Pharmaceutical Company Ltd. ...              654,963
                                                                 --------------
                                                                     10,623,420
                                                                 --------------
                KOREA - 2.2%
      17,550    Korea Telecom Corporation - SP ADR .......              407,511
      14,569    Pohang Iron & Steel Company Ltd. .........              261,514
       3,735    Samsung Electronics - GDR ................              291,851
      22,007    SK Telecom Company Ltd - ADR .............              334,066
                                                                 --------------
                                                                      1,294,942
                                                                 --------------
                MEXICO - 0.6%
      11,734    Telefonos de Mexico SA - ADR .............              370,090
                                                                 --------------

                NETHERLANDS - 14.5%
       7,900    Gucci Group NV - ADR .....................              660,838
      12,951    ING Groep NV .............................              847,203
      47,949    Koninklijke Ahold NV .....................            1,491,172
     115,163    Koninklijke KPN NV .......................            1,125,953
       5,615    KPNQwest NV ..............................               58,174
      15,698    Royal Dutch Petroleum Company ............              874,114
      26,469    Unilever NV - CVA ........................            1,406,256
      35,876    VNU NV ...................................            1,327,247
      33,273    Wolters Kluwer - CVA .....................              837,986
                                                                 --------------
                                                                      8,628,943
                                                                 --------------
                SINGAPORE - 1.3%
      85,000    DBS Group Holdings Ltd. ..................              767,377
                                                                 --------------

                SPAIN - 1.6%
      60,290    Telefonica SA ............................              969,994
                                                                 --------------

                SWEDEN - 0.9%
      95,770    Telefonaktiebolaget LM Ericsson AB .......              524,348
                                                                 --------------

                SWITZERLAND - 2.1%
         788    Novartis AG ..............................            1,236,786
                                                                 --------------

                TURKEY - 0.1%
      17,962    Turkcell Iletisim Hizmetleri AS - ADR ....               56,221
                                                                 --------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                UNITED KINGDOM - 18.1%
      23,147    Astrazeneca PLC ..........................       $    1,099,788
     276,999    Bai Systems PLC ..........................            1,230,655
      73,586    Cable & Wireless PLC .....................              495,886
      40,738    Colt Telecom Group PLC ...................              421,058
     116,346    Diageo PLC ...............................            1,171,096
      48,252    GlaxoSmithKline PLC ......................            1,260,180
      95,662    HSBC Holdings PLC ........................            1,144,463
      46,348    Railtrack Group PLC ......................              450,378
     181,920    Reed International PLC ...................            1,692,770
     654,301    Vodafone Group PLC .......................            1,804,626
                                                                 --------------
                                                                     10,770,900
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $62,398,612) ...       $   55,642,515

                OTHER ASSETS IN EXCESS OF LIABILITIES - 6.7%          4,021,745
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   59,664,260
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. When brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND


                                 AUGUST 1, 2001


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126

                                TABLE OF CONTENTS
                                -----------------


FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS............................  2

DESCRIPTION OF BOND RATINGS..................................................  9
INVESTMENT LIMITATIONS....................................................... 11
TRUSTEES AND OFFICERS........................................................ 13
INVESTMENT ADVISER........................................................... 17
SUB-ADVISOR.................................................................. 18
ADMINISTRATOR................................................................ 19
DISTRIBUTOR.................................................................. 20
OTHER SERVICES............................................................... 20
BROKERAGE.................................................................... 20
SPECIAL SHAREHOLDER SERVICES................................................. 21
PURCHASE OF SHARES........................................................... 23
REDEMPTION OF SHARES......................................................... 24
NET ASSET VALUE DETERMINATION................................................ 24
ALLOCATION OF TRUST EXPENSES................................................. 24
ADDITIONAL TAX INFORMATION................................................... 25
CAPITAL SHARES AND VOTING.................................................... 27
CALCULATION OF PERFORMANCE DATA.............................................. 28
FINANCIAL STATEMENTS AND REPORTS............................................. 30


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown International Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust. The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the

Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.


SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.


DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.


BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above) the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


The Board of Trustees supervises the activities of Williamsburg Investment Trust (the "Trust"). The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age and principal occupation during the past 5 years. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Position,                            Principal Occupation
Age  and Address                           During Past 5 Years
------------------                         --------------------
*Austin Brockenbrough III (age 64)         President and Managing Director of
Trustee                                    Lowe, Brockenbrough & Company, Inc.,
President                                  Richmond, Virginia; Director of
The Jamestown Fixed Income Fund            Tredegar Industries, Inc. (plastics
Vice President                             manufacturer) and Wilkinson O'Grady
The Jamestown International Equity Fund    & Co. Inc. (global asset manager);
The Jamestown Tax Exempt Virginia Fund     Trustee of University of Richmond
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

*John T. Bruce (age 47)                    Principal of Flippin, Bruce &
Trustee and Chairman                       Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

*Charles M. Caravati, Jr. (age 64)         Physician Dermatology Associates of
Trustee                                    Virginia, P.C., Richmond, Virginia
931 Broad Street Road
Manakin Sabot, Virginia 23103

J. Finley Lee (age 61)                     Julian Price Professor Emeritus of
Trustee                                    Business Administration University
105 Gristmill Lane                         of North Carolina, Chapel Hill,
Chapel Hill, North Carolina 27514          North Carolina; Director of
                                           Montgomery Indemnity Insurance Co.;
                                           Trustee of Albemarle Investment
                                           Trust (registered investment
                                           company)

*Richard Mitchell (age 52)                 Principal of T. Leavell &
Trustee                                    Associates, Inc., Mobile, Alabama
President
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 62)                Chancellor of University of
Trustee                                    Richmond, Richmond, Virginia;
University of Richmond                     Director of Tredegar Industries,
G19 Boatright Library                      Inc. (plastics manufacturer)
Richmond, Virginia 23173

Harris V. Morrissette (age 41)             President of Marshall Biscuit Co.
Trustee                                    Inc., Mobile, Alabama; Chairman of
100 Jacintopport Boulevard                 Azalea Aviation, Inc. (airplane
Saraland, Alabama   36571                  fueling)

Erwin H. Will, Jr. (age 68)                Chief Investment Officer of Virginia
Trustee                                    Retirement System, Richmond,
1200 East Main Street                      Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 65)                Senior Vice President and General
Trustee                                    Counsel of Stateside Associates,
2300 Clarendon Blvd.                       Inc., Arlington, Virginia; Director
Suite 407                                  of The Swiss Helvetia Fund, Inc.
Arlington, Virginia 22201                  (closed-end investment company)

John P. Ackerly IV (age 38)                Vice President and Portfolio Manager
Vice President                             of Davenport & Company LLC,
The Davenport Equity Fund                  Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Joseph L. Antrim III (age 56)              Executive Vice President of
President                                  Davenport & Company LLC, Richmond,
The Davenport Equity Fund                  Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Charles M. Caravati III (age 35)           Vice President and Portfolio Manager
Vice President                             of Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                Inc., Richmond, Virginia
The Jamestown Equity Fund
President
The Jamestown International Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Robert G. Dorsey (age 44)                  Managing Director of Ultimus Fund
Vice President                             Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230             Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                     Prior to March 1999, President of
                                           Countrywide Fund Services, Inc.

John M. Flippin (age 59)                   Principal of Flippin, Bruce &
President                                  Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 48)                 Principal of T. Leavell &
Vice President                             Associates, Inc., Mobile, Alabama
The Alabama Tax Free Bond Fund
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Joseph A. Jennings III (age 38)            Portfolio Manager of Lowe,
Vice President                             Brockenbrough & Company, Inc.,
The Jamestown Fixed Income Fund            Richmond, Virginia. Senior Vice
1802 Bayberry Court, Suite 400             President of Crestar Bank (1998-99);
Richmond, Virginia 23226                   Senior Vice President of Central
                                           Fidelity Bank (1985-1998)

J. Lee Keiger III (age 46)                 First Vice President and Chief
Vice President                             Financial Officer of Davenport &
The Davenport Equity Fund                  Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

R. Gregory Porter III (age 60)             Principal of Flippin, Bruce &
Vice President                             Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Mark J. Seger (age 39)                     Managing Director of Ultimus Fund
Treasurer                                  Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230             Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                     Prior to March 1999, First Vice
                                           President of Countrywide Fund
                                           Services, Inc.

Henry C. Spalding, Jr. (age 63)            Managing Director of Lowe,
President                                  Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

John F. Splain (age 44)                    Managing Director of Ultimus Fund
Secretary                                  Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230             Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                     Prior to March 1999, First Vice
                                           President and Secretary of
                                           Countrywide Fund Services, Inc. and
                                           affiliated companies

Connie R. Taylor (age 50)                  Administrator of Lowe, Brockenbrough
Vice President                             & Company, Inc., Richmond, Virginia
The Jamestown Balanced Fund
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Beth Ann Walk (age 42)                     Vice President and Portfolio Manager
President                                  of Lowe, Brockenbrough & Company,
The Jamestown Tax Exempt Virginia Fund     Inc., Richmond, Virginia
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Coleman Wortham III (age 55)               President and Chief Executive
Vice President                             Officer of Davenport & Company LLC,
The Davenport Equity Fund                  Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

-----------------------------

*Indicates that Trustee is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Nominating Committee is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarter, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                                                                                    Total
                                 Aggregate            Pension or          Estimated Annual       Compensation
                                Compensation          Retirement            Benefits Upon       From Trust and
Trustee                        From the Trust      Benefits Accrued          Retirement          Fund Complex
-------                        --------------      ----------------          ----------          ------------
Charles M. Caravati, Jr.         $ 11,200                None                  None                $ 11,200
J. Finley Lee                      16,500                None                  None                  16,500
Richard L. Morrill                 16,500                None                  None                  16,500
Harris V. Morrissette              16,500                None                  None                  16,500
Erwin H. Will, Jr.                 16,500                None                  None                  16,500
Samuel B. Witt                     18,300                None                  None                  18,300

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of May 14, 2001, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. As of that same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 15.8% of the then-outstanding shares of the Fund.


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund paid the Adviser advisory fees of $739,110, $660,974 and $464,912, respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to four additional investment companies, the subjects of separate statements of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                   SUB-ADVISOR

Oechsle International Advisors, LLC (the "Sub-Advisor") supervises the Fund's investments pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Oechsle Group, LLC is the Member Manager of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following individuals own approximately an 89% interest in Oechsle Group, LLC:
Walter Oechsle, S. Dewey Keesler,  Jr., L. Sean Roche, Stephen P. Langer, Steven
H. Schaefer, and Warren Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Keesler, Roche, Langer, and Walker. Fleet Financial Group, Inc. of Boston, Massachusetts holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.

Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2001, 2000 and 1999 was $369,555, $330,487and $232,456, respectively.


The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities (including options), Fund investment transactions may or may not vary from decisions made for others by the
Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor, on a fair and equitable basis deemed appropriate by the Sub-Advisor.

The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% of such assets from $25 million to $50 million, and 0.15% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 13, 2000, Integrated Fund Services ("Integrated") provided the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

For the fiscal years ended March 31, 2001,  2000 and 1999, the Fund paid fees to
the  Administrator  and/or  Integrated  of  $150,456,   $147,384  and  $110,789,
respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.
                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions. The Sub-Advisor may effect Fund portfolio transactions with broker-dealers which may be interested persons of the Trust, any Trustee, officer or director of the Trust or its investment advisers or principal underwriter, or any interested person of such persons.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 2001, 2000 and 1999, the total amount of brokerage commissions paid by the Fund was $113,932, $158,247 and $95,588, respectively.


While there is no formula, agreement or undertaking to do so, the Sub-Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Sub-Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

CODE OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see the Prospectus under the heading "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:

                     The Jamestown International Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

There is currently no charge by the Fund for redemptions, including wire redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. The Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser, Sub-Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and
qualification  fees  and  expenses);   costs  and  expenses  of  membership  and
attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


While the above requirements are aimed at qualification of the Fund as regulated investment companies under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

                            CAPITAL SHARES AND VOTING


The Fund is a diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the

1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)^n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 2001 and for the period since inception (April 16, 1996) to March 31, 2001 are -33.29% and 5.27%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum  offering  price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2001, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                                 ANNUAL REPORT
                                 MARCH 31, 2001

                               Investment Adviser
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

================================================================================
THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-866-738-1126

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                               MAY 9, 2001
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2001.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2001, the Jamestown Balanced Fund had a negative return of -12.65%. With our heavier weighting in stocks (61.9%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, down -5.54%. The S&P 500 Index declined -21.67% during the past fiscal year, with the technology and communication services sectors leading the way on the downside. These were the same two sectors that had propelled the stock market higher in the previous three years, but fears of a slowing economy and declining profits were too large a concern to overcome. The Federal Reserve had raised the Federal Funds rate five times during the previous fiscal year (ending March 31, 2000), putting brakes on the then fast growing economy. Today, with four rate reductions since the end of calendar year 2000, we expect to see a better stock market going forward.

The Jamestown Balanced Fund returned 2.88% on an annualized basis for the three years ending March 31, 2001, compared to 4.18% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 10.12% versus 10.17% for the comparable Lipper Balanced Index.

The total assets of The Jamestown Balanced Fund were over $109 million as of March 31, 2001.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2001, the Jamestown Equity Fund declined in value -21.49%, outperforming the negative return of -22.5% for the Lipper Large Cap Core Index. The S&P 500 Index for the same twelve-month period was -21.67%. For the past fiscal year, the technology and communication services sectors were the dominant culprits. The NASDAQ itself was down -59.75% during the past fiscal year, reflecting the weakness of those two sectors. Interestingly, technology stocks had generated a return of 78.2% in the first year prior to the one just ended. What helped us two years ago, therefore, hurt us badly this past year. Fears of declining corporate profits and a slowing economy were too great a hurdle for the stock market to overcome.

The Jamestown Equity Fund returned 1.80% on an annualized basis for the past three years versus 2.67% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 11.81% compared to 12.59% for the Lipper Large Cap Core Index.

Recent interest rate cuts by the Federal Reserve Bank should help stimulate the slowing economy and give us positive returns in the coming year. Certainly we see very little inflation worries, and with the hope of some income tax relief, we are quite sanguine about the next twelve months.

The Jamestown Equity Fund had just under $61 million in assets as of March 31, 2001.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2001, the Jamestown Tax Exempt Virginia Fund had a total return of 8.97% compared to 9.20% for the Lipper Intermediate Municipal Fund Index and 10.93% for the Lehman Municipal Bond Index. Municipal bonds portrayed competitive returns relative to the equity markets for the past one and three year time periods. As a result of this strong performance, municipal bond yields are currently much lower from that of a year ago. As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had an average maturity of 7.3 years and a SEC yield of 3.88%.

The Jamestown Tax Exempt Virginia Fund returned 4.58% on an annualized basis for the three years ended March 31, 2001, versus 4.67% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.22%, as compared to the 5.38% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just over $30 million in assets as of March 31, 2001.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2001, the Jamestown International Equity Fund had a return of -33.29% compared to -26.31% for the Lipper International Index and -25.88% for the Morgan Stanley EAFE Index. During the past year, most global equity markets were pressured by higher interest rates, slowing economic growth, and decelerating earnings growth. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned 0.34% on an annualized basis for the past three years, comparing favorably to the 0.09% return for the Lipper International Index and the -0.56% return of the Morgan Stanley EAFE Index.

The Fund had over $59 million in assets as of March 31, 2001.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                                        /s/ Beth Ann Walk

                                        Beth Ann Walk, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown International Equity Fund
2

                          THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Balanced Fund                                 $27,242
Standard & Poor's 500 Index                                 $38,454
Consumer Price Index                                        $12,991
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2001)

                       1 Year        5 Years       10 Years
                      (-12.65)%       10.12%        10.54%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Equity Fund                                   $25,864
Standard & Poor's 500 Index                                 $31,757
Consumer Price Index                                        $12,394
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                       1 Year    5 Years   Since Inception*
                      (-21.49)%   11.81%        12.07%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,238
Lipper Intermediate Municipal Fund Index                    $14,404
Lehman Municipal Bond Index                                 $15,508
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                      1 Year    5 Years    Since Inception*
                       8.97%     5.22%          4.77%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown International Equity Fund                     $12,902
Europe, Australia and Far East Index (EAFE Index)           $11,510
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                           1 Year     Since Inception*
                          (-33.29)%         5.27%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001
=================================================================================================================================
                                                                                                  Jamestown          Jamestown
                                                            Jamestown          Jamestown          Tax Exempt       International
                                                             Balanced            Equity            Virginia            Equity
                                                               Fund               Fund               Fund               Fund
                                                          --------------     --------------     --------------     --------------
ASSETS
   Investments in securities:
      At acquisition cost ............................    $   87,959,975     $   47,065,715     $   28,667,251     $   62,398,612
                                                          ==============     ==============     ==============     ==============
      At value (Note 1) ..............................    $  109,618,137     $   61,757,613     $   29,839,534     $   55,642,515
   Cash ..............................................                --                 --                 --          3,101,501
   Cash denominated in foreign currency (Note 5) .....                --                 --                 --                360
   Dividends receivable ..............................            40,316             42,073                 --            245,501
   Interest receivable ...............................           630,547                 --            402,575             18,400
   Receivable for securities sold ....................                --                 --                 --            660,966
   Receivable for capital shares sold ................                --             27,500                 --                 --
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) ...........                --                 --                 --            319,195
   Other assets ......................................            10,307             10,208              3,117             14,755
                                                          --------------     --------------     --------------     --------------
      TOTAL ASSETS ...................................       110,299,307         61,837,394         30,245,226         60,003,193
                                                          --------------     --------------     --------------     --------------
LIABILITIES
   Dividends payable .................................            34,277                 --             35,347              8,529
   Distributions payable .............................            28,761             19,383                 --              3,563
   Payable for securities purchased ..................           692,989            643,490                 --             76,438
   Payable for capital shares redeemed ...............            41,782            155,694             13,558            167,597
   Accrued investment advisory fees (Note 3) .........            61,693             34,705             10,243             53,972
   Accrued administration fees (Note 3) ..............            11,071              6,927              3,722              9,725
   Other accrued expenses and liabilities ............            16,956              4,279                 --             19,109
   Covered call options, at value (Notes 1 and 7)
      (premiums received $318,599 and $223,224,
      respectively) ..................................            78,800             58,540                 --                 --
                                                          --------------     --------------     --------------     --------------
      TOTAL LIABILITIES ..............................           966,329            923,018             62,870            338,933
                                                          --------------     --------------     --------------     --------------
NET ASSETS ...........................................    $  109,332,978     $   60,914,376     $   30,182,356     $   59,664,260
                                                          ==============     ==============     ==============     ==============
Net assets consist of:
   Paid-in capital ...................................    $   87,671,689     $   46,253,884     $   29,379,498     $   65,823,103
   Undistributed net investment income ...............            27,638                 --                 --                 --
   Accumulated net realized gains (losses) from
      security and foreign currency transactions .....                --                 --           (369,425)           294,320
   Distributions in excess of net realized gains .....          (264,310)          (196,090)                --                 --
   Net unrealized appreciation (depreciation)
      on investments and options .....................        21,897,961         14,856,582          1,172,283         (6,756,097)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies ...                --                 --                 --            302,934
                                                          --------------     --------------     --------------     --------------
Net assets ...........................................    $  109,332,978     $   60,914,376     $   30,182,356     $   59,664,260
                                                          ==============     ==============     ==============     ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ........         6,515,804          3,054,537          2,953,742          5,651,988
                                                          ==============     ==============     ==============     ==============
Net asset value, offering price and redemption
   price per share (Note 1) ..........................    $        16.78     $        19.94     $        10.22     $        10.56
                                                          ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
===================================================================================================================================
                                                                                                    Jamestown          Jamestown
                                                              Jamestown          Jamestown          Tax Exempt       International
                                                               Balanced            Equity            Virginia            Equity
                                                                 Fund               Fund               Fund               Fund
                                                            --------------     --------------     --------------     --------------
INVESTMENT INCOME
   Dividends ...........................................    $      784,089     $      620,794     $           --     $      831,326
   Foreign withholding taxes on dividends ..............                --                 --                 --            (71,888)
   Interest ............................................         2,571,578                 --          1,484,340            108,192
                                                            --------------     --------------     --------------     --------------
      TOTAL INVESTMENT INCOME ..........................         3,355,667            620,794          1,484,340            867,630
                                                            --------------     --------------     --------------     --------------

EXPENSES
   Investment advisory fees (Note 3) ...................           810,659            463,181            118,754            739,110
   Administration fees (Note 3) ........................           172,509            107,183             42,865            150,456
   Custodian fees ......................................            19,818             13,191              4,618             81,393
   Professional fees ...................................            16,856             11,015             11,015             14,896
   Registration fees ...................................            12,730             13,702              1,538             19,020
   Trustees' fees and expenses .........................            11,096             11,096             11,096             11,096
   Printing of shareholder reports .....................             6,573             10,534              5,533              8,604
   Pricing costs .......................................             9,787              1,135              6,218             13,962
   Other expenses ......................................            21,833             11,539                244              8,252
                                                            --------------     --------------     --------------     --------------
      TOTAL EXPENSES ...................................         1,081,861            642,576            201,881          1,046,789
   Expenses reimbursed through a directed
           brokerage arrangement (Note 4) ..............           (24,000)           (18,000)                --                 --
                                                            --------------     --------------     --------------     --------------
      NET EXPENSES .....................................         1,057,861            624,576            201,881          1,046,789
                                                            --------------     --------------     --------------     --------------

NET INVESTMENT INCOME (LOSS) ...........................         2,297,806             (3,782)         1,282,459           (179,159)
                                                            --------------     --------------     --------------     --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS AND FOREIGN CURRENCIES (Note 5)
   Net realized gains (losses) from:
      Security transactions ............................           826,412          1,209,659            (96,246)         2,853,745
      Option contracts written .........................           570,452            396,486                 --                 --
      Foreign currency transactions ....................                --                 --                 --            293,713
   Net change in unrealized appreciation/depreciation on:
      Investments ......................................       (19,715,958)       (18,110,576)         1,351,174        (32,130,835)
      Foreign currency translation .....................                --                 --                 --            346,332
                                                            --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ..............................       (18,319,094)       (16,504,431)         1,254,928        (28,637,045)
                                                            --------------     --------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .....................................    $  (16,021,288)    $  (16,508,213)    $    2,537,387     $  (28,816,204)
                                                            ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================================
                                                                       Jamestown                             Jamestown
                                                                     Balanced Fund                          Equity Fund
                                                           -----------------------------------------------------------------------
                                                                Year               Year               Year               Year
                                                               Ended              Ended              Ended              Ended
                                                              March 31,          March 31,          March 31,          March 31,
                                                                2001               2000               2001               2000
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .......................    $    2,297,806     $    2,152,434     $       (3,782)    $       91,302
   Net realized gains on:
      Security transactions ...........................           826,412          4,813,070          1,209,659          2,953,963
      Option contracts written ........................           570,452                 --            396,486                 --
   Net change in unrealized appreciation/depreciation
      on investments ..................................       (19,715,958)        10,736,573        (18,110,576)        12,102,255
                                                           --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from operations .       (16,021,288)        17,702,077        (16,508,213)        15,147,520
                                                           --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................        (2,270,168)        (2,152,434)                --            (91,302)
   From net realized gains from security transactions .        (1,513,422)        (4,880,959)        (1,691,982)        (2,680,161)
                                                           --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ....................................        (3,783,590)        (7,033,393)        (1,691,982)        (2,771,463)
                                                           --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................        10,123,514          8,830,494         25,402,296          8,147,118
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................         3,591,406          6,724,517          1,565,938          2,521,395
   Payments for shares redeemed .......................       (12,778,149)       (10,826,415)       (25,662,392)        (8,651,809)
                                                           --------------     --------------     --------------     --------------
Net increase in net assets from capital share
   transactions .......................................           936,771          4,728,596          1,305,842          2,016,704
                                                           --------------     --------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .........................................       (18,868,107)        15,397,280        (16,894,353)        14,392,761

NET ASSETS
   Beginning of year ..................................       128,201,085        112,803,805         77,808,729         63,415,968
                                                           --------------     --------------     --------------     --------------
   End of year ........................................    $  109,332,978     $  128,201,085     $   60,914,376     $   77,808,729
                                                           ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...............................................           523,914            472,789            999,711            349,898
   Reinvested .........................................           196,103            346,587             66,617             98,084
   Redeemed ...........................................          (670,295)          (579,486)        (1,002,327)          (372,354)
                                                           --------------     --------------     --------------     --------------
   Net increase in shares outstanding .................            49,722            239,890             64,001             75,628
   Shares outstanding, beginning of year ..............         6,466,082          6,226,192          2,990,536          2,914,908
                                                           --------------     --------------     --------------     --------------
   Shares outstanding, end of year ....................         6,515,804          6,466,082          3,054,537          2,990,536
                                                           ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                                    Jamestown Tax Exempt                     Jamestown
                                                                       Virginia Fund                 International Equity Fund
                                                               -------------------------------------------------------------------
                                                                   Year              Year              Year              Year
                                                                  Ended             Ended             Ended             Ended
                                                                 March 31,         March 31,         March 31,         March 31,
                                                                   2001              2000              2001              2000
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $   1,282,459     $   1,177,406     $    (179,159)    $      (7,957)
   Net realized gains (losses) from:
      Security transactions ...............................          (96,246)         (273,179)        2,853,745         9,161,355
      Foreign currency transactions .......................               --                --           293,713            59,241
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................        1,351,174          (842,700)      (32,130,835)       13,892,377
      Foreign currency translation ........................               --                --           346,332           (48,490)
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) in net assets from operations .....        2,537,387            61,527       (28,816,204)       23,056,526
                                                               -------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (1,282,459)       (1,177,406)         (279,944)         (176,037)
   From net realized gains from security transactions .....               --           (26,368)       (9,244,751)       (3,331,220)
                                                               -------------     -------------     -------------     -------------
Decrease in net assets from distributions
   to shareholders ........................................       (1,282,459)       (1,203,774)       (9,524,695)       (3,507,257)
                                                               -------------     -------------     -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................        3,967,154         8,385,959       116,498,477        90,812,642
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................          830,720           782,744         9,315,209         3,459,170
   Payments for shares redeemed ...........................       (5,008,689)       (4,514,008)     (113,657,807)      (81,991,058)
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) in net assets from
   capital share transactions .............................         (210,815)        4,654,695        12,155,879        12,280,754
                                                               -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .............................................        1,044,113         3,512,448       (26,185,020)       31,830,023

NET ASSETS
   Beginning of year ......................................       29,138,243        25,625,795        85,849,280        54,019,257
                                                               -------------     -------------     -------------     -------------
   End of year ............................................    $  30,182,356     $  29,138,243     $  59,664,260     $  85,849,280
                                                               =============     =============     =============     =============

CAPITAL SHARE ACTIVITY
   Sold ...................................................          401,676           851,453         8,768,230         5,427,637
   Reinvested .............................................           83,553            79,693           646,128           230,579
   Redeemed ...............................................         (506,756)         (462,080)       (8,535,150)       (4,847,275)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in shares outstanding ..........          (21,527)          469,066           879,208           810,941
   Shares outstanding, beginning of year ..................        2,975,269         2,506,203         4,772,780         3,961,839
                                                               -------------     -------------     -------------     -------------
   Shares outstanding, end of year ........................        2,953,742         2,975,269         5,651,988         4,772,780
                                                               =============     =============     =============     =============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ...........................          0.35            0.35            0.34            0.37            0.35
   Net realized and unrealized gains (losses)
      on investments ...............................         (2.82)           2.49            0.95            4.31            1.45
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................         (2.47)           2.84            1.29            4.68            1.80
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.35)          (0.35)          (0.34)          (0.37)          (0.35)
   Distributions from net realized gains ...........         (0.23)          (0.78)          (0.21)          (2.10)          (1.05)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.58)          (1.13)          (0.55)          (2.47)          (1.40)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    16.78      $    19.83      $    18.12      $    17.38      $    15.17
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................       (12.65%)         15.90%           7.56%          32.42%          12.29%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  109,333      $  128,201      $  112,804      $  101,408      $   70,654
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......         0.87%           0.88%           0.88%           0.90%           0.91%

Ratio of net expenses to average net assets(a) .....         0.85%           0.86%           0.86%           0.87%           0.87%

Ratio of net investment income to average net assets         1.84%           1.85%           1.95%           2.21%           2.31%

Portfolio turnover rate ............................           64%             62%             69%             90%             58%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------
                                                                            Years Ended March 31,
                                                  --------------------------------------------------------------------------
                                                     2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $    26.02      $    21.76      $    20.16      $    15.66      $    13.96
                                                  ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         (0.00)           0.03            0.07            0.11            0.13
   Net realized and unrealized gains (losses)
      on investments .........................         (5.51)           5.18            1.60            6.47            2.00
                                                  ----------      ----------      ----------      ----------      ----------
Total from investment operations .............         (5.51)           5.21            1.67            6.58            2.13
                                                  ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ......            --           (0.03)          (0.07)          (0.11)          (0.13)
   Distributions from net realized gains .....         (0.57)          (0.92)             --           (1.97)          (0.30)
                                                  ----------      ----------      ----------      ----------      ----------
Total distributions ..........................         (0.57)          (0.95)          (0.07)          (2.08)          (0.43)
                                                  ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ...............    $    19.94      $    26.02      $    21.76      $    20.16      $    15.66
                                                  ==========      ==========      ==========      ==========      ==========

Total return .................................       (21.49%)         24.04%           8.33%          43.74%          15.27%
                                                  ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ............    $   60,914      $   77,809      $   63,416      $   52,214      $   31,180
                                                  ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets          0.90%           0.91%           0.92%           0.93%           0.98%

Ratio of net expenses to average net assets(a)         0.88%           0.88%           0.89%           0.90%           0.92%

Ratio of net investment income (loss) to
   average net assets ........................        (0.01%)          0.14%           0.35%           0.60%           0.85%

Portfolio turnover rate ......................           83%             67%             66%             59%             44%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.43            0.42            0.43            0.44            0.45
   Net realized and unrealized gains (losses)
      on investments ...............................          0.43           (0.42)           0.07            0.33           (0.02)
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.86            0.00            0.50            0.77            0.43
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.43)          (0.42)          (0.43)          (0.44)          (0.45)
   Distributions from net realized gains ...........            --           (0.01)          (0.01)             --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.43)          (0.44)          (0.44)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    10.22      $     9.79      $    10.22      $    10.16      $     9.83
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         8.97%           0.04%           4.92%           8.00%           4.39%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   30,182      $   29,138      $   25,626      $   18,213      $   11,197
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(a) .....         0.68%           0.69%           0.73%           0.75%           0.75%

Ratio of net investment income to average net assets         4.31%           4.27%           4.17%           4.40%           4.51%

Portfolio turnover rate ............................           47%             47%             31%             33%             24%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.78% and 0.88% for the years ended March 31, 1998 and 1997, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                             Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------------------
                                                       Year            Year            Year            Year          Period
                                                      Ended           Ended           Ended           Ended           Ended
                                                     March 31,       March 31,       March 31,       March 31,       March 31,
                                                       2001            2000            1999            1998           1997(a)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........    $    17.99      $    13.63      $    12.61      $     9.81      $    10.00
                                                    ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ................         (0.03)          (0.00)           0.05           (0.01)          (0.01)
   Net realized and unrealized gains (losses)
           on investments and foreign currencies         (5.48)           5.19            1.04            2.91           (0.14)
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         (5.51)           5.19            1.09            2.90           (0.15)
                                                    ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ........         (0.05)          (0.04)          (0.07)          (0.10)          (0.04)
   Distributions from net realized gains .......         (1.87)          (0.79)             --              --              --
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ............................         (1.92)          (0.83)          (0.07)          (0.10)          (0.04)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of period ...............    $    10.56      $    17.99      $    13.63      $    12.61      $     9.81
                                                    ==========      ==========      ==========      ==========      ==========

Total return ...................................       (33.29%)         39.35%           8.67%          29.67%          (1.56%)(c)
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of period (000's) ............    $   59,664      $   85,849      $   54,019      $   42,543      $   29,290
                                                    ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.41%           1.56%           1.51%           1.56%           1.60%(d)

Ratio of net investment income (loss) to
   average net assets ..........................        (0.24%)         (0.01%)          0.38%          (0.05%)         (0.15%)(d)

Portfolio turnover rate ........................           48%             52%             39%             47%             70%(d)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements - The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders - Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions - The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Securities traded on a "to-be-announced" basis - The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Adoption of new accounting principle - In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1,2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2001:

----------------------------------------------------------------------------------------------------------------
                                                  Jamestown        Jamestown        Jamestown        Jamestown
                                                   Balanced          Equity         Tax Exempt     International
                                                     Fund             Fund        Virginia Fund     Equity Fund
----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ...............    $ 24,061,303     $ 16,905,525     $  1,209,695     $  6,653,108
Gross unrealized depreciation ...............      (2,427,914)      (2,245,118)         (37,412)     (13,409,205)
                                                 ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation) ..    $ 21,633,389     $ 14,660,407     $  1,172,283     $ (6,756,097)
                                                 ============     ============     ============     ============
Federal income tax cost .....................    $ 87,905,948     $ 47,038,666     $ 28,667,251     $ 62,398,612
                                                 ============     ============     ============     ============
----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $366,857, of which $151,518 expire on March 31, 2008 and $215,339 expire March 31, 2009. In addition, the Fund had net realized capital losses of $2,568 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2001, The Jamestown Equity Fund and Jamestown International Equity Fund reclassified undistributed net investment losses of $3,782 and $459,103, respectively, against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2001:

-----------------------------------------------------------------------------------------------------
                                          Jamestown        Jamestown       Jamestown      Jamestown
                                           Balanced         Equity        Tax Exempt    International
                                             Fund            Fund       Virginia Fund    Equity Fund
-----------------------------------------------------------------------------------------------------
Purchases of investment securities ..    $ 78,353,648    $ 57,468,101    $ 12,887,700    $ 36,221,203
                                         ============    ============    ============    ============
Proceeds from sales and maturities
   of investment securities .........    $ 77,526,086    $ 59,920,285    $ 13,365,242    $ 34,488,837
                                         ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus) effective November 13, 2000, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the exclusive underwriter of each Fund's shares and an affiliate of Ultimus.

Prior to November 13, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of theses services, IFS received a monthly fee from The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .18% on its respective average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS received a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS received a monthly fee at an annual rate of .23% on its average daily net assets up to $25 million; .205% on the next $25 million of such net assets; and .18% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2001.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2001, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------------------
                                                                                     Net Unrealized
    Settlement                To Receive            Initial           Market          Appreciation
       Date                   (To Deliver)           Value             Value         (Depreciation)
---------------------------------------------------------------------------------------------------
Contracts To Sell
   04/02/01 ........          (13,904)  EUR      $      12,356     $      12,291     $          65
   04/03/01 ........         (605,850)  EUR            533,027           535,568            (2,541)
   04/04/01 ........           (9,550)  EUR              8,397             8,442               (45)
   04/02/01 ........         (816,290)  HKD            104,652           104,661                (9)
   05/31/01 ........     (272,089,343)  JPY          2,346,265         2,189,801           156,464
   05/31/01 ........     (151,349,750)  JPY          1,303,481         1,218,077            85,404
   05/31/01 ........      (30,670,901)  JPY            260,696           246,842            13,854
   05/31/01 ........     (153,771,618)  JPY          1,303,481         1,237,569            65,912
                                                 -------------     -------------     -------------
Total sell contracts                                 5,872,355         5,553,251           319,104
                                                 -------------     -------------     -------------
Contracts To Buy
   04/02/01 ........           32,044   EUR            (28,477)          (28,327)             (150)
   04/03/01 ........           26,574   EUR            (23,380)          (23,491)              111
   04/04/01 ........           27,851   EUR            (24,490)          (24,620)              130
                                                 -------------     -------------     -------------
Total buy contracts                                    (76,347)          (76,438)               91
                                                 -------------     -------------     -------------

Net contracts ......                             $   5,796,008     $   5,476,813     $     319,195
                                                 =============     =============     =============
---------------------------------------------------------------------------------------------------

EUR - Euro Dollar   HKD - Hong Kong Dollar   JPY - Japanese Yen

7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2001 is as follows:

------------------------------------------------------------------------------------------------------
                                                     The Jamestown                The Jamestown
                                                     Balanced Fund                 Equity Fund
                                               -------------------------------------------------------
                                                 Option         Option         Option         Option
                                               Contracts       Premiums      Contracts       Premiums
------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..            --     $       --             --     $       --
Options written ...........................         1,320        889,051          4,886        619,710
Options expired ...........................          (940)      (570,452)        (4,630)      (396,486)
                                               ----------     ----------     ----------     ----------
Options outstanding at end of year ........           380     $  318,599            256     $  223,224
                                               ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (Unaudited)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2001. On April 13, 2000, The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $1.2843 per share and a short-term capital gain distribution of $0.0686 per share. On October 31, 2000, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1135 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.4659 per share and The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.4578 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. Additionally, on March 30, 2001, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1209 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.1080 and the Jamestown International Fund declared and paid a long-term capital gain distribution of $0.0588 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2001, as "exempt-interest dividends".

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 61.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 2.2%
      35,000    Kimberly-Clark Corporation ...............       $    2,374,050
                                                                 --------------

                CAPITAL GOODS - 6.1%
      68,000    General Electric Company .................            2,846,480
      28,000    Solectron Corporation (a) ................              532,280
      75,000    Tyco International, Ltd. .................            3,242,250
                                                                 --------------
                                                                      6,621,010
                                                                 --------------
                COMMUNICATION SERVICES - 2.9%
      55,000    BellSouth Corporation ....................            2,250,600
      35,000    Vodafone Group PLC ADR ...................              950,250
                                                                 --------------
                                                                      3,200,850
                                                                 --------------
                CONSUMER CYCLICALS - 5.7%
      18,000    Danaher Corporation ......................              982,080
      37,000    Home Depot, Inc. .........................            1,594,700
      56,000    Interpublic Group of Companies, Inc. .....            1,923,600
      48,000    Target Corporation .......................            1,731,840
                                                                 --------------
                                                                      6,232,220
                                                                 --------------
                CONSUMER STAPLES - 7.0%
      50,000    Anheuser-Busch Companies, Inc. ...........            2,296,500
      58,300    Avon Products, Inc. ......................            2,331,417
      54,000    SYSCO Corporation ........................            1,431,540
      58,000    Walt Disney Company ......................            1,658,800
                                                                 --------------
                                                                      7,718,257
                                                                 --------------
                ENERGY - 3.7%
      18,000    Exxon Mobil Corporation ..................            1,458,000
      37,000    Halliburton Company ......................            1,359,750
      19,000    Texaco, Inc. .............................            1,261,600
                                                                 --------------
                                                                      4,079,350
                                                                 --------------
                FINANCIAL SERVICES - 9.7%
      15,000    American Express Company .................              619,500
      26,000    American International Group .............            2,093,000
      13,000    Bank of America Corporation ..............              711,750
      27,000    Capital One Financial Corporation ........            1,498,500
      40,000    Citigroup, Inc. ..........................            1,799,200
      24,000    Fannie Mae ...............................            1,910,400
      13,000    Freddie Mac ..............................              842,790
      23,000    Wells Fargo & Company ....................            1,137,810
                                                                 --------------
                                                                     10,612,950
                                                                 --------------
                HEALTHCARE - 9.3 %
      42,000    Bristol-Myers Squibb Company .............            2,494,800
      23,000    Johnson & Johnson ........................            2,011,810
      30,000    Merck & Company ..........................            2,277,000
      42,075    Pfizer, Inc. .............................            1,722,971
      45,000    Schering-Plough Corporation ..............            1,643,850
                                                                 --------------
                                                                     10,150,431
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 61.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 10.4%
      22,000    Agilent Technologies, Inc. (a) ...........       $      676,060
      75,000    Cisco Systems, Inc. (a) (b) ..............            1,185,938
      25,000    Computer Sciences Corporation (a) ........              808,750
      22,000    Dell Computer Corporation (a) ............              565,125
      42,000    EMC Corporation (a) (b) ..................            1,234,800
      20,000    Hewlett-Packard Company (b) ..............              625,400
      56,000    Intel Corporation ........................            1,473,500
      32,000    Microsoft Corporation (a) ................            1,750,000
      60,000    Oracle Corporation (a) ...................              898,800
      38,000    Tellabs, Inc. (a) ........................            1,546,125
      20,000    Texas Instruments, Inc. ..................              619,600
                                                                 --------------
                                                                     11,384,098
                                                                 --------------
                UTILITIES - 4.5%
      14,000    AES Corporation (a) ......................              699,440
      28,290    El Paso Energy Corporation ...............            1,847,337
      55,000    Williams Companies, Inc. .................            2,356,750
                                                                 --------------
                                                                      4,903,527
                                                                 --------------

                TOTAL COMMON STOCK (Cost $46,638,783)            $   67,276,743
                                                                 --------------

================================================================================
   PAR
  VALUE         U.S. TREASURY OBLIGATIONS - 6.7%                       VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES - 6.1%
$  1,500,000    6.50%, due 03/31/2002 ....................       $    1,533,510
     400,000    6.375%, due 08/15/2002 ...................              411,624
   1,500,000    5.75%, due 08/15/2003 ....................            1,548,510
   1,000,000    6.75%, due 05/15/2005 ....................            1,080,780
   1,865,000    7.00%, due 07/15/2006 ....................            2,066,644
                                                                 --------------
                                                                      6,641,068
                                                                 --------------
                U.S. TREASURY INFLATION-PROTECTION NOTES - 0.6%
     426,309    3.625%, due 07/15/2002 ...................              434,567
     226,517    3.375%, due 01/15/2007 ...................              228,922
                                                                 --------------
                                                                        663,489
                                                                 --------------

                TOTAL TREASURY NOTES (Cost $7,017,211)           $    7,304,557
                                                                 --------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.8%              VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN BANK - 1.8%
$  1,000,000    6.00%, due 11/15/2001 ....................       $    1,008,910
   1,000,000    5.375%, due 01/05/2004 ...................            1,013,750
                                                                 --------------
                                                                      2,022,660

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
   1,500,000    6.625%, due 09/15/2009 ...................            1,593,750
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.5%
   2,500,000    7.00%, due 07/15/2005 ....................            2,672,650
   1,400,000    6.00%, due 12/15/2005 ....................            1,445,066
   1,250,000    7.25%, due 01/15/2010 ....................            1,381,637
     500,000    6.25%, due 05/15/2029 ....................              497,345
                                                                 --------------
                                                                      5,996,698
                                                                 --------------

                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $9,129,466) ........................       $    9,613,108
                                                                 --------------

================================================================================
   PAR
  VALUE         MORTGAGE-BACKED SECURITIES - 2.6%                      VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    475,000    Pool #1471, 7.00%, due 03/15/2008 ........       $      490,732
     175,000    Pool #1655, 6.50%, due 10/15/2008 ........              180,194
     997,982    Pool #E00616, 6.00%, due 01/01/2014 ......              997,483
                                                                 --------------
                                                                      1,668,409
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.1%
     425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..              434,295
     791,653    Pool #380512, 6.15%, due 08/01/2008 ......              797,590
                                                                 --------------
                                                                      1,231,885
                                                                 --------------

                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $2,856,409) ........................       $    2,900,294
                                                                 --------------

================================================================================
   PAR
  VALUE         ASSET-BACKED SECURITIES - 1.2%                         VALUE
--------------------------------------------------------------------------------
                STUDENT LOAN MARKETING ASSOCIATION - 0.6%
$    257,343    Series #97-3-A1, 4.905%, adjustable rate,
                  due 04/25/2006 .........................       $      255,413
     435,846    Series #98-1-A1, 5.015%, adjustable rate,
                  due 01/25/2007 .........................              434,922
                                                                 --------------
                                                                        690,335
                                                                 --------------
                OTHER ASSET-BACKED SECURITIES - 0.6%
     173,958    Fleetwood Credit Corporation Grantor Trust #95-A-A,
                  8.45%, due 11/15/2010 ..................              179,013
     500,000    MBNA Master Credit Card Trust #98-J-A,
                  5.25%, due 02/15/2006 ..................              503,905
                                                                 --------------
                                                                        682,918
                                                                 --------------

                TOTAL ASSET-BACKED SECURITIES
                (Cost $1,342,339) ........................       $    1,373,253
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7%                                VALUE
--------------------------------------------------------------------------------
                American Home Products Corporation,
$    500,000      7.90%, due 02/15/2005 ..................       $      535,020
                Associates Corporation, N.A.,
     375,000      5.75%, due 11/01/2003 ..................              379,620
                Beneficial Corporation Medium Term Notes,
     230,000      6.35%, due 12/03/2001 ..................              232,259
                Boeing Capital Corporation,
     300,000      7.10%, due 09/27/2005 ..................              319,809
                Burlington Resources, Inc.,
     450,000      6.68%, due 02/15/2011 ..................              459,855
                Citigroup, Inc.,
     700,000      7.45%, due 06/06/2002 ..................              720,139
                Coca-Cola Enterprises,
     385,000      5.75%, due 11/01/2008 ..................              379,194
                Conoco, Inc.,
     750,000      5.90%, due 04/15/2004 ..................              758,880
                Deutsche Telekom,
     500,000      8.00%, due 06/15/2010 ..................              507,925
                Donaldson Lufkin Jenrette, Inc.,
     500,000      6.875%, due 11/1/2005 ..................              518,430
                Dover Corporation,
     345,000      6.50%, due 02/15/2011 ..................              349,140
                Duke Realty L.P. Medium Term Notes,
     390,000      6.75%, due 05/30/2008 ..................              389,505
                Enron Corporation,
     750,000      6.45%, due 11/15/2001 ..................              754,327
                ERP Operating L.P.,
     875,000      6.65%, due 11/15/2003 ..................              894,022
                Ford Motor Credit Company,
     250,000      8.00%, due 06/15/2002 ..................              257,512
                FPL Group Capital, Inc.,
     500,000      7.375%, due 06/01/2009 .................              524,625
                General Electric Capital Corporation,
     420,000      6.52%, due 10/08/2002 ..................              430,403
                Goldman Sachs Group,
     950,000      6.65%, due 05/15/2009 ..................              947,967
                GTE Northwest, Inc.,
     750,000      6.30%, due 06/01/2010 ..................              740,700
                Hewlett-Packard Company,
     140,000      7.15%, due 06/15/2005 ..................              147,360
                International Paper Company,
     735,000      8.68%, due 09/14/2001 ..................              746,459
                J.P. Morgan Chase & Company,
     450,000      6.75%, due 02/01/2011 ..................              459,230
                KeyCorp Medium Term Notes,
     675,000      6.75%, due 05/29/2001 ..................              676,721
                Manitoba (Province of) Medium Term Notes,
     205,000      5.50%, due 10/01/2008 ..................              201,296
                May Department Stores,
     510,000      5.95%, due 11/01/2008 ..................              495,083
                Merrill Lynch & Company Medium Term Notes,
     265,000      7.26%, due 03/25/2002 ..................              265,132

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                National City Corporation,
$    575,000      7.20%, due 05/15/2005 ..................       $      601,473
                Nortel Networks Ltd.,
     500,000      6.125%, due 02/15/2006 .................              482,755
                Norwest Financial, Inc.,
     615,000      5.375%, 09/30/2003 .....................              616,876
                Prologis Trust,
     225,000      7.00%, due 10/01/2003 ..................              230,191
                SBC Communciations, Inc. Medium Term Notes,
     400,000      6.875%, due 08/15/2006 .................              417,896
                SBC Communciations, Inc.,
     435,000      6.625%, due 11/01/2009 .................              443,974
                Sears Roebuck Acceptance Corporation,
     465,000      6.99%, due 09/30/2002 ..................              473,286
                Sherwin-Williams Company,
     500,000      6.85%, due 02/01/2007 ..................              499,155
                Union Camp Corporation,
     630,000      6.50%, due 11/15/2007 ..................              620,607
                Worldcom, Inc.,
     772,000      6.125%, due 08/15/2001 .................              772,610
                                                                 --------------

                TOTAL CORPORATE BONDS (Cost $18,075,021) .       $   18,249,436
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 2.7%                                    VALUE
--------------------------------------------------------------------------------
   2,900,746    Firstar Stellar Treasury Fund (Cost $2,900,746)  $    2,900,746
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 100.2%
                (Cost $87,959,975) .......................       $  109,618,137

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)         (285,159)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $  109,332,978
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
       100    Cisco Systems, Inc.,
                04/21/2001, at $45.................     $      --    $   40,949
        80    EMC Corporation,
                01/19/2002, at $80 ................         2,800       140,755
       200    Hewlett-Packard Company,
                  01/19/2002, at $37.5 ..............      76,000       136,895
                                                        ---------    ----------
                                                        $  78,800    $  318,599
                                                        =========    ==========

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                      MARKET
  SHARES        COMMON STOCKS - 94.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 3.3%
      30,000    Kimberly-Clark Corporation ...............       $    2,034,900
                                                                 --------------

                CAPITAL GOODS - 9.3%
      61,000    General Electric Company .................            2,553,460
      17,000    Solectron Corporation (a) ................              323,170
      65,000    Tyco International Ltd. ..................            2,809,950
                                                                 --------------
                                                                      5,686,580
                                                                 --------------
                COMMUNICATION SERVICES - 4.6%
      48,000    BellSouth Corporation ....................            1,964,160
      30,000    Vodafone Group PLC ADR ...................              814,500
                                                                 --------------
                                                                      2,778,660
                                                                 --------------
                CONSUMER CYCLICALS - 9.0%
      18,000    Danaher Corporation ......................              982,080
      33,000    Home Depot, Inc. .........................            1,422,300
      50,000    Interpublic Group of Companies, Inc. .....            1,717,500
      38,000    Target Corporation .......................            1,371,040
                                                                 --------------
                                                                      5,492,920
                                                                 --------------
                CONSUMER STAPLES - 10.7%
      43,000    Anheuser-Busch Companies, Inc. ...........            1,974,990
      50,400    Avon Products, Inc. ......................            2,015,496
      40,000    SYSCO Corporation ........................            1,060,400
      50,000    Walt Disney Company ......................            1,430,000
                                                                 --------------
                                                                      6,480,886
                                                                 --------------
                ENERGY - 6.0%
      16,000    Exxon Mobil Corporation ..................            1,296,000
      33,000    Halliburton Company ......................            1,212,750
      17,000    Texaco, Inc. .............................            1,128,800
                                                                 --------------
                                                                      3,637,550
                                                                 --------------
                FINANCIAL - 14.1%
      14,000    American Express Company .................              578,200
      18,000    American International Group, Inc. .......            1,449,000
      24,000    Capital One Financial Corporation ........            1,332,000
      43,000    Citigroup, Inc. ..........................            1,934,140
      17,000    Fannie Mae ...............................            1,353,200
      15,000    Freddie Mac ..............................              972,450
      20,000    Wells Fargo & Company ....................              989,400
                                                                 --------------
                                                                      8,608,390
                                                                 --------------
                HEALTHCARE - 14.4%
      36,000    Bristol-Myers Squibb Company .............            2,138,400
      20,000    Johnson & Johnson ........................            1,749,400
      26,000    Merck & Co., Inc. ........................            1,973,400
      37,000    Pfizer, Inc. .............................            1,515,150
      38,000    Schering-Plough Corporation ..............            1,388,140
                                                                 --------------
                                                                      8,764,490
                                                                 --------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      MARKET
  SHARES        COMMON STOCKS - 94.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 15.9%
      19,000    Agilent Technologies, Inc. (a) ...........       $      583,870
      60,000    Cisco Systems, Inc. (a) (b) ..............              948,750
      19,000    Computer Sciences Corporation (a) ........              614,650
      20,000    Dell Computer Corporation (a) ............              513,750
      37,000    EMC Corporation (a) (b) ..................            1,087,800
      13,600    Hewlett-Packard Company (b) ..............              425,272
      45,000    Intel Corporation ........................            1,184,063
      28,000    Microsoft Corporation (a) ................            1,531,250
      50,000    Oracle Corporation (a) ...................              749,000
      34,000    Tellabs, Inc. (a) ........................            1,383,375
      21,000    Texas Instruments, Inc. ..................              650,580
                                                                 --------------
                                                                      9,672,360
                                                                 --------------
                UTILITIES - 7.2%
      13,000    AES Corporation (a) ......................              649,480
      24,600    El Paso Energy Corporation ...............            1,606,380
      50,000    Williams Companies, Inc. .................            2,142,500
                                                                 --------------
                                                                      4,398,360
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $42,863,198) ...       $   57,555,096
                                                                 --------------

================================================================================
  SHARES        MONEY MARKETS - 6.9%                                   VALUE
--------------------------------------------------------------------------------
   4,202,517    Firstar Treasury Money Market Fund
                (Cost $4,202,517) ........................       $    4,202,517
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 101.4%
                (Cost $47,065,715) .......................       $   61,757,613

                LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4%)         (843,237)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   60,914,376
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF OPEN OPTIONS CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
        60    Cisco Systems, Inc.,
                04/21/2001, at $45                      $      --    $   24,569
        60    EMC Corporation,
                01/19/2002, at $80                          2,100       105,566
       136    Hewlett-Packard Company,
                01/19/2002, at $37.5                       56,440        93,089
                                                        ---------    ----------
                                                        $  58,540    $  223,224
                                                        =========    ==========

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6%                          VALUE
--------------------------------------------------------------------------------
                Chesapeake Bay Bridge and Tunnel,
$  1,000,000      5.70%, due 07/01/2008 ..................       $    1,082,300
                Chesterfield Co., Virginia, GO,
     350,000      6.25%, due 07/15/2005, partially
                  prerefunded 07/15/2001 .................              359,926
                Chesterfield Co., Virginia, Water and Sewer,
                 Revenue,
   1,000,000      0.00%, due 11/01/2004 ..................              875,260
                Fairfax Co., Virginia, GO,
     500,000      5.20%, due 10/01/2001 ..................              502,110
     210,000      5.60%, due 05/01/2003 ..................              211,953
                Fairfax Co., Virginia, Park Authority, Revenue,
     300,000      6.25%, due 07/15/2005 ..................              318,870
                Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000      5.50%, due 06/15/2008 ..................              595,100
                Hampton, Virginia, GO,
   1,000,000      5.50%, due 02/01/2012 ..................            1,105,010
                Hanover Co., Virginia, GO,
   1,000,000      5.125%, due 07/15/2013 .................            1,052,610
                Hanover Co., Virginia, Industrial Dev.
                 Authority Medical Facilities, Revenue,
     225,000      6.25%, due 10/01/2011 ..................              232,653
                Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 08/15/2009 ..................            1,158,630
                Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000      5.50%, due 11/01/2008 ..................            1,093,860
                Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000      5.00%, due 07/01/2013 ..................              724,591
                Norfolk, Virginia, GO,
     500,000      5.25%, due 06/01/2008, prerefunded 06/01/2005         522,660
     300,000      5.75%, due 06/01/2011 ..................              320,832
                Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 11/01/2013, prerefunded 11/01/2006       1,080,130
                Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     900,000      5.00%, due 08/15/2005 ..................              874,152
                Portsmouth, Virginia, GO,
     800,000      5.00%, due 08/01/2017 ..................              808,096
                Prince William Co., Virginia, Park Authority,
                 Revenue,
     250,000      6.10%, due 10/15/2004 ..................              270,690
                Richmond, Virginia, GO,
   1,000,000      5.45%, due 01/15/2008 ..................            1,084,810
                Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000      6.05%, due 07/15/2005 ..................              524,570
                Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
   1,250,000      3.90%, due 04/01/2029, weekly floating rate         1,250,000
                Riverside, Virginia, Regional Jail
                 Authority, Revenue,
     545,000      5.625%, due 07/01/2007, prerefunded 07/01/2005        596,584
     455,000      5.625%, due 07/01/2007 .................              493,361
                Roanoke, Virginia, GO,
   1,000,000      5.00%, due 08/01/2009, prerefunded 08/01/2008       1,059,720
                Suffolk, Virginia, GO,
   1,000,000      5.00%, due 12/01/2015, prerefunded 12/01/2009       1,021,810
     350,000      5.80%, due 06/01/2011 ..................              382,501

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                University of Richmond, Revenue,
$  1,000,000      5.25%, due 06/01/2012 ..................       $    1,066,880
                Upper Occoquan, Virginia, Sewer Authority,
                 Revenue,
     700,000      5.00%, due 07/01/2015 ..................              711,438
                Virginia Beach, Virginia, GO,
     325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004         358,699
   1,000,000      5.25%, due 08/01/2010 ..................            1,077,620
                Virginia Commonwealth Transportation Board,
                 Revenue,
   1,000,000      5.50%, due 05/15/2024 ..................            1,042,410
                Virginia Residential Authority, Revenue,
     500,000      5.50%, due 05/01/2017, prerefunded 05/01/2010         528,110
                Virginia State, GO,
   1,000,000      5.375%, due 06/01/2003 .................            1,042,840
                Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
   1,000,000      6.05%, due 07/01/2013 ..................            1,061,280
                Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000      6.60%, due 11/01/2012 ..................              158,691
     150,000      6.30%, due 11/01/2015 ..................              156,836
                Virginia State Public Building Authority,
                 Revenue,
     900,000      6.00%, due 08/01/2003 ..................              917,037
                Virginia State Public School Authority, Revenue,
   1,000,000      5.25%, due 08/01/2009 ..................            1,080,450
                Virginia State Transportation Board, Revenue,
     350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004         381,272
                York Co., Virginia, Certificate of
                 Participation, Revenue,
     250,000      6.625%, due 03/01/2012 .................              256,585
                                                                 --------------

                TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $28,270,654) .       $   29,442,937
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 1.3%                                    VALUE
--------------------------------------------------------------------------------
     396,597    Firstar Tax-Free Fund (Cost $396,597) ....       $      396,597
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 98.9%
                (Cost $28,667,251) .......................       $   29,839,534

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1 1%            342,822
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   30,182,356
                                                                 ==============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 93.3%                                  VALUE
--------------------------------------------------------------------------------
                BRAZIL - 0.3%
      22,388    Embratel Participacoes SA ................       $      208,208
                                                                 --------------

                CANADA - 0.7%
      30,095    Nortel Networks Corporation ..............              425,063
                                                                 --------------

                FRANCE - 15.0%
      22,700    Alstom ...................................              625,081
      27,428    Aventis SA ...............................            2,131,254
      11,520    Carrefour SA .............................              629,351
      21,199    European Aeronautic Defence and Space Company           393,726
      16,987    Rhodia SA ................................              210,682
      11,280    Sanofi - Synthelabo SA ...................              630,200
       7,460    Suez Lyonnaise des Eaux ..................            1,101,305
      10,070    Total Fina Elf ...........................            1,366,439
      16,333    Valeo SA .................................              740,688
      19,003    Vivendi SA ...............................            1,156,587
                                                                 --------------
                                                                      8,985,313
                                                                 --------------
                GERMANY - 6.6%
       3,373    Allianz AG-REG ...........................              985,462
      14,542    DaimlerChrysler AG-REG ...................              644,042
      10,501    Dresdner Bank AG .........................              475,284
      18,019    E.On AG ..................................              860,155
       3,242    Muenchener Reuckver AG ...................              971,550
                                                                 --------------
                                                                      3,936,493
                                                                 --------------
                HONG KONG - 5.7%
     205,500    China Mobile (Hong Kong) Ltd. ............              903,754
     662,000    China Unicom .............................              712,987
      54,100    Hutchison Whampoa Ltd. ...................              565,326
      90,000    MTR Corporation ..........................              145,975
     110,000    Sun Hung Kai Properties ..................            1,050,735
                                                                 --------------
                                                                      3,378,777
                                                                 --------------
                ITALY - 5.8%
     274,046    Banca Nazionale del Lavoro (BNL) (a) .....              860,011
     204,308    ENI SpA ..................................            1,336,501
      75,113    Mediaset SpA .............................              695,207
      84,978    Telecom Italia SpA .......................              573,921
                                                                 --------------
                                                                      3,465,640
                                                                 --------------
                JAPAN - 17.8%
      59,000    Bridgestone Corporation ..................              598,851
      30,000    Fujitsu Ltd. .............................              399,777
      26,000    Kao Corporation ..........................              655,602
       5,700    Matsushita Communication Industrial Company Ltd.        368,417
         177    Mizuho Holdings, Inc. ....................              995,731
       8,000    Murata Manufacturing Company Ltd. ........              664,539
     183,000    Nissan Motor Company Ltd. ................            1,153,607
      35,000    Nomura Securities Company Ltd. ...........              628,391
          64    NTT DoCoMo, Inc. .........................            1,113,310
       5,400    Rohm Company .............................              904,883

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                JAPAN - 17.8% (CONTINUED)
      73,000    Sharp Corporation ........................       $      929,684
       2,920    Shohkoh Fund & Company Ltd. ..............              344,845
      18,000    Takeda Chemical Industries ...............              868,975
       4,500    Takefuji Corporation .....................              341,845
      19,000    Yamanouchi Pharmaceutical Company Ltd. ...              654,963
                                                                 --------------
                                                                     10,623,420
                                                                 --------------
                KOREA - 2.2%
      17,550    Korea Telecom Corporation - SP ADR .......              407,511
      14,569    Pohang Iron & Steel Company Ltd. .........              261,514
       3,735    Samsung Electronics - GDR ................              291,851
      22,007    SK Telecom Company Ltd - ADR .............              334,066
                                                                 --------------
                                                                      1,294,942
                                                                 --------------
                MEXICO - 0.6%
      11,734    Telefonos de Mexico SA - ADR .............              370,090
                                                                 --------------

                NETHERLANDS - 14.5%
       7,900    Gucci Group NV - ADR .....................              660,838
      12,951    ING Groep NV .............................              847,203
      47,949    Koninklijke Ahold NV .....................            1,491,172
     115,163    Koninklijke KPN NV .......................            1,125,953
       5,615    KPNQwest NV ..............................               58,174
      15,698    Royal Dutch Petroleum Company ............              874,114
      26,469    Unilever NV - CVA ........................            1,406,256
      35,876    VNU NV ...................................            1,327,247
      33,273    Wolters Kluwer - CVA .....................              837,986
                                                                 --------------
                                                                      8,628,943
                                                                 --------------
                SINGAPORE - 1.3%
      85,000    DBS Group Holdings Ltd. ..................              767,377
                                                                 --------------

                SPAIN - 1.6%
      60,290    Telefonica SA ............................              969,994
                                                                 --------------

                SWEDEN - 0.9%
      95,770    Telefonaktiebolaget LM Ericsson AB .......              524,348
                                                                 --------------

                SWITZERLAND - 2.1%
         788    Novartis AG ..............................            1,236,786
                                                                 --------------

                TURKEY - 0.1%
      17,962    Turkcell Iletisim Hizmetleri AS - ADR ....               56,221
                                                                 --------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                UNITED KINGDOM - 18.1%
      23,147    Astrazeneca PLC ..........................       $    1,099,788
     276,999    Bai Systems PLC ..........................            1,230,655
      73,586    Cable & Wireless PLC .....................              495,886
      40,738    Colt Telecom Group PLC ...................              421,058
     116,346    Diageo PLC ...............................            1,171,096
      48,252    GlaxoSmithKline PLC ......................            1,260,180
      95,662    HSBC Holdings PLC ........................            1,144,463
      46,348    Railtrack Group PLC ......................              450,378
     181,920    Reed International PLC ...................            1,692,770
     654,301    Vodafone Group PLC .......................            1,804,626
                                                                 --------------
                                                                     10,770,900
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $62,398,612) ...       $   55,642,515

                OTHER ASSETS IN EXCESS OF LIABILITIES - 6.7%          4,021,745
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   59,664,260
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. When brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                       STATEMENT OF ADDITIONAL INFORMATION


                                  THE JAMESTOWN
                            TAX EXEMPT VIRGINIA FUND


                                 AUGUST 1, 2001


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                         135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS
                                -----------------


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS...........................  2

DESCRIPTION OF MUNICIPAL BOND RATINGS........................................  8
INVESTMENT LIMITATIONS.......................................................  9
TRUSTEES AND OFFICERS........................................................ 10
INVESTMENT ADVISER........................................................... 14
ADMINISTRATOR................................................................ 15
DISTRIBUTOR.................................................................. 16
OTHER SERVICES............................................................... 16
BROKERAGE.................................................................... 16
SPECIAL SHAREHOLDER SERVICES................................................. 17
PURCHASE OF SHARES........................................................... 19
REDEMPTION OF SHARES......................................................... 19
NET ASSET VALUE DETERMINATION................................................ 20
ALLOCATION OF TRUST EXPENSES................................................. 20
ADDITIONAL TAX INFORMATION................................................... 20
CAPITAL SHARES AND VOTING.................................................... 22
CALCULATION OF PERFORMANCE DATA.............................................. 23
FINANCIAL STATEMENTS AND REPORTS............................................. 25


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Tax Exempt Virginia Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust. The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits.

At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to the Commonwealth for the settlement was approximately $316.2 million.

On September 15, 1995 the Supreme Court of Virginia rendered its decision in Harper. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.7 million, including interest earnings.

The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $203.2 million ($124.5 million in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $191.7 million payable in respect of the settlement - approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.


U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.


SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.


DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

VARIABLE RATE SECURITIES. The Fund may invest in tax exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in tax exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.


                      DESCRIPTION OF MUNICIPAL BOND RATINGS

The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa or AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa or AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa or BBB: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Make short sales of securities or maintain a short position, except short sales "against the box";

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(9)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options; or

(10)     Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


The Board of Trustees supervises the activities of the Williamsburg Investment Trust (the "Trust"). The following is a list of the Trustees and executive officers of the Trust, their present position with the Trust or Fund, age and principal occupation during the past 5 years. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Position,                            Principal Occupation
Age  and Address                           During Past 5 Years
------------------                         --------------------
*Austin Brockenbrough III (age 64)         President and Managing Director of
Trustee                                    Lowe, Brockenbrough & Company, Inc.,
President                                  Richmond, Virginia; Director of
The Jamestown Fixed Income Fund            Tredegar Industries, Inc. (plastics
Vice President                             manufacturer) and Wilkinson O'Grady
The Jamestown International Equity Fund    & Co. Inc. (global asset manager);
The Jamestown Tax Exempt Virginia Fund     Trustee of University of Richmond
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

*John T. Bruce (age 47)                    Principal of Flippin, Bruce &
Trustee and Chairman                       Porter, Inc., Lynchburg, Virginia
Vice President
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

*Charles M. Caravati, Jr. (age 64)         Physician Dermatology Associates of
Trustee                                    Virginia, P.C., Richmond, Virginia
931 Broad Street Road
Manakin Sabot, Virginia 23103

J. Finley Lee (age 61)                     Julian Price Professor Emeritus of
Trustee                                    Business Administration University
105 Gristmill Lane                         of North Carolina, Chapel Hill,
Chapel Hill, North Carolina 27514          North Carolina; Director of
                                           Montgomery Indemnity Insurance Co.;
                                           Trustee of Albemarle Investment
                                           Trust (registered investment
                                           company)

*Richard Mitchell (age 52)                 Principal of T. Leavell &
Trustee                                    Associates, Inc., Mobile, Alabama
President
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama 36602

Richard L. Morrill (age 62)                Chancellor of University of
Trustee                                    Richmond, Richmond, Virginia;
University of Richmond                     Director of Tredegar Industries,
G19 Boatright Library                      Inc. (plastics manufacturer)
Richmond, Virginia 23173

Harris V. Morrissette (age 41)             President of Marshall Biscuit Co.
Trustee                                    Inc., Mobile, Alabama; Chairman of
100 Jacintopport Boulevard                 Azalea Aviation, Inc. (airplane
Saraland, Alabama   36571                  fueling)

Erwin H. Will, Jr. (age 68)                Chief Investment Officer of Virginia
Trustee                                    Retirement System, Richmond,
1200 East Main Street                      Virginia
Richmond, Virginia 23219

Samuel B. Witt III (age 65)                Senior Vice President and General
Trustee                                    Counsel of Stateside Associates,
2300 Clarendon Blvd.                       Inc., Arlington, Virginia; Director
Suite 407                                  of The Swiss Helvetia Fund, Inc.
Arlington, Virginia 22201                  (closed-end investment company)

John P. Ackerly IV (age 38)                Vice President and Portfolio Manager
Vice President                             of Davenport & Company LLC,
The Davenport Equity Fund                  Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Joseph L. Antrim III (age 56)              Executive Vice President of
President                                  Davenport & Company LLC, Richmond,
The Davenport Equity Fund                  Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

Charles M. Caravati III (age 35)           Vice President and Portfolio Manager
Vice President                             of Lowe, Brockenbrough & Company,
The Jamestown Balanced Fund                Inc., Richmond, Virginia
The Jamestown Equity Fund
President
The Jamestown International Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Robert G. Dorsey (age 44)                  Managing Director of Ultimus Fund
Vice President                             Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230             Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                     Prior to March 1999, President of
                                           Countrywide Fund Services, Inc.

John M. Flippin (age 59)                   Principal of Flippin, Bruce &
President                                  Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Timothy S. Healey (age 48)                 Principal of T. Leavell &
Vice President                             Associates, Inc., Mobile, Alabama
The Alabama Tax Free Bond Fund
600 Luckie Drive
Luckie Building, Suite 305
Birmingham, Alabama 35223

Joseph A. Jennings III (age 38)            Portfolio Manager of Lowe,
Vice President                             Brockenbrough & Company, Inc.,
The Jamestown Fixed Income Fund            Richmond, Virginia. Senior Vice
1802 Bayberry Court, Suite 400             President of Crestar Bank (1998-99);
Richmond, Virginia 23226                   Senior Vice President of Central
                                           Fidelity Bank (1985-1998)

J. Lee Keiger III (age 46)                 First Vice President and Chief
Vice President                             Financial Officer of Davenport &
The Davenport Equity Fund                  Company LLC, Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

R. Gregory Porter III (age 60)             Principal of Flippin, Bruce &
Vice President                             Porter, Inc., Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Mark J. Seger (age 39)                     Managing Director of Ultimus Fund
Treasurer                                  Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230             Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                     Prior to March 1999, First Vice
                                           President of Countrywide Fund
                                           Services, Inc.

Henry C. Spalding, Jr. (age 63)            Managing Director of Lowe,
President                                  Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                Richmond, Virginia
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

John F. Splain (age 44)                    Managing Director of Ultimus Fund
Secretary                                  Solutions, LLC and Ultimus Fund
135 Merchant Street, Suite 230             Distributors, LLC, Cincinnati, Ohio.
Cincinnati, Ohio 45246                     Prior to March 1999, First Vice
                                           President and Secretary of
                                           Countrywide Fund Services, Inc. and
                                           affiliated companies

Connie R. Taylor (age 50)                  Administrator of Lowe, Brockenbrough
Vice President                             & Company, Inc., Richmond, Virginia
The Jamestown Balanced Fund
The Jamestown Equity Fund
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Beth Ann Walk (age 42)                     Vice President and Portfolio Manager
President                                  of Lowe, Brockenbrough & Company,
The Jamestown Tax Exempt Virginia Fund     Inc., Richmond, Virginia
1802 Bayberry Court, Suite 400
Richmond, Virginia 23226

Coleman Wortham III (age 55)               President and Chief Executive
Vice President                             Officer of Davenport & Company LLC,
The Davenport Equity Fund                  Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia 23219

-----------------------------
*Indicates that Trustee is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee and Audit Committee. The Nominating Committee is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2001 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                                                                                        Total
                                 Aggregate            Pension or           Estimated Annual         Compensation
                                Compensation          Retirement             Benefits Upon         From Trust and
Trustee                        From the Trust      Benefits Accrued           Retirement            Fund Complex
-------                        --------------      ----------------           ----------            ------------
Charles M. Caravati, Jr.         $ 11,200                None                    None                $ 11,200
J. Finley Lee                      16,500                None                    None                  16,500
Richard L. Morrill                 16,500                None                    None                  16,500
Harris V. Morrissette              16,500                None                    None                  16,500
Erwin H. Will, Jr.                 16,500                None                    None                  16,500
Samuel B. Witt III                 18,300                None                    None                  18,300

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of May 14, 2001, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 1.8% of the then-outstanding shares of the Fund. Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 38.0% of the then-outstanding shares of the Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Fund.


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2002 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund paid the Adviser advisory fees of $118,754, $110,838 and $85,055, respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to three additional investment companies, the subjects of separate statements of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million and 0.10% of such assets in excess of $50 milion. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Prior to November 13, 2000, Integrated Fund Services, Inc, ("Integrated") provided the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. Integrated is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

For the fiscal years ended March 31, 2001,  2000 and 1999, the Fund paid fees to
the   Administrator   and/or   Integrated  of  $42,865,   $41,496  and  $31,931,
respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Fund's assets is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Adviser from effecting Fund portfolio transactions with broker-dealers which may be interested persons of the Trust, any Trustee, officer or director of the Trust or its investment advisers or principal underwriter, or any interested person of such persons.

The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

No brokerage commissions were paid by the Fund for the last three fiscal years.

While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application

(see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:

                     The Jamestown Tax Exempt Virginia Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $366,857, of which $151,518 expire on March 31, 2008 and $215,339 expire on March 31, 2009. In addition, the Fund had net realized capital losses of $2,568 during the period from November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short- term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Virginia tax laws exempt income from qualifying  municipal bond  obligations,  income dividends  attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

                            CAPITAL SHARES AND VOTING

The Fund is a non-diversified series of the Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in July 1988. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)^n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 2001, for the five year period ended March 31, 2001 and for the period since inception (September 1, 1993) to March 31, 2001 are 8.97%, 5.22% and 4.77% respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)^6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2001 was 3.88%.

The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 2001, based on the highest marginal combined federal and Virginia income tax rate, was 6.82%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Municipal Bond Index, which is generally considered to be representative of the performance of municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of The Jamestown Funds as of March 31, 2001, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                                 ANNUAL REPORT
                                 MARCH 31, 2001

                               Investment Adviser
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

================================================================================
THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-866-738-1126

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                               MAY 9, 2001
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2001.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2001, the Jamestown Balanced Fund had a negative return of -12.65%. With our heavier weighting in stocks (61.9%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, down -5.54%. The S&P 500 Index declined -21.67% during the past fiscal year, with the technology and communication services sectors leading the way on the downside. These were the same two sectors that had propelled the stock market higher in the previous three years, but fears of a slowing economy and declining profits were too large a concern to overcome. The Federal Reserve had raised the Federal Funds rate five times during the previous fiscal year (ending March 31, 2000), putting brakes on the then fast growing economy. Today, with four rate reductions since the end of calendar year 2000, we expect to see a better stock market going forward.

The Jamestown Balanced Fund returned 2.88% on an annualized basis for the three years ending March 31, 2001, compared to 4.18% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 10.12% versus 10.17% for the comparable Lipper Balanced Index.

The total assets of The Jamestown Balanced Fund were over $109 million as of March 31, 2001.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2001, the Jamestown Equity Fund declined in value -21.49%, outperforming the negative return of -22.5% for the Lipper Large Cap Core Index. The S&P 500 Index for the same twelve-month period was -21.67%. For the past fiscal year, the technology and communication services sectors were the dominant culprits. The NASDAQ itself was down -59.75% during the past fiscal year, reflecting the weakness of those two sectors. Interestingly, technology stocks had generated a return of 78.2% in the first year prior to the one just ended. What helped us two years ago, therefore, hurt us badly this past year. Fears of declining corporate profits and a slowing economy were too great a hurdle for the stock market to overcome.

The Jamestown Equity Fund returned 1.80% on an annualized basis for the past three years versus 2.67% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 11.81% compared to 12.59% for the Lipper Large Cap Core Index.

Recent interest rate cuts by the Federal Reserve Bank should help stimulate the slowing economy and give us positive returns in the coming year. Certainly we see very little inflation worries, and with the hope of some income tax relief, we are quite sanguine about the next twelve months.

The Jamestown Equity Fund had just under $61 million in assets as of March 31, 2001.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2001, the Jamestown Tax Exempt Virginia Fund had a total return of 8.97% compared to 9.20% for the Lipper Intermediate Municipal Fund Index and 10.93% for the Lehman Municipal Bond Index. Municipal bonds portrayed competitive returns relative to the equity markets for the past one and three year time periods. As a result of this strong performance, municipal bond yields are currently much lower from that of a year ago. As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had an average maturity of 7.3 years and a SEC yield of 3.88%.

The Jamestown Tax Exempt Virginia Fund returned 4.58% on an annualized basis for the three years ended March 31, 2001, versus 4.67% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.22%, as compared to the 5.38% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just over $30 million in assets as of March 31, 2001.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2001, the Jamestown International Equity Fund had a return of -33.29% compared to -26.31% for the Lipper International Index and -25.88% for the Morgan Stanley EAFE Index. During the past year, most global equity markets were pressured by higher interest rates, slowing economic growth, and decelerating earnings growth. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned 0.34% on an annualized basis for the past three years, comparing favorably to the 0.09% return for the Lipper International Index and the -0.56% return of the Morgan Stanley EAFE Index.

The Fund had over $59 million in assets as of March 31, 2001.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                                        /s/ Beth Ann Walk

                                        Beth Ann Walk, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown International Equity Fund
2

                          THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Balanced Fund                                 $27,242
Standard & Poor's 500 Index                                 $38,454
Consumer Price Index                                        $12,991
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2001)

                       1 Year        5 Years       10 Years
                      (-12.65)%       10.12%        10.54%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Equity Fund                                   $25,864
Standard & Poor's 500 Index                                 $31,757
Consumer Price Index                                        $12,394
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                       1 Year    5 Years   Since Inception*
                      (-21.49)%   11.81%        12.07%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,238
Lipper Intermediate Municipal Fund Index                    $14,404
Lehman Municipal Bond Index                                 $15,508
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                      1 Year    5 Years    Since Inception*
                       8.97%     5.22%          4.77%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown International Equity Fund                     $12,902
Europe, Australia and Far East Index (EAFE Index)           $11,510
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                           1 Year     Since Inception*
                          (-33.29)%         5.27%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001
=================================================================================================================================
                                                                                                  Jamestown          Jamestown
                                                            Jamestown          Jamestown          Tax Exempt       International
                                                             Balanced            Equity            Virginia            Equity
                                                               Fund               Fund               Fund               Fund
                                                          --------------     --------------     --------------     --------------
ASSETS
   Investments in securities:
      At acquisition cost ............................    $   87,959,975     $   47,065,715     $   28,667,251     $   62,398,612
                                                          ==============     ==============     ==============     ==============
      At value (Note 1) ..............................    $  109,618,137     $   61,757,613     $   29,839,534     $   55,642,515
   Cash ..............................................                --                 --                 --          3,101,501
   Cash denominated in foreign currency (Note 5) .....                --                 --                 --                360
   Dividends receivable ..............................            40,316             42,073                 --            245,501
   Interest receivable ...............................           630,547                 --            402,575             18,400
   Receivable for securities sold ....................                --                 --                 --            660,966
   Receivable for capital shares sold ................                --             27,500                 --                 --
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) ...........                --                 --                 --            319,195
   Other assets ......................................            10,307             10,208              3,117             14,755
                                                          --------------     --------------     --------------     --------------
      TOTAL ASSETS ...................................       110,299,307         61,837,394         30,245,226         60,003,193
                                                          --------------     --------------     --------------     --------------
LIABILITIES
   Dividends payable .................................            34,277                 --             35,347              8,529
   Distributions payable .............................            28,761             19,383                 --              3,563
   Payable for securities purchased ..................           692,989            643,490                 --             76,438
   Payable for capital shares redeemed ...............            41,782            155,694             13,558            167,597
   Accrued investment advisory fees (Note 3) .........            61,693             34,705             10,243             53,972
   Accrued administration fees (Note 3) ..............            11,071              6,927              3,722              9,725
   Other accrued expenses and liabilities ............            16,956              4,279                 --             19,109
   Covered call options, at value (Notes 1 and 7)
      (premiums received $318,599 and $223,224,
      respectively) ..................................            78,800             58,540                 --                 --
                                                          --------------     --------------     --------------     --------------
      TOTAL LIABILITIES ..............................           966,329            923,018             62,870            338,933
                                                          --------------     --------------     --------------     --------------
NET ASSETS ...........................................    $  109,332,978     $   60,914,376     $   30,182,356     $   59,664,260
                                                          ==============     ==============     ==============     ==============
Net assets consist of:
   Paid-in capital ...................................    $   87,671,689     $   46,253,884     $   29,379,498     $   65,823,103
   Undistributed net investment income ...............            27,638                 --                 --                 --
   Accumulated net realized gains (losses) from
      security and foreign currency transactions .....                --                 --           (369,425)           294,320
   Distributions in excess of net realized gains .....          (264,310)          (196,090)                --                 --
   Net unrealized appreciation (depreciation)
      on investments and options .....................        21,897,961         14,856,582          1,172,283         (6,756,097)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies ...                --                 --                 --            302,934
                                                          --------------     --------------     --------------     --------------
Net assets ...........................................    $  109,332,978     $   60,914,376     $   30,182,356     $   59,664,260
                                                          ==============     ==============     ==============     ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ........         6,515,804          3,054,537          2,953,742          5,651,988
                                                          ==============     ==============     ==============     ==============
Net asset value, offering price and redemption
   price per share (Note 1) ..........................    $        16.78     $        19.94     $        10.22     $        10.56
                                                          ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
===================================================================================================================================
                                                                                                    Jamestown          Jamestown
                                                              Jamestown          Jamestown          Tax Exempt       International
                                                               Balanced            Equity            Virginia            Equity
                                                                 Fund               Fund               Fund               Fund
                                                            --------------     --------------     --------------     --------------
INVESTMENT INCOME
   Dividends ...........................................    $      784,089     $      620,794     $           --     $      831,326
   Foreign withholding taxes on dividends ..............                --                 --                 --            (71,888)
   Interest ............................................         2,571,578                 --          1,484,340            108,192
                                                            --------------     --------------     --------------     --------------
      TOTAL INVESTMENT INCOME ..........................         3,355,667            620,794          1,484,340            867,630
                                                            --------------     --------------     --------------     --------------

EXPENSES
   Investment advisory fees (Note 3) ...................           810,659            463,181            118,754            739,110
   Administration fees (Note 3) ........................           172,509            107,183             42,865            150,456
   Custodian fees ......................................            19,818             13,191              4,618             81,393
   Professional fees ...................................            16,856             11,015             11,015             14,896
   Registration fees ...................................            12,730             13,702              1,538             19,020
   Trustees' fees and expenses .........................            11,096             11,096             11,096             11,096
   Printing of shareholder reports .....................             6,573             10,534              5,533              8,604
   Pricing costs .......................................             9,787              1,135              6,218             13,962
   Other expenses ......................................            21,833             11,539                244              8,252
                                                            --------------     --------------     --------------     --------------
      TOTAL EXPENSES ...................................         1,081,861            642,576            201,881          1,046,789
   Expenses reimbursed through a directed
           brokerage arrangement (Note 4) ..............           (24,000)           (18,000)                --                 --
                                                            --------------     --------------     --------------     --------------
      NET EXPENSES .....................................         1,057,861            624,576            201,881          1,046,789
                                                            --------------     --------------     --------------     --------------

NET INVESTMENT INCOME (LOSS) ...........................         2,297,806             (3,782)         1,282,459           (179,159)
                                                            --------------     --------------     --------------     --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS AND FOREIGN CURRENCIES (Note 5)
   Net realized gains (losses) from:
      Security transactions ............................           826,412          1,209,659            (96,246)         2,853,745
      Option contracts written .........................           570,452            396,486                 --                 --
      Foreign currency transactions ....................                --                 --                 --            293,713
   Net change in unrealized appreciation/depreciation on:
      Investments ......................................       (19,715,958)       (18,110,576)         1,351,174        (32,130,835)
      Foreign currency translation .....................                --                 --                 --            346,332
                                                            --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ..............................       (18,319,094)       (16,504,431)         1,254,928        (28,637,045)
                                                            --------------     --------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .....................................    $  (16,021,288)    $  (16,508,213)    $    2,537,387     $  (28,816,204)
                                                            ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================================
                                                                       Jamestown                             Jamestown
                                                                     Balanced Fund                          Equity Fund
                                                           -----------------------------------------------------------------------
                                                                Year               Year               Year               Year
                                                               Ended              Ended              Ended              Ended
                                                              March 31,          March 31,          March 31,          March 31,
                                                                2001               2000               2001               2000
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .......................    $    2,297,806     $    2,152,434     $       (3,782)    $       91,302
   Net realized gains on:
      Security transactions ...........................           826,412          4,813,070          1,209,659          2,953,963
      Option contracts written ........................           570,452                 --            396,486                 --
   Net change in unrealized appreciation/depreciation
      on investments ..................................       (19,715,958)        10,736,573        (18,110,576)        12,102,255
                                                           --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from operations .       (16,021,288)        17,702,077        (16,508,213)        15,147,520
                                                           --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................        (2,270,168)        (2,152,434)                --            (91,302)
   From net realized gains from security transactions .        (1,513,422)        (4,880,959)        (1,691,982)        (2,680,161)
                                                           --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ....................................        (3,783,590)        (7,033,393)        (1,691,982)        (2,771,463)
                                                           --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................        10,123,514          8,830,494         25,402,296          8,147,118
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................         3,591,406          6,724,517          1,565,938          2,521,395
   Payments for shares redeemed .......................       (12,778,149)       (10,826,415)       (25,662,392)        (8,651,809)
                                                           --------------     --------------     --------------     --------------
Net increase in net assets from capital share
   transactions .......................................           936,771          4,728,596          1,305,842          2,016,704
                                                           --------------     --------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .........................................       (18,868,107)        15,397,280        (16,894,353)        14,392,761

NET ASSETS
   Beginning of year ..................................       128,201,085        112,803,805         77,808,729         63,415,968
                                                           --------------     --------------     --------------     --------------
   End of year ........................................    $  109,332,978     $  128,201,085     $   60,914,376     $   77,808,729
                                                           ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...............................................           523,914            472,789            999,711            349,898
   Reinvested .........................................           196,103            346,587             66,617             98,084
   Redeemed ...........................................          (670,295)          (579,486)        (1,002,327)          (372,354)
                                                           --------------     --------------     --------------     --------------
   Net increase in shares outstanding .................            49,722            239,890             64,001             75,628
   Shares outstanding, beginning of year ..............         6,466,082          6,226,192          2,990,536          2,914,908
                                                           --------------     --------------     --------------     --------------
   Shares outstanding, end of year ....................         6,515,804          6,466,082          3,054,537          2,990,536
                                                           ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                                    Jamestown Tax Exempt                     Jamestown
                                                                       Virginia Fund                 International Equity Fund
                                                               -------------------------------------------------------------------
                                                                   Year              Year              Year              Year
                                                                  Ended             Ended             Ended             Ended
                                                                 March 31,         March 31,         March 31,         March 31,
                                                                   2001              2000              2001              2000
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $   1,282,459     $   1,177,406     $    (179,159)    $      (7,957)
   Net realized gains (losses) from:
      Security transactions ...............................          (96,246)         (273,179)        2,853,745         9,161,355
      Foreign currency transactions .......................               --                --           293,713            59,241
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................        1,351,174          (842,700)      (32,130,835)       13,892,377
      Foreign currency translation ........................               --                --           346,332           (48,490)
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) in net assets from operations .....        2,537,387            61,527       (28,816,204)       23,056,526
                                                               -------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (1,282,459)       (1,177,406)         (279,944)         (176,037)
   From net realized gains from security transactions .....               --           (26,368)       (9,244,751)       (3,331,220)
                                                               -------------     -------------     -------------     -------------
Decrease in net assets from distributions
   to shareholders ........................................       (1,282,459)       (1,203,774)       (9,524,695)       (3,507,257)
                                                               -------------     -------------     -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................        3,967,154         8,385,959       116,498,477        90,812,642
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................          830,720           782,744         9,315,209         3,459,170
   Payments for shares redeemed ...........................       (5,008,689)       (4,514,008)     (113,657,807)      (81,991,058)
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) in net assets from
   capital share transactions .............................         (210,815)        4,654,695        12,155,879        12,280,754
                                                               -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .............................................        1,044,113         3,512,448       (26,185,020)       31,830,023

NET ASSETS
   Beginning of year ......................................       29,138,243        25,625,795        85,849,280        54,019,257
                                                               -------------     -------------     -------------     -------------
   End of year ............................................    $  30,182,356     $  29,138,243     $  59,664,260     $  85,849,280
                                                               =============     =============     =============     =============

CAPITAL SHARE ACTIVITY
   Sold ...................................................          401,676           851,453         8,768,230         5,427,637
   Reinvested .............................................           83,553            79,693           646,128           230,579
   Redeemed ...............................................         (506,756)         (462,080)       (8,535,150)       (4,847,275)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in shares outstanding ..........          (21,527)          469,066           879,208           810,941
   Shares outstanding, beginning of year ..................        2,975,269         2,506,203         4,772,780         3,961,839
                                                               -------------     -------------     -------------     -------------
   Shares outstanding, end of year ........................        2,953,742         2,975,269         5,651,988         4,772,780
                                                               =============     =============     =============     =============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ...........................          0.35            0.35            0.34            0.37            0.35
   Net realized and unrealized gains (losses)
      on investments ...............................         (2.82)           2.49            0.95            4.31            1.45
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................         (2.47)           2.84            1.29            4.68            1.80
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.35)          (0.35)          (0.34)          (0.37)          (0.35)
   Distributions from net realized gains ...........         (0.23)          (0.78)          (0.21)          (2.10)          (1.05)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.58)          (1.13)          (0.55)          (2.47)          (1.40)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    16.78      $    19.83      $    18.12      $    17.38      $    15.17
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................       (12.65%)         15.90%           7.56%          32.42%          12.29%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  109,333      $  128,201      $  112,804      $  101,408      $   70,654
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......         0.87%           0.88%           0.88%           0.90%           0.91%

Ratio of net expenses to average net assets(a) .....         0.85%           0.86%           0.86%           0.87%           0.87%

Ratio of net investment income to average net assets         1.84%           1.85%           1.95%           2.21%           2.31%

Portfolio turnover rate ............................           64%             62%             69%             90%             58%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------
                                                                            Years Ended March 31,
                                                  --------------------------------------------------------------------------
                                                     2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $    26.02      $    21.76      $    20.16      $    15.66      $    13.96
                                                  ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         (0.00)           0.03            0.07            0.11            0.13
   Net realized and unrealized gains (losses)
      on investments .........................         (5.51)           5.18            1.60            6.47            2.00
                                                  ----------      ----------      ----------      ----------      ----------
Total from investment operations .............         (5.51)           5.21            1.67            6.58            2.13
                                                  ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ......            --           (0.03)          (0.07)          (0.11)          (0.13)
   Distributions from net realized gains .....         (0.57)          (0.92)             --           (1.97)          (0.30)
                                                  ----------      ----------      ----------      ----------      ----------
Total distributions ..........................         (0.57)          (0.95)          (0.07)          (2.08)          (0.43)
                                                  ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ...............    $    19.94      $    26.02      $    21.76      $    20.16      $    15.66
                                                  ==========      ==========      ==========      ==========      ==========

Total return .................................       (21.49%)         24.04%           8.33%          43.74%          15.27%
                                                  ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ............    $   60,914      $   77,809      $   63,416      $   52,214      $   31,180
                                                  ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets          0.90%           0.91%           0.92%           0.93%           0.98%

Ratio of net expenses to average net assets(a)         0.88%           0.88%           0.89%           0.90%           0.92%

Ratio of net investment income (loss) to
   average net assets ........................        (0.01%)          0.14%           0.35%           0.60%           0.85%

Portfolio turnover rate ......................           83%             67%             66%             59%             44%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.43            0.42            0.43            0.44            0.45
   Net realized and unrealized gains (losses)
      on investments ...............................          0.43           (0.42)           0.07            0.33           (0.02)
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.86            0.00            0.50            0.77            0.43
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.43)          (0.42)          (0.43)          (0.44)          (0.45)
   Distributions from net realized gains ...........            --           (0.01)          (0.01)             --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.43)          (0.44)          (0.44)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    10.22      $     9.79      $    10.22      $    10.16      $     9.83
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         8.97%           0.04%           4.92%           8.00%           4.39%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   30,182      $   29,138      $   25,626      $   18,213      $   11,197
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(a) .....         0.68%           0.69%           0.73%           0.75%           0.75%

Ratio of net investment income to average net assets         4.31%           4.27%           4.17%           4.40%           4.51%

Portfolio turnover rate ............................           47%             47%             31%             33%             24%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.78% and 0.88% for the years ended March 31, 1998 and 1997, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                             Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------------------
                                                       Year            Year            Year            Year          Period
                                                      Ended           Ended           Ended           Ended           Ended
                                                     March 31,       March 31,       March 31,       March 31,       March 31,
                                                       2001            2000            1999            1998           1997(a)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........    $    17.99      $    13.63      $    12.61      $     9.81      $    10.00
                                                    ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ................         (0.03)          (0.00)           0.05           (0.01)          (0.01)
   Net realized and unrealized gains (losses)
           on investments and foreign currencies         (5.48)           5.19            1.04            2.91           (0.14)
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         (5.51)           5.19            1.09            2.90           (0.15)
                                                    ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ........         (0.05)          (0.04)          (0.07)          (0.10)          (0.04)
   Distributions from net realized gains .......         (1.87)          (0.79)             --              --              --
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ............................         (1.92)          (0.83)          (0.07)          (0.10)          (0.04)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of period ...............    $    10.56      $    17.99      $    13.63      $    12.61      $     9.81
                                                    ==========      ==========      ==========      ==========      ==========

Total return ...................................       (33.29%)         39.35%           8.67%          29.67%          (1.56%)(c)
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of period (000's) ............    $   59,664      $   85,849      $   54,019      $   42,543      $   29,290
                                                    ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.41%           1.56%           1.51%           1.56%           1.60%(d)

Ratio of net investment income (loss) to
   average net assets ..........................        (0.24%)         (0.01%)          0.38%          (0.05%)         (0.15%)(d)

Portfolio turnover rate ........................           48%             52%             39%             47%             70%(d)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements - The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders - Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions - The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Securities traded on a "to-be-announced" basis - The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Adoption of new accounting principle - In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1,2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2001:

----------------------------------------------------------------------------------------------------------------
                                                  Jamestown        Jamestown        Jamestown        Jamestown
                                                   Balanced          Equity         Tax Exempt     International
                                                     Fund             Fund        Virginia Fund     Equity Fund
----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ...............    $ 24,061,303     $ 16,905,525     $  1,209,695     $  6,653,108
Gross unrealized depreciation ...............      (2,427,914)      (2,245,118)         (37,412)     (13,409,205)
                                                 ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation) ..    $ 21,633,389     $ 14,660,407     $  1,172,283     $ (6,756,097)
                                                 ============     ============     ============     ============
Federal income tax cost .....................    $ 87,905,948     $ 47,038,666     $ 28,667,251     $ 62,398,612
                                                 ============     ============     ============     ============
----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $366,857, of which $151,518 expire on March 31, 2008 and $215,339 expire March 31, 2009. In addition, the Fund had net realized capital losses of $2,568 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2001, The Jamestown Equity Fund and Jamestown International Equity Fund reclassified undistributed net investment losses of $3,782 and $459,103, respectively, against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2001:

-----------------------------------------------------------------------------------------------------
                                          Jamestown        Jamestown       Jamestown      Jamestown
                                           Balanced         Equity        Tax Exempt    International
                                             Fund            Fund       Virginia Fund    Equity Fund
-----------------------------------------------------------------------------------------------------
Purchases of investment securities ..    $ 78,353,648    $ 57,468,101    $ 12,887,700    $ 36,221,203
                                         ============    ============    ============    ============
Proceeds from sales and maturities
   of investment securities .........    $ 77,526,086    $ 59,920,285    $ 13,365,242    $ 34,488,837
                                         ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus) effective November 13, 2000, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the exclusive underwriter of each Fund's shares and an affiliate of Ultimus.

Prior to November 13, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of theses services, IFS received a monthly fee from The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .18% on its respective average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS received a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS received a monthly fee at an annual rate of .23% on its average daily net assets up to $25 million; .205% on the next $25 million of such net assets; and .18% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2001.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2001, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------------------
                                                                                     Net Unrealized
    Settlement                To Receive            Initial           Market          Appreciation
       Date                   (To Deliver)           Value             Value         (Depreciation)
---------------------------------------------------------------------------------------------------
Contracts To Sell
   04/02/01 ........          (13,904)  EUR      $      12,356     $      12,291     $          65
   04/03/01 ........         (605,850)  EUR            533,027           535,568            (2,541)
   04/04/01 ........           (9,550)  EUR              8,397             8,442               (45)
   04/02/01 ........         (816,290)  HKD            104,652           104,661                (9)
   05/31/01 ........     (272,089,343)  JPY          2,346,265         2,189,801           156,464
   05/31/01 ........     (151,349,750)  JPY          1,303,481         1,218,077            85,404
   05/31/01 ........      (30,670,901)  JPY            260,696           246,842            13,854
   05/31/01 ........     (153,771,618)  JPY          1,303,481         1,237,569            65,912
                                                 -------------     -------------     -------------
Total sell contracts                                 5,872,355         5,553,251           319,104
                                                 -------------     -------------     -------------
Contracts To Buy
   04/02/01 ........           32,044   EUR            (28,477)          (28,327)             (150)
   04/03/01 ........           26,574   EUR            (23,380)          (23,491)              111
   04/04/01 ........           27,851   EUR            (24,490)          (24,620)              130
                                                 -------------     -------------     -------------
Total buy contracts                                    (76,347)          (76,438)               91
                                                 -------------     -------------     -------------

Net contracts ......                             $   5,796,008     $   5,476,813     $     319,195
                                                 =============     =============     =============
---------------------------------------------------------------------------------------------------

EUR - Euro Dollar   HKD - Hong Kong Dollar   JPY - Japanese Yen

7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2001 is as follows:

------------------------------------------------------------------------------------------------------
                                                     The Jamestown                The Jamestown
                                                     Balanced Fund                 Equity Fund
                                               -------------------------------------------------------
                                                 Option         Option         Option         Option
                                               Contracts       Premiums      Contracts       Premiums
------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..            --     $       --             --     $       --
Options written ...........................         1,320        889,051          4,886        619,710
Options expired ...........................          (940)      (570,452)        (4,630)      (396,486)
                                               ----------     ----------     ----------     ----------
Options outstanding at end of year ........           380     $  318,599            256     $  223,224
                                               ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (Unaudited)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2001. On April 13, 2000, The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $1.2843 per share and a short-term capital gain distribution of $0.0686 per share. On October 31, 2000, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1135 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.4659 per share and The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.4578 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. Additionally, on March 30, 2001, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1209 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.1080 and the Jamestown International Fund declared and paid a long-term capital gain distribution of $0.0588 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2001, as "exempt-interest dividends".

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 61.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 2.2%
      35,000    Kimberly-Clark Corporation ...............       $    2,374,050
                                                                 --------------

                CAPITAL GOODS - 6.1%
      68,000    General Electric Company .................            2,846,480
      28,000    Solectron Corporation (a) ................              532,280
      75,000    Tyco International, Ltd. .................            3,242,250
                                                                 --------------
                                                                      6,621,010
                                                                 --------------
                COMMUNICATION SERVICES - 2.9%
      55,000    BellSouth Corporation ....................            2,250,600
      35,000    Vodafone Group PLC ADR ...................              950,250
                                                                 --------------
                                                                      3,200,850
                                                                 --------------
                CONSUMER CYCLICALS - 5.7%
      18,000    Danaher Corporation ......................              982,080
      37,000    Home Depot, Inc. .........................            1,594,700
      56,000    Interpublic Group of Companies, Inc. .....            1,923,600
      48,000    Target Corporation .......................            1,731,840
                                                                 --------------
                                                                      6,232,220
                                                                 --------------
                CONSUMER STAPLES - 7.0%
      50,000    Anheuser-Busch Companies, Inc. ...........            2,296,500
      58,300    Avon Products, Inc. ......................            2,331,417
      54,000    SYSCO Corporation ........................            1,431,540
      58,000    Walt Disney Company ......................            1,658,800
                                                                 --------------
                                                                      7,718,257
                                                                 --------------
                ENERGY - 3.7%
      18,000    Exxon Mobil Corporation ..................            1,458,000
      37,000    Halliburton Company ......................            1,359,750
      19,000    Texaco, Inc. .............................            1,261,600
                                                                 --------------
                                                                      4,079,350
                                                                 --------------
                FINANCIAL SERVICES - 9.7%
      15,000    American Express Company .................              619,500
      26,000    American International Group .............            2,093,000
      13,000    Bank of America Corporation ..............              711,750
      27,000    Capital One Financial Corporation ........            1,498,500
      40,000    Citigroup, Inc. ..........................            1,799,200
      24,000    Fannie Mae ...............................            1,910,400
      13,000    Freddie Mac ..............................              842,790
      23,000    Wells Fargo & Company ....................            1,137,810
                                                                 --------------
                                                                     10,612,950
                                                                 --------------
                HEALTHCARE - 9.3 %
      42,000    Bristol-Myers Squibb Company .............            2,494,800
      23,000    Johnson & Johnson ........................            2,011,810
      30,000    Merck & Company ..........................            2,277,000
      42,075    Pfizer, Inc. .............................            1,722,971
      45,000    Schering-Plough Corporation ..............            1,643,850
                                                                 --------------
                                                                     10,150,431
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 61.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 10.4%
      22,000    Agilent Technologies, Inc. (a) ...........       $      676,060
      75,000    Cisco Systems, Inc. (a) (b) ..............            1,185,938
      25,000    Computer Sciences Corporation (a) ........              808,750
      22,000    Dell Computer Corporation (a) ............              565,125
      42,000    EMC Corporation (a) (b) ..................            1,234,800
      20,000    Hewlett-Packard Company (b) ..............              625,400
      56,000    Intel Corporation ........................            1,473,500
      32,000    Microsoft Corporation (a) ................            1,750,000
      60,000    Oracle Corporation (a) ...................              898,800
      38,000    Tellabs, Inc. (a) ........................            1,546,125
      20,000    Texas Instruments, Inc. ..................              619,600
                                                                 --------------
                                                                     11,384,098
                                                                 --------------
                UTILITIES - 4.5%
      14,000    AES Corporation (a) ......................              699,440
      28,290    El Paso Energy Corporation ...............            1,847,337
      55,000    Williams Companies, Inc. .................            2,356,750
                                                                 --------------
                                                                      4,903,527
                                                                 --------------

                TOTAL COMMON STOCK (Cost $46,638,783)            $   67,276,743
                                                                 --------------

================================================================================
   PAR
  VALUE         U.S. TREASURY OBLIGATIONS - 6.7%                       VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES - 6.1%
$  1,500,000    6.50%, due 03/31/2002 ....................       $    1,533,510
     400,000    6.375%, due 08/15/2002 ...................              411,624
   1,500,000    5.75%, due 08/15/2003 ....................            1,548,510
   1,000,000    6.75%, due 05/15/2005 ....................            1,080,780
   1,865,000    7.00%, due 07/15/2006 ....................            2,066,644
                                                                 --------------
                                                                      6,641,068
                                                                 --------------
                U.S. TREASURY INFLATION-PROTECTION NOTES - 0.6%
     426,309    3.625%, due 07/15/2002 ...................              434,567
     226,517    3.375%, due 01/15/2007 ...................              228,922
                                                                 --------------
                                                                        663,489
                                                                 --------------

                TOTAL TREASURY NOTES (Cost $7,017,211)           $    7,304,557
                                                                 --------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.8%              VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN BANK - 1.8%
$  1,000,000    6.00%, due 11/15/2001 ....................       $    1,008,910
   1,000,000    5.375%, due 01/05/2004 ...................            1,013,750
                                                                 --------------
                                                                      2,022,660

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
   1,500,000    6.625%, due 09/15/2009 ...................            1,593,750
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.5%
   2,500,000    7.00%, due 07/15/2005 ....................            2,672,650
   1,400,000    6.00%, due 12/15/2005 ....................            1,445,066
   1,250,000    7.25%, due 01/15/2010 ....................            1,381,637
     500,000    6.25%, due 05/15/2029 ....................              497,345
                                                                 --------------
                                                                      5,996,698
                                                                 --------------

                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $9,129,466) ........................       $    9,613,108
                                                                 --------------

================================================================================
   PAR
  VALUE         MORTGAGE-BACKED SECURITIES - 2.6%                      VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    475,000    Pool #1471, 7.00%, due 03/15/2008 ........       $      490,732
     175,000    Pool #1655, 6.50%, due 10/15/2008 ........              180,194
     997,982    Pool #E00616, 6.00%, due 01/01/2014 ......              997,483
                                                                 --------------
                                                                      1,668,409
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.1%
     425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..              434,295
     791,653    Pool #380512, 6.15%, due 08/01/2008 ......              797,590
                                                                 --------------
                                                                      1,231,885
                                                                 --------------

                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $2,856,409) ........................       $    2,900,294
                                                                 --------------

================================================================================
   PAR
  VALUE         ASSET-BACKED SECURITIES - 1.2%                         VALUE
--------------------------------------------------------------------------------
                STUDENT LOAN MARKETING ASSOCIATION - 0.6%
$    257,343    Series #97-3-A1, 4.905%, adjustable rate,
                  due 04/25/2006 .........................       $      255,413
     435,846    Series #98-1-A1, 5.015%, adjustable rate,
                  due 01/25/2007 .........................              434,922
                                                                 --------------
                                                                        690,335
                                                                 --------------
                OTHER ASSET-BACKED SECURITIES - 0.6%
     173,958    Fleetwood Credit Corporation Grantor Trust #95-A-A,
                  8.45%, due 11/15/2010 ..................              179,013
     500,000    MBNA Master Credit Card Trust #98-J-A,
                  5.25%, due 02/15/2006 ..................              503,905
                                                                 --------------
                                                                        682,918
                                                                 --------------

                TOTAL ASSET-BACKED SECURITIES
                (Cost $1,342,339) ........................       $    1,373,253
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7%                                VALUE
--------------------------------------------------------------------------------
                American Home Products Corporation,
$    500,000      7.90%, due 02/15/2005 ..................       $      535,020
                Associates Corporation, N.A.,
     375,000      5.75%, due 11/01/2003 ..................              379,620
                Beneficial Corporation Medium Term Notes,
     230,000      6.35%, due 12/03/2001 ..................              232,259
                Boeing Capital Corporation,
     300,000      7.10%, due 09/27/2005 ..................              319,809
                Burlington Resources, Inc.,
     450,000      6.68%, due 02/15/2011 ..................              459,855
                Citigroup, Inc.,
     700,000      7.45%, due 06/06/2002 ..................              720,139
                Coca-Cola Enterprises,
     385,000      5.75%, due 11/01/2008 ..................              379,194
                Conoco, Inc.,
     750,000      5.90%, due 04/15/2004 ..................              758,880
                Deutsche Telekom,
     500,000      8.00%, due 06/15/2010 ..................              507,925
                Donaldson Lufkin Jenrette, Inc.,
     500,000      6.875%, due 11/1/2005 ..................              518,430
                Dover Corporation,
     345,000      6.50%, due 02/15/2011 ..................              349,140
                Duke Realty L.P. Medium Term Notes,
     390,000      6.75%, due 05/30/2008 ..................              389,505
                Enron Corporation,
     750,000      6.45%, due 11/15/2001 ..................              754,327
                ERP Operating L.P.,
     875,000      6.65%, due 11/15/2003 ..................              894,022
                Ford Motor Credit Company,
     250,000      8.00%, due 06/15/2002 ..................              257,512
                FPL Group Capital, Inc.,
     500,000      7.375%, due 06/01/2009 .................              524,625
                General Electric Capital Corporation,
     420,000      6.52%, due 10/08/2002 ..................              430,403
                Goldman Sachs Group,
     950,000      6.65%, due 05/15/2009 ..................              947,967
                GTE Northwest, Inc.,
     750,000      6.30%, due 06/01/2010 ..................              740,700
                Hewlett-Packard Company,
     140,000      7.15%, due 06/15/2005 ..................              147,360
                International Paper Company,
     735,000      8.68%, due 09/14/2001 ..................              746,459
                J.P. Morgan Chase & Company,
     450,000      6.75%, due 02/01/2011 ..................              459,230
                KeyCorp Medium Term Notes,
     675,000      6.75%, due 05/29/2001 ..................              676,721
                Manitoba (Province of) Medium Term Notes,
     205,000      5.50%, due 10/01/2008 ..................              201,296
                May Department Stores,
     510,000      5.95%, due 11/01/2008 ..................              495,083
                Merrill Lynch & Company Medium Term Notes,
     265,000      7.26%, due 03/25/2002 ..................              265,132

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                National City Corporation,
$    575,000      7.20%, due 05/15/2005 ..................       $      601,473
                Nortel Networks Ltd.,
     500,000      6.125%, due 02/15/2006 .................              482,755
                Norwest Financial, Inc.,
     615,000      5.375%, 09/30/2003 .....................              616,876
                Prologis Trust,
     225,000      7.00%, due 10/01/2003 ..................              230,191
                SBC Communciations, Inc. Medium Term Notes,
     400,000      6.875%, due 08/15/2006 .................              417,896
                SBC Communciations, Inc.,
     435,000      6.625%, due 11/01/2009 .................              443,974
                Sears Roebuck Acceptance Corporation,
     465,000      6.99%, due 09/30/2002 ..................              473,286
                Sherwin-Williams Company,
     500,000      6.85%, due 02/01/2007 ..................              499,155
                Union Camp Corporation,
     630,000      6.50%, due 11/15/2007 ..................              620,607
                Worldcom, Inc.,
     772,000      6.125%, due 08/15/2001 .................              772,610
                                                                 --------------

                TOTAL CORPORATE BONDS (Cost $18,075,021) .       $   18,249,436
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 2.7%                                    VALUE
--------------------------------------------------------------------------------
   2,900,746    Firstar Stellar Treasury Fund (Cost $2,900,746)  $    2,900,746
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 100.2%
                (Cost $87,959,975) .......................       $  109,618,137

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)         (285,159)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $  109,332,978
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
       100    Cisco Systems, Inc.,
                04/21/2001, at $45.................     $      --    $   40,949
        80    EMC Corporation,
                01/19/2002, at $80 ................         2,800       140,755
       200    Hewlett-Packard Company,
                  01/19/2002, at $37.5 ..............      76,000       136,895
                                                        ---------    ----------
                                                        $  78,800    $  318,599
                                                        =========    ==========

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                      MARKET
  SHARES        COMMON STOCKS - 94.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 3.3%
      30,000    Kimberly-Clark Corporation ...............       $    2,034,900
                                                                 --------------

                CAPITAL GOODS - 9.3%
      61,000    General Electric Company .................            2,553,460
      17,000    Solectron Corporation (a) ................              323,170
      65,000    Tyco International Ltd. ..................            2,809,950
                                                                 --------------
                                                                      5,686,580
                                                                 --------------
                COMMUNICATION SERVICES - 4.6%
      48,000    BellSouth Corporation ....................            1,964,160
      30,000    Vodafone Group PLC ADR ...................              814,500
                                                                 --------------
                                                                      2,778,660
                                                                 --------------
                CONSUMER CYCLICALS - 9.0%
      18,000    Danaher Corporation ......................              982,080
      33,000    Home Depot, Inc. .........................            1,422,300
      50,000    Interpublic Group of Companies, Inc. .....            1,717,500
      38,000    Target Corporation .......................            1,371,040
                                                                 --------------
                                                                      5,492,920
                                                                 --------------
                CONSUMER STAPLES - 10.7%
      43,000    Anheuser-Busch Companies, Inc. ...........            1,974,990
      50,400    Avon Products, Inc. ......................            2,015,496
      40,000    SYSCO Corporation ........................            1,060,400
      50,000    Walt Disney Company ......................            1,430,000
                                                                 --------------
                                                                      6,480,886
                                                                 --------------
                ENERGY - 6.0%
      16,000    Exxon Mobil Corporation ..................            1,296,000
      33,000    Halliburton Company ......................            1,212,750
      17,000    Texaco, Inc. .............................            1,128,800
                                                                 --------------
                                                                      3,637,550
                                                                 --------------
                FINANCIAL - 14.1%
      14,000    American Express Company .................              578,200
      18,000    American International Group, Inc. .......            1,449,000
      24,000    Capital One Financial Corporation ........            1,332,000
      43,000    Citigroup, Inc. ..........................            1,934,140
      17,000    Fannie Mae ...............................            1,353,200
      15,000    Freddie Mac ..............................              972,450
      20,000    Wells Fargo & Company ....................              989,400
                                                                 --------------
                                                                      8,608,390
                                                                 --------------
                HEALTHCARE - 14.4%
      36,000    Bristol-Myers Squibb Company .............            2,138,400
      20,000    Johnson & Johnson ........................            1,749,400
      26,000    Merck & Co., Inc. ........................            1,973,400
      37,000    Pfizer, Inc. .............................            1,515,150
      38,000    Schering-Plough Corporation ..............            1,388,140
                                                                 --------------
                                                                      8,764,490
                                                                 --------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      MARKET
  SHARES        COMMON STOCKS - 94.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 15.9%
      19,000    Agilent Technologies, Inc. (a) ...........       $      583,870
      60,000    Cisco Systems, Inc. (a) (b) ..............              948,750
      19,000    Computer Sciences Corporation (a) ........              614,650
      20,000    Dell Computer Corporation (a) ............              513,750
      37,000    EMC Corporation (a) (b) ..................            1,087,800
      13,600    Hewlett-Packard Company (b) ..............              425,272
      45,000    Intel Corporation ........................            1,184,063
      28,000    Microsoft Corporation (a) ................            1,531,250
      50,000    Oracle Corporation (a) ...................              749,000
      34,000    Tellabs, Inc. (a) ........................            1,383,375
      21,000    Texas Instruments, Inc. ..................              650,580
                                                                 --------------
                                                                      9,672,360
                                                                 --------------
                UTILITIES - 7.2%
      13,000    AES Corporation (a) ......................              649,480
      24,600    El Paso Energy Corporation ...............            1,606,380
      50,000    Williams Companies, Inc. .................            2,142,500
                                                                 --------------
                                                                      4,398,360
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $42,863,198) ...       $   57,555,096
                                                                 --------------

================================================================================
  SHARES        MONEY MARKETS - 6.9%                                   VALUE
--------------------------------------------------------------------------------
   4,202,517    Firstar Treasury Money Market Fund
                (Cost $4,202,517) ........................       $    4,202,517
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 101.4%
                (Cost $47,065,715) .......................       $   61,757,613

                LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4%)         (843,237)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   60,914,376
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF OPEN OPTIONS CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
        60    Cisco Systems, Inc.,
                04/21/2001, at $45                      $      --    $   24,569
        60    EMC Corporation,
                01/19/2002, at $80                          2,100       105,566
       136    Hewlett-Packard Company,
                01/19/2002, at $37.5                       56,440        93,089
                                                        ---------    ----------
                                                        $  58,540    $  223,224
                                                        =========    ==========

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6%                          VALUE
--------------------------------------------------------------------------------
                Chesapeake Bay Bridge and Tunnel,
$  1,000,000      5.70%, due 07/01/2008 ..................       $    1,082,300
                Chesterfield Co., Virginia, GO,
     350,000      6.25%, due 07/15/2005, partially
                  prerefunded 07/15/2001 .................              359,926
                Chesterfield Co., Virginia, Water and Sewer,
                 Revenue,
   1,000,000      0.00%, due 11/01/2004 ..................              875,260
                Fairfax Co., Virginia, GO,
     500,000      5.20%, due 10/01/2001 ..................              502,110
     210,000      5.60%, due 05/01/2003 ..................              211,953
                Fairfax Co., Virginia, Park Authority, Revenue,
     300,000      6.25%, due 07/15/2005 ..................              318,870
                Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000      5.50%, due 06/15/2008 ..................              595,100
                Hampton, Virginia, GO,
   1,000,000      5.50%, due 02/01/2012 ..................            1,105,010
                Hanover Co., Virginia, GO,
   1,000,000      5.125%, due 07/15/2013 .................            1,052,610
                Hanover Co., Virginia, Industrial Dev.
                 Authority Medical Facilities, Revenue,
     225,000      6.25%, due 10/01/2011 ..................              232,653
                Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 08/15/2009 ..................            1,158,630
                Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000      5.50%, due 11/01/2008 ..................            1,093,860
                Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000      5.00%, due 07/01/2013 ..................              724,591
                Norfolk, Virginia, GO,
     500,000      5.25%, due 06/01/2008, prerefunded 06/01/2005         522,660
     300,000      5.75%, due 06/01/2011 ..................              320,832
                Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 11/01/2013, prerefunded 11/01/2006       1,080,130
                Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     900,000      5.00%, due 08/15/2005 ..................              874,152
                Portsmouth, Virginia, GO,
     800,000      5.00%, due 08/01/2017 ..................              808,096
                Prince William Co., Virginia, Park Authority,
                 Revenue,
     250,000      6.10%, due 10/15/2004 ..................              270,690
                Richmond, Virginia, GO,
   1,000,000      5.45%, due 01/15/2008 ..................            1,084,810
                Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000      6.05%, due 07/15/2005 ..................              524,570
                Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
   1,250,000      3.90%, due 04/01/2029, weekly floating rate         1,250,000
                Riverside, Virginia, Regional Jail
                 Authority, Revenue,
     545,000      5.625%, due 07/01/2007, prerefunded 07/01/2005        596,584
     455,000      5.625%, due 07/01/2007 .................              493,361
                Roanoke, Virginia, GO,
   1,000,000      5.00%, due 08/01/2009, prerefunded 08/01/2008       1,059,720
                Suffolk, Virginia, GO,
   1,000,000      5.00%, due 12/01/2015, prerefunded 12/01/2009       1,021,810
     350,000      5.80%, due 06/01/2011 ..................              382,501

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                University of Richmond, Revenue,
$  1,000,000      5.25%, due 06/01/2012 ..................       $    1,066,880
                Upper Occoquan, Virginia, Sewer Authority,
                 Revenue,
     700,000      5.00%, due 07/01/2015 ..................              711,438
                Virginia Beach, Virginia, GO,
     325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004         358,699
   1,000,000      5.25%, due 08/01/2010 ..................            1,077,620
                Virginia Commonwealth Transportation Board,
                 Revenue,
   1,000,000      5.50%, due 05/15/2024 ..................            1,042,410
                Virginia Residential Authority, Revenue,
     500,000      5.50%, due 05/01/2017, prerefunded 05/01/2010         528,110
                Virginia State, GO,
   1,000,000      5.375%, due 06/01/2003 .................            1,042,840
                Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
   1,000,000      6.05%, due 07/01/2013 ..................            1,061,280
                Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000      6.60%, due 11/01/2012 ..................              158,691
     150,000      6.30%, due 11/01/2015 ..................              156,836
                Virginia State Public Building Authority,
                 Revenue,
     900,000      6.00%, due 08/01/2003 ..................              917,037
                Virginia State Public School Authority, Revenue,
   1,000,000      5.25%, due 08/01/2009 ..................            1,080,450
                Virginia State Transportation Board, Revenue,
     350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004         381,272
                York Co., Virginia, Certificate of
                 Participation, Revenue,
     250,000      6.625%, due 03/01/2012 .................              256,585
                                                                 --------------

                TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $28,270,654) .       $   29,442,937
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 1.3%                                    VALUE
--------------------------------------------------------------------------------
     396,597    Firstar Tax-Free Fund (Cost $396,597) ....       $      396,597
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 98.9%
                (Cost $28,667,251) .......................       $   29,839,534

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1 1%            342,822
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   30,182,356
                                                                 ==============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 93.3%                                  VALUE
--------------------------------------------------------------------------------
                BRAZIL - 0.3%
      22,388    Embratel Participacoes SA ................       $      208,208
                                                                 --------------

                CANADA - 0.7%
      30,095    Nortel Networks Corporation ..............              425,063
                                                                 --------------

                FRANCE - 15.0%
      22,700    Alstom ...................................              625,081
      27,428    Aventis SA ...............................            2,131,254
      11,520    Carrefour SA .............................              629,351
      21,199    European Aeronautic Defence and Space Company           393,726
      16,987    Rhodia SA ................................              210,682
      11,280    Sanofi - Synthelabo SA ...................              630,200
       7,460    Suez Lyonnaise des Eaux ..................            1,101,305
      10,070    Total Fina Elf ...........................            1,366,439
      16,333    Valeo SA .................................              740,688
      19,003    Vivendi SA ...............................            1,156,587
                                                                 --------------
                                                                      8,985,313
                                                                 --------------
                GERMANY - 6.6%
       3,373    Allianz AG-REG ...........................              985,462
      14,542    DaimlerChrysler AG-REG ...................              644,042
      10,501    Dresdner Bank AG .........................              475,284
      18,019    E.On AG ..................................              860,155
       3,242    Muenchener Reuckver AG ...................              971,550
                                                                 --------------
                                                                      3,936,493
                                                                 --------------
                HONG KONG - 5.7%
     205,500    China Mobile (Hong Kong) Ltd. ............              903,754
     662,000    China Unicom .............................              712,987
      54,100    Hutchison Whampoa Ltd. ...................              565,326
      90,000    MTR Corporation ..........................              145,975
     110,000    Sun Hung Kai Properties ..................            1,050,735
                                                                 --------------
                                                                      3,378,777
                                                                 --------------
                ITALY - 5.8%
     274,046    Banca Nazionale del Lavoro (BNL) (a) .....              860,011
     204,308    ENI SpA ..................................            1,336,501
      75,113    Mediaset SpA .............................              695,207
      84,978    Telecom Italia SpA .......................              573,921
                                                                 --------------
                                                                      3,465,640
                                                                 --------------
                JAPAN - 17.8%
      59,000    Bridgestone Corporation ..................              598,851
      30,000    Fujitsu Ltd. .............................              399,777
      26,000    Kao Corporation ..........................              655,602
       5,700    Matsushita Communication Industrial Company Ltd.        368,417
         177    Mizuho Holdings, Inc. ....................              995,731
       8,000    Murata Manufacturing Company Ltd. ........              664,539
     183,000    Nissan Motor Company Ltd. ................            1,153,607
      35,000    Nomura Securities Company Ltd. ...........              628,391
          64    NTT DoCoMo, Inc. .........................            1,113,310
       5,400    Rohm Company .............................              904,883

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                JAPAN - 17.8% (CONTINUED)
      73,000    Sharp Corporation ........................       $      929,684
       2,920    Shohkoh Fund & Company Ltd. ..............              344,845
      18,000    Takeda Chemical Industries ...............              868,975
       4,500    Takefuji Corporation .....................              341,845
      19,000    Yamanouchi Pharmaceutical Company Ltd. ...              654,963
                                                                 --------------
                                                                     10,623,420
                                                                 --------------
                KOREA - 2.2%
      17,550    Korea Telecom Corporation - SP ADR .......              407,511
      14,569    Pohang Iron & Steel Company Ltd. .........              261,514
       3,735    Samsung Electronics - GDR ................              291,851
      22,007    SK Telecom Company Ltd - ADR .............              334,066
                                                                 --------------
                                                                      1,294,942
                                                                 --------------
                MEXICO - 0.6%
      11,734    Telefonos de Mexico SA - ADR .............              370,090
                                                                 --------------

                NETHERLANDS - 14.5%
       7,900    Gucci Group NV - ADR .....................              660,838
      12,951    ING Groep NV .............................              847,203
      47,949    Koninklijke Ahold NV .....................            1,491,172
     115,163    Koninklijke KPN NV .......................            1,125,953
       5,615    KPNQwest NV ..............................               58,174
      15,698    Royal Dutch Petroleum Company ............              874,114
      26,469    Unilever NV - CVA ........................            1,406,256
      35,876    VNU NV ...................................            1,327,247
      33,273    Wolters Kluwer - CVA .....................              837,986
                                                                 --------------
                                                                      8,628,943
                                                                 --------------
                SINGAPORE - 1.3%
      85,000    DBS Group Holdings Ltd. ..................              767,377
                                                                 --------------

                SPAIN - 1.6%
      60,290    Telefonica SA ............................              969,994
                                                                 --------------

                SWEDEN - 0.9%
      95,770    Telefonaktiebolaget LM Ericsson AB .......              524,348
                                                                 --------------

                SWITZERLAND - 2.1%
         788    Novartis AG ..............................            1,236,786
                                                                 --------------

                TURKEY - 0.1%
      17,962    Turkcell Iletisim Hizmetleri AS - ADR ....               56,221
                                                                 --------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                UNITED KINGDOM - 18.1%
      23,147    Astrazeneca PLC ..........................       $    1,099,788
     276,999    Bai Systems PLC ..........................            1,230,655
      73,586    Cable & Wireless PLC .....................              495,886
      40,738    Colt Telecom Group PLC ...................              421,058
     116,346    Diageo PLC ...............................            1,171,096
      48,252    GlaxoSmithKline PLC ......................            1,260,180
      95,662    HSBC Holdings PLC ........................            1,144,463
      46,348    Railtrack Group PLC ......................              450,378
     181,920    Reed International PLC ...................            1,692,770
     654,301    Vodafone Group PLC .......................            1,804,626
                                                                 --------------
                                                                     10,770,900
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $62,398,612) ...       $   55,642,515

                OTHER ASSETS IN EXCESS OF LIABILITIES - 6.7%          4,021,745
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   59,664,260
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. When brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                          WILLIAMSBURG INVESTMENT TRUST

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------


          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registration Statement on Form N-1A

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)    Investment  Advisory  Agreement for The  Jamestown  Equity
                      Fund--Incorporated  herein by  reference  to  Registrant's
                      Post-Effective Amendment No. 29 filed on August 1, 1997

                (ii) Investment Advisory Agreement for The Jamestown Balanced Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

                (iii) Investment    Advisory   Agreement   for   The   Jamestown
                      International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

                (iv) Sub-Advisory Agreement for The Jamestown International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

                (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

                (vi) Form of Investment Advisory Agreement for The Jamestown Fixed Income Fund--Filed herewith

                (vii) (a) Investment  Advisory Agreements for the FBP Contrarian
                      Balanced Fund and the FBP Contrarian Equity Fund--Incorporated herein by reference to Registration Statement filed on Form N-1A

                      (b) Amendments to Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

                (viii)Investment  Advisory  Agreements for The Government Street
                      Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund--Incorporated herein by reference to Registration Statement filed on Form N-1A

                (ix) Investment Advisory Agreement for The Davenport Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on July 31, 1998

          (e)   (i)   Distribution  Agreements  with Ultimus Fund  Distributors,
                      LLC--Filed herewith

                (ii) Sub-Distribution Agreements with Distributors, LLC and First Fund Distributors, Inc.--Filed herewith


          (f)  Inapplicable


          (g)   (i)   Custody  Agreement  with The  Northern  Trust  Company  --
                      Incorporated   herein   by   reference   to   Registrant's
                      Post-Effective Amendment No. 26 filed on August 1, 1996

                (ii)  Custody  Agreement  with Firstar Bank,  N.A.--Incorporated
                      herein  by   reference  to   Registrant's   Post-Effective
                      Amendment No. 26 filed on August 1, 1996

          (h) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC--Filed herewith

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registration
               Statement on Form N-1A

          (j)  Consent of Independent Public Accountants--Filed herewith


          (k)  Inapplicable

          (l)  Inapplicable

          (m)  Inapplicable

          (n)  Inapplicable

          (o)  Inapplicable


          (p)   (i)   Code of Ethics of The Jamestown Funds--Incorporated herein by reference to Registrant's  Post-Effective Amendment No.
                      34 filed on August 1, 2000

                (ii)  Code  of  Ethics  of  Lowe,   Brockenbrough   &   Company,
                      Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

                (iii) Code  of  Ethics  of   Oechsle   International   Advisors,
                      LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

                (iv)  Code  of   Ethics   of  the   Flippin,   Bruce  &   Porter
                      Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

                (v)   Code   of   Ethics   of    Flippin,    Bruce   &   Porter,
                      Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

                (vi)  Code    of    Ethics    of    The    Government     Street
                      Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

                (vii) Code of Ethics of T.  Leavell  &  Associates,  Inc.--Filed
                      herewith

                (viii)Code of Ethics of The Davenport Equity  Fund--Incorporated
                      herein  by   reference  to   Registrant's   Post-Effective
                      Amendment No. 34 filed on August 1, 2000

                (ix)  Code of Ethics of  Davenport  & Company  LLC--Incorporated
                      herein  by   reference  to   Registrant's   Post-Effective
                      Amendment No. 34 filed on August 1, 2000

                (x) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith


Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------

          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The   Registrant's   Investment   Advisory   Agreements   provide  for
          indemnification of each of the Advisors as follows:

               8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by
               (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

          The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.


Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to five series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, The Jamestown International Equity Fund and The Jamestown Fixed Income Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)    Austin Brockenbrough III--Managing Director of LB&C
                 o Trustee of Registrant and Vice President of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund


          (ii)   Henry C. Spalding, Jr.--Managing Director of LB&C
                 o President of The Jamestown Balanced Fund and The Jamestown Equity Fund

          (iii)  William F. Shumadine, Jr.--Managing Director of LB&C

          (iv)   Lawrence B. Whitlock, Jr.--Managing Director of LB&C

          (v) Ernest H. Stephenson, Jr.--Vice President and Portfolio Manager of LB&C

          (vi) Charles M. Caravati III--Vice President and Portfolio Manager of LB&C
                 o President of The Jamestown International Equity Fund and Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund


          (vii)  William R.  Claiborne--Vice  President and Portfolio Manager of
                 LB&C

          (viii) Beth Ann Walk--Vice President and Portfolio Manager of LB&C

                 Oechsle International Advisors, L.P. ("Oechsle International") is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following are the partners of Oechsle International, which is located at One International Place, Boston, Massachusetts 02110.

          (i) Oechsle Group, L.P. (the Managing General Partner of which is Walter Oechsle), a general partner of Oechsle International

          (ii) Dresdner Asset Management (U.S.A.) Corporation (a subsidiary of Dresdner Bank A.G.), a limited partner of Oechsle International

          (iii)  OIA Limited Partnership Interest Trust (the trustee of which is
                 Oechsle   Group,   L.P.),   a  limited   partner   of   Oechsle
                 International


          Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:


          (i)    John T. Bruce--a principal of FBP
                 o Chairman of the Board of Trustees of Registrant and Vice President of FBP Contrarian Balanced Fund and Contrarian Equity Fund

          (ii)   John M. Flippin--a principal of FBP
                 o    President  of  FBP   Contrarian   Balanced  Fund  and  FBP
                      Contrarian Equity Fund

          (iii)  Robert Gregory Porter III--a principal of FBP
                 o Vice President of FBP Contrarian Balanced Fund and FBP Contrarian Equity Fund

          T. Leavell & Associates, Inc. ("TLA"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to three series of Registrant: The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of TLA and the business and other connections of a material nature engaged in at any time during the past two years:


          (i)    Thomas W. Leavell--President and a principal of TLA

          (ii)   Dorothy G. Gambill--Secretary/Treasurer and a principal of TLA

          (iii)  Richard  Mitchell--Executive  Vice President and a principal of
                 TLA
                 o Trustee of Registrant and President of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund

          (iv)   Timothy S. Healy--Vice President and a principal of TLA
                 o    Vice President of The Alabama Tax Free Bond Fund

          (v)    Ann Damon Haas--Vice President of TLA


          Davenport & Company LLC  ("Davenport"),  One James  Center,  Richmond,
          Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Equity Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:


          (i) Coleman Wortham III--President, Chief Executive Officer and a Director of Davenport
                 o    Vice President of The Davenport Equity Fund

          (ii) J. Lee Keiger III--First Vice President and Chief Financial Officer of Davenport
                 o    Vice President of The Davenport Equity Fund

          (iii) John P. Ackerly IV--First Vice President and Portfolio Manager of Davenport
                 o    Vice President of The Davenport Equity Fund

          (iv) Joseph L. Antrim III--Executive Vice President and a Director of Davenport
                 o    President of The Davenport Equity Fund

          (v) Michael S. Beall--Executive Vice President and a Director of Davenport

          (vi)   Beverley B. Munford III--Vice Chairman of Davenport


          (vii)  David M. West--Director of Research and a Director of Davenport


          (viii) Lisa B. Kern--Vice President and Portfolio Manager of Davenport

          (ix)   Edward R. Lawton, Jr.--Senior Vice President of Davenport

          (x) James F. Lipscomb, Jr.--Executive Vice President and a Director of Davenport

          (xi) Mary Zayde Zeugner--Vice President and Portfolio Manager of Davenport


          (xii) E. Trigg Brown, Jr.--Senior Vice President and a Director of Davenport

          (xiii) Rodney C. Brown--First Vice President of Davenport

          (xiv) Paul B. Consentino--Vice President and Portfolio Manager of Davenport

          (xv)   H.  Moncure  Geho--Vice  President  and  Portfolio  Manager  of
                 Davenport

          (xvi)  Robert  B.  Giles--Senior  Vice  President  and a  Director  of
                 Davenport

          (xvii) Nancy P. Jenkins--First Vice President and Portfolio Manager of Davenport

          (xviii)C. Lunsford  Johnson--Vice  President and Portfolio  Manager of
                 Davenport

          (xix) I. Lee Chapman IV--Assistant Vice President and Portfolio Manager of Davenport


Item 27.  Principal Underwriters
          ----------------------


          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for The Shepherd Street Funds, Inc., another open-end investment company.

          (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

                                     Position with           Position with
               Name                  Distributor             Registrant
               -----------------     ---------------         -------------
               Robert G. Dorsey      President/Managing      Vice President
                                     Director

               John F. Splain        Secretary/Managing      Secretary
                                     Director

               Mark J. Seger         Treasurer/Managing      Treasurer
                                     Director


          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          -------------------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its principal executive office located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.


Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------

          Not Applicable

Item 30.  Undertakings
          ------------

          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of White Sulphur Springs and State of West Virginia on the 18th day of May, 2001.

                                        WILLIAMSBURG INVESTMENT TRUST

                                        By: /s/ John T. Bruce
                                            ---------------------------
                                            John T. Bruce
                                            Chairman

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                        Date

/s/  John T. Bruce                 Chairman of                  May 18, 2001
------------------------------     the Board and Trustee
John T. Bruce

/s/  Mark J. Seger                 Treasurer                    May 18, 2001
------------------------------
Mark J. Seger

Austin Brockenrough III*           Trustee               By: /s/  John F. Splain
                                                             -------------------
Charles M. Caravati, Jr.*          Trustee                   John F. Splain
                                                             Attorney-in-fact*
J. Finley Lee, Jr.*                Trustee                   May 18, 2001

Richard Mitchell*                  Trustee

Richard L. Morrill*                Trustee

Harris V. Morrissette*             Trustee

Erwin H. Will, Jr.*                Trustee

Samuel B. Witt III*                Trustee

                                INDEX TO EXHIBITS
                                -----------------

(a)  Agreement and Declaration of Trust*

(b)  Bylaws*

(c)  Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)  (i)    Investment Advisory Agreement for The Jamestown Equity Fund*

     (ii)   Investment Advisory Agreement for The Jamestown Balanced Fund*

     (iii) Investment Advisory Agreement for The Jamestown International Equity Fund*

     (iv)   Sub-Advisory Agreement for The Jamestown International Equity Fund*

     (v)    Investment  Advisory Agreement for The Jamestown Tax Exempt Virginia
            Fund*

     (vi) Form of Investment Advisory Agreement for The Jamestown Fixed Income Fund

     (vii)  (a)  Investment  Advisory Agreements for the FBP Contrarian Balanced
                 Fund and the FBP  Contrarian  Equity  Fund*

            (b) Amendments to Investment Advisory Agreements for the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund*

     (viii) Investment Advisory Agreements for The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund*

(e)  (i)    Distribution Agreements with Ultimus Fund Distributors, LLC
     (ii)   Sub-Distribution Agreements with Ultimus Fund Distributors,  LLC and
            First Fund Distributors, Inc.

(f)  Inapplicable

(g)  (i)    Custody Agreement with The Northern Trust Company*
     (ii)   Custody Agreement with Firstar Bank, N.A.*

(h)  Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC

(i)  Opinion and Consent of Counsel Relating to Issuance of Shares*

(j)  Consent of Independent Public Accountants

(k)  Inapplicable

(l)  Inapplicable

(m)  Inapplicable

(n)  Inapplicable

(o)  Inapplicable

(p)  (i)    Code of Ethics of The Jamestown Funds*
     (ii)   Code of Ethics of Lowe, Brockenbrough & Company, Inc.*
     (iii)  Code of Ethics of Oechsle International Advisors, LLC*
     (iv)   Code of Ethics of the Flippin, Bruce & Porter Funds*
     (v)    Code of Ethics of Flippin, Bruce & Porter, Inc.*
     (vi)   Code of Ethics of The Government Street Funds*
     (vii)  Code of Ethics of T. Leavell & Associates, Inc.
     (viii) Code of Ethics of The Davenport Equity Fund*
     (ix)   Code of Ethics of Davenport & Company LLC*
     (x)    Code of Ethics of Ultimus Fund Distributors, LLC

--------------------------
* Incorporated by reference to Registration Statement on Form N-1A previously filed.